UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7762

First Eagle Funds
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas New York, NY			10105-4300
(Address of principal executive offices)			(Zip code)

Robert Bruno First Eagle Funds 1345 Avenue of the Americas New York, NY 10105-4300
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-212-632-2700

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.                                   Reports to Stockholders.

Annual Report

OCTOBER 31, 2009

Global Fund

Overseas Fund

U.S. Value Fund

Gold Fund

Fund of America

ADVISED BY FIRST EAGLE INVESTMENT MANAGEMENT, LLC

Forward-Looking Statement Disclosure

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "may", "will", "believe", "attempt", "seem", "think", "ought", "try" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Table of Contents

Letter from the President	4

Letter from the Global Value Team Portfolio Managers	6

Management's Discussion of Fund Performance: First Eagle Global, Overseas, U.S. Value and Gold Funds	9

Performance Chart	13

First Eagle Global Fund:

Fund Overview	16

Schedule of Investments	18

First Eagle Overseas Fund:

Fund Overview	36

Schedule of Investments	38

First Eagle U.S. Value Fund:

Fund Overview	52

Schedule of Investments	54

First Eagle Gold Fund:

Fund Overview	62

Schedule of Investments	64

First Eagle Fund of America:

Management's Discussion of Fund Performance	68

Fund Overview	70

Schedule of Investments	72

Statements of Assets and Liabilities	78

Statements of Operations	82

Statements of Changes in Net Assets	84

Financial Highlights	88

Notes to Financial Statements	98

Report of Independent Registered Public Accounting Firm	127

Fund Expenses	128

Tax Information	131

General Information	132

Privacy Notice	133

Additional Information	135

Letter from the President

Dear Fellow Shareholders,

Since my last letter in May, financial markets around the world have experienced a strong rally from their depths in March. With a backdrop of gloomy economic data, rising unemployment and weakness in the U.S. dollar, the S&P 500 Index is up over 17% and the MSCI World Index is up over 22% for the year to date. Whether this rally is sustainable remains to be seen. We do not speculate on future market movements or on potential economic developments, but we do continue to approach every investment decision with the first question of, "What can go wrong?"

As I stated in my last letter, we believed that a significant portion of our 2008 losses might be temporary in nature as opposed to permanent impairments of capital. And we have, over this past year, made a steady recovery. We have navigated our way through the crisis, not by trying to anticipate market movements, but by continuing to practice prudence and patience, as is our custom. The market's volatility enabled our portfolio management teams to deploy capital and to select what we believed to be under-priced securities; essentially sowing the seeds that we hope will provide value for our shareholders in the years to come. In fact, many of those securities which impacted the performance of the Funds negatively in 2008 have been our top performing companies in 2009.

Whether it is a market bubble, the recent crisis or an event that has yet to arise, we have and will continue to invest with an eye on achieving our primary goal of preserving capital over time for our shareholders. We attain this by managing your assets in adherence to the value investing principles that were founded by Benjamin Graham so many years ago.

Our global search for high-quality businesses whose securities trade at a substantial discount to our estimates of intrinsic value is ongoing. To execute this continuous exploration, we have built a Global Value Team comprised of not only outstanding talent, but one that manifests the temperament required to be successful value investors. The analyst team is currently 11 strong, with the recent additions of Giorgio Caputo and Manish Gupta. The team is led by

John P. Arnhold

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

Portfolio Manager Matt McLennan alongside Portfolio Managers Abhay Deshpande, Rachel Benepe and Director of Research Bruce Greenwald. Jean-Marie Eveillard continues in his role as Senior Adviser and Trustee of the First Eagle Funds and was recently nominated by Morningstar for the title of Foreign Manager of the Decade. We are honored that he continues to play an active and important role in our investment team and the First Eagle family as a whole.

Harold Levy and David Cohen of Iridian Asset Management, continue to produce solid returns for the First Eagle Fund of America. The First Eagle Fund of America is one of the few funds in the industry with an admirable long-term record, historical low volatility and the same management team since inception.

Please be assured that your investments in our funds will continue to be managed in the same diligent manner as they have been for over 30 years. Many of our portfolio managers and other senior executives have substantial investments alongside of yours and we are grateful for the confidence that you continue to place in our firm.

Sincerely,

John P. Arnhold

President

November 2009

Past performance is no guarantee of future results. The portfolio is actively managed. The portfolio and opinions expressed herein are subject to change. Current and future portfolio holdings are subject to risk.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

Letter from the Global Value Team Portfolio Managers

Benjamin Graham wrote of the parable of Mr. Market in his investment classic The Intelligent Investor. The lesson he delivered was that owning stocks is akin to being in business with a partner called Mr. Market who is sometimes wildly optimistic about the future and at other times wildly pessimistic and willing to trade with you on the basis of that emotion. What a huge advantage and ultimately wealth creation opportunity one has if one is able to keep one's equanimity with such a volatile partner. Benjamin Graham further highlighted that no one forces an unlevered investor to recognize a price loss and no one prevents an investor with deferred purchasing power from taking advantage of lower prices. It is the role of the investor to analytically assess if there has been permanent or temporary impairment of capital rather than emotionally responding to price trends. The past year has been one of market extremes with no shortage of matching extreme prognostications from market "experts". Would it have paid to listen to the experts? If so, which experts? Or would it have been better and simpler to buy more when prices appeared low and be a little reserved when prices appeared high?

Rather than betting on market direction, it is more prudent to accept that the future is uncertain in its specifics and to focus on things that can be deduced. What we can say is that price matters—if you buy investments cheaply enough you don't have to be right about the future especially if you've avoided undue balance sheet risk and aggressive management behavior. What we can also say is that the scope for productive increases around the world has arguably never been better with more rapid diffusion of technology than ever before and a growing acceptance of markets and property rights (despite marked imperfections of the last year). So we believe there should be a long term positive drift to the ownership of enterprise bought at a discount. However, it is also likely that along the way there will be policy errors and periods of punctured equilibrium where confidence cycles produce material market volatility around that trend. Looking at this holistically means that instead of trying to precisely time market movements, one should be willing to try to take advantage of them after the fact, one should keep an eye on the biggest macro imbalances that could cause permanent impairment of capital and one should keep an eye on the micro security by security bargains that exist for the enquiring investor. If one avoids the biggest pockets of market vulnerability, if one locates cheap securities one at a time and if one calibrates the overall investment level in enterprise to the

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

Pictured: (from left to right) Abhay Deshpande, Matthew McLennan and Jean-Marie Eveillard

valuation backdrop, one should tend to muddle through market surprises surprisingly well. Winning by not losing—this in a nutshell is what we attempt to do.

Over the past twelve-months the portfolio has evolved as we have deployed some of our deferred purchasing power and we have recycled capital from ideas that were approaching our estimate of intrinsic value to those appearing to offer greater value. We like what we own today—what we believe to be some good businesses at good prices, some mundane businesses at compelling prices, some gold as insurance and a little cash in reserve for a rainy day. On the business front, many of the companies we own have no debt at all, support worldwide leadership positions in their markets, are run by prudent entrepreneurs and most importantly trade at single digit multiples of their pre-tax operating profit potential. We believe that these investments offer potential cash yields well in excess of bonds and scope for long term participation in a growing pool of nominal world wealth. The gold insurance is not as cheap as it was, but with the epicenter of world monetary creation moving from the Western advanced economies to the Asian emerging economies, there are new buyers competing for this scarce monetary insurance and reluctant sellers given the architectural challenges recently experienced in the advanced world financial system. Our cash level has varied being drawn down at the depths of the crisis as our allocation to equities went up and subsequently drifting up a bit as some ideas approached intrinsic value but the cash level is still well below historical peak levels where value appeared harder to come by.

Our team has also evolved over the past year. Never before have we fielded so experienced a team and most importantly never has the temperament of the team been more aligned with our core investment values of avoiding hubris, making sure we are open-minded and having patience that endures well beyond that of the typical investor. Our analysts have worked very hard through the past year to surface new ideas, to challenge existing thinking and to share insights in a collaborative manner. Our seasoned traders have thoughtfully implemented

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

Letter from the Global Value Team Portfolio Managers (continued)

our ideas. If you don't have a crystal ball, you had better make sure you've got balanced temperament. Benjamin Graham's parable of Mr. Market resonates as deeply today as ever before. As a team, we feel a duty to carry forward this sound, time tested approach to capital allocation.

Matthew McLennan

Head of the Global Value Team Portfolio Manager

Abhay Deshpande

Portfolio Manager

November 2009

Past performance is no guarantee of future results. The portfolio is actively managed. The portfolio and opinions expressed herein are subject to change. Current and future portfolio holdings are subject to risk.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

Management's Discussion of Fund Performance

A global market recovery seemed to be in full swing by late 2009 as markets around the world showed enough strength to overcome weakness in the early part of the year. In Japan, the Nikkei 225 Index rose 17% for the year ended October 31, 2009. In Europe, the German DAX Index rose 8.6% and the French CAC 40 Index rose 3.5% during the twelve-month period. In the U.S., the S&P 500 Index increased 9.8%. The U.S. dollar fell 8.5% against the Japanese yen and 13.5% against the euro. Crude oil rose 13.6% during the twelve-month period to $77. Gold surged 44% to a twelve-month high of $1,046 an ounce as demand from investors looking for alternatives to financial assets.

First Eagle Global Fund

The net asset value ("NAV") of the Fund's Class 'A' Shares rose 20.81% for the year ended October 31, 2009, while the MSCI World Index increased 18.42%. The Fund's cash position was 8.78% as of October 31, 2009.

The five largest contributors to the performance of the First Eagle Global Fund over the period were Gold bullion (gold, U.S.), Gold Fields Limited, ADR (gold mining, South Africa), Fresnillo PLC (gold & silver mining, Mexico), Wharf Holdings Limited (real estate investment company, Hong Kong) and Newmont Mining Corporation (gold mining, U.S.) collectively accounting for 7.77% of the year's performance.

The five largest detractors were San Juan Basin Royalty Trust (energy trust, U.S.), Berkshire Hathaway, Inc., Class 'A' (holding company, U.S.), Toho Company Limited (motion picture distributor, Japan), Astellas Pharma, Inc. (pharmaceuticals, Japan) and Legg Mason, Inc. (investment management, U.S.). Their combined negative performance over the twelve-month period subtracted 1.85% from the Fund's performance.

As of October 31, 2009, the Fund was approximately 30% hedged versus the Japanese yen and approximately 60% hedged versus the euro. We also initiated a 100% hedge on the Mexican peso on our non-mining holdings.

First Eagle Overseas Fund

The NAV of the Fund's Class 'A' Shares rose 24.95% for the fiscal year ended October 31, 2009, while the MSCI EAFE Index increased 27.71% over the same period. The Fund's cash position was 9.58% on October 31, 2009.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

Management's Discussion of Fund Performance (continued)

The five largest contributors to the performance of the First Eagle Overseas Fund over the period were Gold bullion (gold, U.S.), Gold Fields Limited, ADR (gold mining, South Africa), Shimano, Inc. (bicycle parts, Japan), Wharf Holdings Limited (real estate investment company, Hong Kong) and Petroleo Brasileiro SA, ADR (energy, Brazil) collectively accounting for 8.48% of the year's performance.

The five largest detractors were Toho Company Limited (motion picture distributor, Japan), Deceuninck NV (building products, Belgium), KT&G Corporation (tobacco, South Korea), Sompo Japan Insurance, Inc. (insurance, Japan) and Meitec Corporation (engineering outsourcing, Japan). Their combined negative performance over the twelve-month period subtracted 0.85% from the Fund's performance.

As of October 31, 2009, the Fund was approximately 30% hedged versus the Japanese yen and approximately 60% hedged versus the euro. We also initiated a 100% hedge on the Mexican peso on our non-mining holdings.

First Eagle U.S. Value Fund

The NAV of the First Eagle U.S. Value Fund's Class 'A' shares increased 14.52% for the year ended October 31, 2009, while the S&P 500 Index rose 9.80%. The Fund's cash position was 19.41% on October 31, 2009.

The five largest contributors to the performance of the First Eagle U.S. Value Fund over the period were Gold bullion (gold), Newmont Mining Corporation (gold mining), Cintas Corporation (uniform supplier), American Express Company (credit cards) and Helmerich & Payne, Inc. (oil drilling) collectively accounting for 6.03% of the year's performance.

The five largest detractors were San Juan Basin Royalty Trust (energy trust), Berkshire Hathaway, Inc., Class 'A' (holding company), Blount International, Inc. (industrial manufacturer), International Speedway Corporation, Class 'A' (racetracks) and Mercury General Corporation (property & casualty insurance). Their combined negative performance over the twelve-month period subtracted 2.64% from the Fund's performance.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

First Eagle Global, Overseas, U.S. Value and Gold Funds

First Eagle Gold Fund

The NAV of the First Eagle Gold Fund's Class 'A' Shares rose 78.93% for the year ended October 31, 2009, while the FTSE Gold Mines Index increased 92.08%. The Fund's cash position was 5.61% on October 31, 2009.

The five largest contributors to the performance of the First Eagle Gold Fund over the period were Gold bullion (U.S.), IAMGOLD Corporation (Canada), Randgold Resources Limited, ADR (Africa), Gold Fields Limited, ADR (South Africa) and Kinross Gold Corporation (Canada) collectively accounting for 39.74% of the year's performance.

The five largest detractors to the fund were NovaGold Resources (Canada), Gammon Gold (Canada), Anglo American PLC (U.K.), Etruscan Resources, Inc. (Canada) and Eldorado Gold Corporation (Canada). Their combined negative performance over the twelve-month period subtracted 1.30% from the Fund's performance.

We look at gold as insurance against "extreme outcomes," which might include such things as inflation, deflation or outright currency debasement. While we may view any of these outcomes as low probability, we believe gold acts as effective insurance to at least partially protect against the potential negative consequences these developments could have on a portfolio.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

Management's Discussion of Fund Performance (continued)

As always, we appreciate your confidence and thank you for your support.

Matthew McLennan

Head of the Global Value Team
Portfolio Manager
Global, Overseas
and U.S. Value Funds

Abhay Deshpande	Rachel Benepe

Portfolio Manager	Portfolio Manager

Global, Overseas, U.S. Value and Gold Funds	Gold Fund

November 2009

Past performance is no guarantee of future results. The portfolio is actively managed. The portfolio and opinions expressed herein are subject to change. Current and future portfolio holdings are subject to risk.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

Performance Chart1

	ONE-YEAR	THREE-YEARS	FIVE-YEARS	TEN-YEARS	SINCE INCEPTION	INCEPTION DATE
First Eagle Global Fund
Class A (SGENX)
without sales charge	20.81%	2.21%	8.78%	12.46%	14.40%	01/01/79[2]
with sales charge	14.77	0.47	7.67	12.03	14.26	01/01/79[2]
Class C (FESGX)	18.93	1.44	7.96	—	11.69	06/05/00
Class I (SGIIX)	21.13	2.47	9.05	12.72	12.04	07/31/98
MSCI World Index[3]	18.42	-6.06	2.64	0.23	9.59	01/01/79
First Eagle Overseas Fund
Class A (SGOVX)
without sales charge	24.95%	2.00%	9.46%	12.75%	12.36%	08/31/93
with sales charge	18.70	0.27	8.35	12.32	12.09	08/31/93
Class C (FESOX)	22.96	1.22	8.64	—	11.95	06/05/00
Class I (SGOIX)	25.26	2.26	9.74	12.99	12.94	07/31/98
MSCI EAFE Index[4]	27.71	-5.22	5.10	2.05	4.73	08/31/93
First Eagle U.S. Value Fund
Class A (FEVAX)
without sales charge	14.52%	0.47%	4.82%	—	8.51%	09/04/01
with sales charge	8.80	-1.23	3.75	—	7.83	09/04/01
Class C (FEVCX)	12.63	-0.29	4.05	—	7.70	09/04/01
Class I (FEVIX)	14.78	0.72	5.09	—	8.77	09/04/01
Standard & Poor's 500 Index[5]	9.80	-7.02	0.33	—	0.82	09/04/01
First Eagle Gold Fund
Class A (SGGDX)
without sales charge	78.93%	12.89%	15.54%	19.86%	9.95%	08/31/93
with sales charge	69.99	10.97	14.36	19.40	9.69	08/31/93
Class C (FEGOX)	76.62	12.06	14.68	—	16.92	05/15/03
Class I (FEGIX)	79.27	13.18	15.83	—	18.08	05/15/03
FTSE Gold Mines Index[6]	92.08	7.12	10.04	11.32	2.63	08/31/93
MSCI World Index[3]	18.42	-6.06	2.64	0.23	5.50	08/31/93

Please see the following pages for important notes to this table.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

Average Annual Returns as of October 31, 2009 (unaudited)

	ONE-YEAR	THREE-YEARS	FIVE-YEARS	TEN-YEARS	SINCE INCEPTION	INCEPTION DATE
First Eagle Fund of America
Class A (FEFAX)
without sales charge	9.13%	-2.14%	3.62%	5.48%	5.79%	11/20/98
with sales charge	3.67	-3.80	2.57	4.94	5.29	11/20/98
Class C (FEAMX)	7.34	-2.88	2.86	4.79	5.19	03/02/98
Class Y (FEAFX)[7]	9.14	-2.16	3.62	5.57	11.28	04/10/87
Standard & Poor's 500 Index[5]	9.80	-7.02	0.33	-0.95	8.23	04/10/87

1The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact the Funds' short term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month end is available at www.firsteaglefunds.com or by calling (800) 334-2143. The average annual returns shown on the prior page are historical and reflect changes in share price, reinvested dividends and are net of expenses. The average annual returns for Class A Shares "with sales charge" of First Eagle Global Fund, First Eagle Overseas Fund and First Eagle Gold Fund give effect to the deduction of the maximum sales charge of 3.75% for periods prior to March 1, 2000 and of 5.00% thereafter. The average annual returns for Class A Shares "with sales charge" of First Eagle U.S. Value Fund and First Eagle Fund of America give effect to the deduction of the maximum sales charge of 5.00%.

The average annual returns for Class C Shares reflect the CDSC (Contingent Deferred Sales Charge) of 1.00% which pertains to the first year or less of investment only.

Class I Shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, and First Eagle Gold Fund require $1mm minimum investment and are offered without a sales charge.

Class Y Shares of First Eagle Fund of America are offered without a sales charge.

2Commencement of management by Jean-Marie Eveillard. Mr. Eveillard transitioned to senior adviser on March 26, 2009, a position he also held from January 2005 to March 2007, and continues to be a member of First Eagle Fund's Board of Trustees and a Senior Vice President of First Eagle Investment Management, LLC. The Fund commenced operation April 28, 1970.

3The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The index provides total returns in U.S. dollars with net dividends reinvested.

4The MSCI EAFE Index is a total return index, reported in U.S. dollars, based on share prices and reinvested net dividends of approximately 1,100 companies from 21 countries and is not available for purchase.

Please see the following page for important notes to this table.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

Performance Chart (continued) (unaudited)

5The Standard & Poor's 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy and is not available for purchase. Although the Standard & Poor's 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also considered a proxy for the total market.

6The FTSE Gold Mines Index is an unmanaged index composed of approximately 19 mining companies and is only available without dividends reinvested and is not available for purchase.

7As of September 1, 2005 First Eagle Fund of America Class Y is closed to new accounts.

Expense Ratios As Stated In The Most Recent Prospectus
Total Annual Gross Operating Expense Ratios

	CLASS A	CLASS C	CLASS I	CLASS Y
First Eagle Global Fund	1.14%	1.89%	0.89%	—
First Eagle Overseas Fund	1.15	1.90	0.90	—
First Eagle U.S. Value Fund	1.21	1.96	0.96	—
First Eagle Gold Fund	1.21	1.96	0.96	—
First Eagle Fund of America	1.42	2.17	—	1.42%

These expense ratios are presented as of October 31, 2008 and may differ from corresponding ratios shown elsewhere in this report because of differing time periods (and/or, if applicable, because these expense ratios do not include expense credits or waivers).

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

Statements of Assets and Liabilities

	FIRST EAGLE GLOBAL FUND	FIRST EAGLE OVERSEAS FUND	FIRST EAGLE U.S. VALUE FUND
Assets
Investments, at Cost (Note 1)
Unaffiliated issuers	$12,948,634,877	$4,755,844,601	$908,536,680
Affiliated issuers	3,882,137,271	784,358,085	—
Gold Bullion	693,749,790	272,864,040	33,486,747
Total Investments, at Cost	17,524,521,938	5,813,066,726	942,023,427
Investments, at Value (Note 1)
Unaffiliated issuers	13,918,621,450	5,618,143,084	951,646,389
Affiliated issuers	3,902,348,782	870,028,809	—
Gold Bullion	1,306,455,960	570,582,616	54,304,356
Total Investments, at Value	19,127,426,192	7,058,754,509	1,005,950,745
Cash	31,503	1,110	1,833
Receivable for forward currency contracts held, at value (Note 1)	1,492,564	731,636	—
Receivable for investment securities sold	24,170,714	7,643,760	271,811
Receivable for premiums for written options	—	—	—
Receivable for Fund shares sold	53,279,147	22,430,354	4,446,954
Accrued interest and dividends receivable	52,136,691	23,718,423	3,092,958
Investment for trustee deferred compensation plan (Note 2)	704,232	825,875	200,756
Other assets	922,674	71,663	34,888
Total Assets	19,260,163,717	7,114,177,330	1,013,999,945
Liabilities
Option contracts written, at value (premiums received $17,273,666) (Note 1)	—	—	—
Payable for Fund shares redeemed	37,749,592	15,143,942	2,535,226
Payable for investment securities purchased	14,775,554	3,049,795	413,612
Payable for forward currency contracts held, at value (Note 1)	121,208,005	58,441,992	—
Investment advisory fees payable (Note 2)	12,390,756	4,547,904	650,734
Distribution fees payable (Note 3)	5,645,778	1,385,475	289,473
Services fees payable (Note 3)	1,117,388	171,777	57,364
Trustee deferred compensation plan (Note 2)	704,232	825,875	200,756
Administrative fees payable (Note 2)	341,000	130,258	11,450
Trustee fees payable	162,368	73,691	9,833
Accrued expenses and other liabilities	7,844,792	3,509,385	467,689
Total Liabilities	201,939,465	87,280,094	4,636,137
Net Assets	$19,058,224,252	$7,026,897,236	$1,009,363,808

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

October 31, 2009

	FIRST EAGLE GOLD FUND	FIRST EAGLE FUND OF AMERICA
Assets
Investments, at Cost (Note 1)
Unaffiliated issuers	$1,065,581,860	$886,693,272
Affiliated issuers	34,953,754	—
Gold Bullion	139,679,146	—
Total Investments, at Cost	1,240,214,760	886,693,272
Investments, at Value (Note 1)
Unaffiliated issuers	1,484,991,716	886,312,491
Affiliated issuers	42,271,453	—
Gold Bullion	337,725,045	—
Total Investments, at Value	1,864,988,214	886,312,491
Cash	1,788	—
Receivable for forward currency contracts held, at value (Note 1)	—	—
Receivable for investment securities sold	6,673	—
Receivable for premiums for written options	—	154,727
Receivable for Fund shares sold	13,532,085	4,845,508
Accrued interest and dividends receivable	338,650	457,964
Investment for trustee deferred compensation plan (Note 2)	88,875	425,852
Other assets	10,817	7,716
Total Assets	1,878,967,102	892,204,258
Liabilities
Option contracts written, at value (premiums received $17,273,666) (Note 1)	—	11,291,800
Payable for Fund shares redeemed	9,540,160	4,031,397
Payable for investment securities purchased	14,174,333	5,773,764
Payable for forward currency contracts held, at value (Note 1)	—	—
Investment advisory fees payable (Note 2)	1,232,701	765,784
Distribution fees payable (Note 3)	531,825	231,089
Services fees payable (Note 3)	78,968	19,821
Trustee deferred compensation plan (Note 2)	88,875	425,852
Administrative fees payable (Note 2)	19,455	15,500
Trustee fees payable	11,243	4,690
Accrued expenses and other liabilities	958,445	436,142
Total Liabilities	26,636,005	22,995,839
Net Assets	$1,852,331,097	$869,208,419

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

Statements of Assets and Liabilities (continued)

	FIRST EAGLE GLOBAL FUND	FIRST EAGLE OVERSEAS FUND	FIRST EAGLE U.S. VALUE FUND
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$493,875	$359,518	$71,062
Capital surplus	18,469,940,473	6,048,871,138	961,902,932
Net unrealized appreciation (depreciation) on:
Investments	1,602,904,254	1,245,687,783	63,927,318
Foreign currency and forward contract related translation	(118,662,700)	(57,095,703)	—
Written options	—	—	—
Undistributed net realized losses on investments	(966,036,871)	(209,791,972)	(26,577,617)
Undistributed net investment income (loss)	69,585,221	(1,133,528)	10,040,113
Net Assets	$19,058,224,252	$7,026,897,236	$1,009,363,808
Class A
Net assets	$10,562,172,813	$4,023,864,769	$547,034,715
Shares outstanding	272,619,335	206,214,861	38,488,027
Net asset value per share and redemption proceeds per share	$38.74	$19.51	$14.21
Offering price per share (NAV per share plus maximum sales charge)[1]	$40.78	$20.54	$14.96
Class C
Net assets	$5,158,102,848	$791,752,510	$263,644,438
Shares outstanding	135,490,441	41,601,606	18,746,958
Net asset value per share	$38.07	$19.03	$14.06
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)[2]	$37.69	$18.84	$13.92
Class I
Net assets	$3,337,948,591	$2,211,279,957	$198,684,655
Shares outstanding	85,765,294	111,701,858	13,827,124
Net asset value per share and redemption proceeds per share	$38.92	$19.80	$14.37
Class Y
Net assets	—	—	—
Shares outstanding	—	—	—
Net asset value per share and redemption proceeds per share	—	—	—

1The maximum sales charge is 5.00% for Class A shares. Classes C, I and Y have no front-end sales charges.

2The maximum CSDC (Contingent Deferred Sales Charge) is 1.00% for Class C shares, which is charged on the lesser of the offering price or the net asset value at the time of sale by shareholder. This pertains to investments of one year or less.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

October 31, 2009

	FIRST EAGLE GOLD FUND	FIRST EAGLE FUND OF AMERICA
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$73,939	$45,100
Capital surplus	1,259,072,815	929,456,643
Net unrealized appreciation (depreciation) on:
Investments	624,773,454	(380,781)
Foreign currency and forward contract related translation	65,267	—
Written options	—	5,981,866
Undistributed net realized losses on investments	(13,596,045)	(65,224,152)
Undistributed net investment income (loss)	(18,058,333)	(670,257)
Net Assets	$1,852,331,097	$869,208,419
Class A
Net assets	$1,325,226,505	$275,511,947
Shares outstanding	52,684,683	14,256,841
Net asset value per share and redemption proceeds per share	$25.15	$19.32
Offering price per share (NAV per share plus maximum sales charge)[1]	$26.47	$20.35
Class C
Net assets	$361,735,852	$90,345,053
Shares outstanding	14,751,858	5,237,741
Net asset value per share	$24.52	$17.25
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)[2]	$24.27	$17.08
Class I
Net assets	$165,368,740	—
Shares outstanding	6,502,353	—
Net asset value per share and redemption proceeds per share	$25.43	—
Class Y
Net assets	—	$503,351,419
Shares outstanding	—	25,605,616
Net asset value per share and redemption proceeds per share	—	$19.66

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

Statements of Operations

	FIRST EAGLE GLOBAL FUND	FIRST EAGLE OVERSEAS FUND	FIRST EAGLE U.S. VALUE FUND
Investment Income
Interest	$56,110,374	$19,803,707	$12,077,688
Dividends from: (net of $27,825,230, $16,044,244, $136,486, $361,324 and $0, foreign taxes withheld, respectively)
Unaffiliated issuers	237,655,762	118,004,836	10,355,529
Affiliated issuers	96,384,123	27,598,580	—
Other Income	1,168,782	72,341	39,378
Total Income	391,319,041	165,479,464	22,472,595
Expenses
Investment advisory fees (Note 2)	126,386,014	45,846,935	5,784,712
Administrative costs (Note 2)	4,667,076	1,696,575	195,218
Distribution fees (Note 3)
Class A	23,754,101	8,763,156	994,453
Class C	34,209,972	5,408,505	1,669,984
Class Y	—	—	—
Service fees - Class C (Note 3)	11,403,324	1,802,835	556,661
Shareholder servicing agent fees	18,867,579	6,393,869	1,286,292
Custodian and accounting fees	3,382,272	1,712,117	123,742
Shareholder reporting fees	2,267,222	784,533	109,460
Trustees' fees	723,869	271,001	32,213
Registration and filing fees	331,979	191,089	145,305
Professional fees	998,733	719,124	91,884
Other Expenses	669,430	255,409	25,279
Total Expenses	227,661,571	73,845,148	11,015,203
Expense reductions due to earnings credits (Note 1)	(8,040)	(4,301)	(833)
Net expenses	227,653,531	73,840,847	11,014,370
Net investment income (loss) (Note 1)	163,665,510	91,638,617	11,458,225
Realized and Unrealized Gains (Losses) on Investments, Foreign Currency Related Transactions and Written Options (Note 1)
Net realized gains (losses) from:
Investment transactions of unaffiliated issuers	(636,874,136)	(116,626,219)	(26,526,976)
Investment transactions of affiliated issuers	(144,779,415)	(2,720,151)	—
Commodity related transactions	—	9,787,733	—
Foreign currency and forward contract related transactions	426,283,407	262,253,623	665
Written options	—	—	—
Net increase from payments by affiliate	1,837	—	—
	(355,368,307)	152,694,986	(26,526,311)
Changes in unrealized appreciation (depreciation) of:
Investment transactions	4,023,013,411	1,505,064,380	142,188,621
Foreign currency and forward contract related translation	(705,046,599)	(389,151,339)	—
Written options	—	—	—
	3,317,966,812	1,115,913,041	142,188,621
Net realized and unrealized gains on investments, foreign currency and forward contract related transactions and written options	2,962,598,505	1,268,608,027	115,662,310
Net Increase in Net Assets Resulting from Operations	$3,126,264,015	$1,360,246,644	$127,120,535

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

For the Year Ended October 31, 2009

	FIRST EAGLE GOLD FUND	FIRST EAGLE FUND OF AMERICA
Investment Income
Interest	$1,527,457	$267,808
Dividends from: (net of $27,825,230, $16,044,244, $136,486, $361,324 and $0, foreign taxes withheld, respectively)
Unaffiliated issuers	6,658,158	8,055,891
Affiliated issuers	—	—
Other Income	18,730	—
Total Income	8,204,345	8,323,699
Expenses
Investment advisory fees (Note 2)	9,940,205	7,312,144
Administrative costs (Note 2)	321,919	195,481
Distribution fees (Note 3)
Class A	2,419,940	489,059
Class C	1,761,449	544,393
Class Y	—	1,157,513
Service fees - Class C (Note 3)	587,150	181,464
Shareholder servicing agent fees	2,049,771	1,061,599
Custodian and accounting fees	420,498	159,777
Shareholder reporting fees	181,404	92,504
Trustees' fees	43,801	26,999
Registration and filing fees	131,782	114,363
Professional fees	351,080	143,418
Other Expenses	38,720	27,727
Total Expenses	18,247,719	11,506,441
Expense reductions due to earnings credits (Note 1)	(610)	(14,217)
Net expenses	18,247,109	11,492,224
Net investment income (loss) (Note 1)	(10,042,764)	(3,168,525)
Realized and Unrealized Gains (Losses) on Investments, Foreign Currency Related Transactions and Written Options (Note 1)
Net realized gains (losses) from:
Investment transactions of unaffiliated issuers	(13,162,852)	(70,479,223)
Investment transactions of affiliated issuers	—	—
Commodity related transactions	1,438,357	—
Foreign currency and forward contract related transactions	55,526	—
Written options	—	7,979,783
Net increase from payments by affiliate	—	—
	(11,668,969)	(62,499,440)
Changes in unrealized appreciation (depreciation) of:
Investment transactions	640,242,809	133,233,938
Foreign currency and forward contract related translation	65,267	—
Written options	—	5,048,624
	640,308,076	138,282,562
Net realized and unrealized gains on investments, foreign currency and forward contract related transactions and written options	628,639,107	75,783,122
Net Increase in Net Assets Resulting from Operations	$618,596,343	$72,614,597

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

Statements of Changes in Net Assets

	FIRST EAGLE GLOBAL FUND		FIRST EAGLE OVERSEAS FUND
	YEAR ENDED OCTOBER 31,		YEAR ENDED OCTOBER 31,
	2009	2008	2009	2008
Operations
Net investment income (loss)	$163,665,510	$287,176,789	$91,638,617	$137,951,375
Net realized gain (loss) from investments, foreign currency and forward contract related transactions and written options	(355,368,307)	571,807,723	152,694,986	313,674,313
Change in unrealized appreciation (depreciation) of investments, foreign currency and forward contract related translation and written options	3,317,966,812	(6,731,622,390)	1,115,913,041	(3,144,942,612)
Net increase (decrease) in net assets resulting from operations	3,126,264,015	(5,872,637,878)	1,360,246,644	(2,693,316,924)
Distribution to Shareholders
Dividends paid from net investment income
Class A	(39,081,783)	(279,366,208)	(3,998,540)	(180,189,537)
Class C	(7,250)	(76,410,477)	(7,588)	(28,086,827)
Class I	(19,540,281)	(74,255,465)	(2,929,304)	(121,691,715)
Distributions paid from net realized gains from investment transactions
Class A	(631,563,973)	(1,149,497,548)	(317,087,294)	(652,293,124)
Class C	(302,779,457)	(481,349,457)	(69,460,426)	(133,975,356)
Class I	(178,533,975)	(273,763,609)	(174,084,325)	(406,827,856)
Decrease in net assets resulting from distributions	(1,171,506,719)	(2,334,642,764)	(567,567,477)	(1,523,064,415)
Fund Share Transactions (Note 6)
Net proceeds from shares sold	4,078,185,668	7,080,403,346	1,995,432,080	2,177,489,462
Net asset value of shares issued for reinvested dividends and distributions	964,568,563	1,934,139,194	487,753,631	1,295,750,389
Cost of shares redeemed	(5,245,297,583)	(5,741,382,568)	(2,472,285,641)	(4,153,912,271)
Redemption fees	1,182,746	1,655,839	577,129	689,425
Increase (decrease) in net assets from Fund share transactions	(201,360,606)	3,274,815,811	11,477,199	(679,982,995)
Net increase (decrease) in net assets	1,753,396,690	(4,932,464,831)	804,156,366	(4,896,364,334)
Net Assets (Note 1)
Beginning of year	17,304,827,562	22,237,292,393	6,222,740,870	11,119,105,204
End of year	$19,058,224,252	$17,304,827,562	$7,026,897,236	$6,222,740,870
Undistributed net investment income (loss)	$69,585,221	$(48,962,268)	$(1,133,528)	$(112,433,127)

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

	FIRST EAGLE U.S. VALUE FUND		FIRST EAGLE GOLD FUND
	YEAR ENDED OCTOBER 31,		YEAR ENDED OCTOBER 31,
	2009	2008	2009	2008
Operations
Net investment income (loss)	$11,458,225	$12,501,110	$(10,042,764)	$(5,374,345)
Net realized gain (loss) from investments, foreign currency and forward contract related transactions and written options	(26,526,311)	6,453,735	(11,668,969)	51,876,811
Change in unrealized appreciation (depreciation) of investments, foreign currency and forward contract related translation and written options	142,188,621	(154,116,250)	640,308,076	(530,308,205)
Net increase (decrease) in net assets resulting from operations	127,120,535	(135,161,405)	618,596,343	(483,805,739)
Distribution to Shareholders
Dividends paid from net investment income
Class A	(5,591,065)	(5,722,863)	—	(25,074,580)
Class C	(2,430,964)	(2,651,972)	—	(4,460,113)
Class I	(2,247,106)	(2,101,375)	—	(4,201,766)
Distributions paid from net realized gains from investment transactions
Class A	(2,846,360)	(12,287,319)	(34,328,380)	(30,818,251)
Class C	(1,987,359)	(9,027,699)	(7,932,453)	(6,948,463)
Class I	(1,015,200)	(3,944,580)	(4,616,129)	(4,799,864)
Decrease in net assets resulting from distributions	(16,118,054)	(35,735,808)	(46,876,962)	(76,303,037)
Fund Share Transactions (Note 6)
Net proceeds from shares sold	647,979,182	250,653,753	945,966,437	293,412,807
Net asset value of shares issued for reinvested dividends and distributions	12,783,370	29,227,280	40,225,122	62,146,503
Cost of shares redeemed	(304,688,397)	(228,317,642)	(366,291,764)	(387,225,293)
Redemption fees	—	81,890	428,905	153,422
Increase (decrease) in net assets from Fund share transactions	356,074,155	51,645,281	620,328,700	(31,512,561)
Net increase (decrease) in net assets	467,076,636	(119,251,932)	1,192,048,081	(591,621,337)
Net Assets (Note 1)
Beginning of year	542,287,172	661,539,104	660,283,016	1,251,904,353
End of year	$1,009,363,808	$542,287,172	$1,852,331,097	$660,283,016
Undistributed net investment income (loss)	$10,040,113	$8,952,848	$(18,058,333)	$(8,716,619)

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

Statements of Changes in Net Assets (continued)

	FIRST EAGLE FUND OF AMERICA
	YEAR ENDED OCTOBER 31,
	2009	2008
Operations
Net investment loss	$(3,168,525)	$(1,193,856)
Net realized gain (loss) from investments, foreign currency and forward contract related transactions and written options	(62,499,440)	47,962,328
Change in unrealized appreciation (depreciation) of investments, foreign currency and forward contract related translation and written options	138,282,562	(338,387,730)
Net increase (decrease) in net assets resulting from operations	72,614,597	(291,619,258)
Distribution to Shareholders
Dividends paid from net investment income
Class A	—	(204,496)
Class C	—	—
Class Y	—	(1,385,075)
Distributions paid from net realized gains from investment transactions
Class A	(8,260,417)	(8,095,784)
Class C	(4,348,195)	(6,936,699)
Class Y	(28,605,629)	(71,479,766)
Decrease in net assets resulting from distributions	(41,214,241)	(88,101,820)
Fund Share Transactions (Note 6)
Net proceeds from shares sold	312,006,550	275,946,279
Net asset value of shares issued for reinvested dividends and distributions	34,915,645	77,214,426
Cost of shares redeemed	(198,158,229)	(187,350,534)
Redemption fees	—	40,236
Increase (decrease) in net assets from Fund share transactions	148,763,966	165,850,407
Net increase (decrease) in net assets	180,164,322	(213,870,671)
Net Assets (Note 1)
Beginning of year	689,044,097	902,914,768
End of year	$869,208,419	$689,044,097
Undistributed net investment income (loss)	$(670,257)	$(34,018)

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

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Financial Highlights

	YEAR ENDED OCTOBER 31,
	2009			2008
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year	$34.45	$33.99	$34.62	$51.09	$50.46	$51.32
Income from investment operations:
Net investment income	0.39	0.13	0.47	0.64	0.31	0.76
Net realized and unrealized gains (losses) on investments	6.35	6.26	6.39	-11.82	-11.69	-11.88
Total income (loss) from investment operations	6.74	6.39	6.86	-11.18	-11.38	-11.12
Less distributions:
Dividends from net investment income	-0.14	-0.00 **	-0.25	-1.07	-0.70	-1.19
Distributions from capital gains	-2.31	-2.31	-2.31	-4.39	-4.39	-4.39
Total distributions	-2.45	-2.31	-2.56	-5.46	-5.09	-5.58
Net asset value, end of year	$38.74	$38.07	$38.92	$34.45	$33.99	$34.62
Total return(a)	20.81%	19.93%	21.13%	-24.41%	-24.99%	-24.21%
Ratios and supplemental data
Net assets, end of year (millions)	$10,562	$5,158	$3,338	$9,784	$4,623	$2,898
Ratio of operating expenses to average net assets including earnings credits	1.19%	1.94%	0.94%	1.14%	1.89%	0.89%
Ratio of operating expenses to average net assets excluding earnings credits	1.19%	1.94%	0.94%	1.14%	1.89%	0.89%
Ratio of net investment income to average net assets including earnings credits	1.14%	0.38%	1.37%	1.48%	0.73%	1.74%
Ratio of net investment income to average net assets excluding earnings credits	1.14%	0.38%	1.37%	1.48%	0.73%	1.74%
Portfolio turnover rate	12.52%	12.52%	12.52%	29.69%	29.69%	29.69%

*Per share amounts have been calculated using the average shares method.

**Amount represents less than $0.01 per share.

(a)  Does not take into account the deduction of the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

Global Fund

	YEAR ENDED OCTOBER 31,
	2007			2006			2005
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year	$48.36	$47.83	$48.56	$42.47	$42.06	$42.62	$36.53	$36.30	$36.64
Income from investment operations:
Net investment income	0.67	0.31	0.79	0.59	0.25	0.71	0.48	0.19	0.60
Net realized and unrealized gains (losses) on investments	6.91	6.84	6.94	7.82	7.77	7.85	6.07	6.01	6.06
Total income (loss) from investment operations	7.58	7.15	7.73	8.41	8.02	8.56	6.55	6.20	6.66
Less distributions:
Dividends from net investment income	-1.22	-0.89	-1.34	-0.84	-0.57	-0.94	-0.43	-0.26	-0.50
Distributions from capital gains	-3.63	-3.63	-3.63	-1.68	-1.68	-1.68	-0.18	-0.18	-0.18
Total distributions	-4.85	-4.52	-4.97	-2.52	-2.25	-2.62	-0.61	-0.44	-0.68
Net asset value, end of year	$51.09	$50.46	$51.32	$48.36	$47.83	$48.56	$42.47	$42.06	$42.62
Total return(a)	16.91%	16.03%	17.19%	20.73%	19.86%	21.06%	18.15%	17.23%	18.42%
Ratios and supplemental data
Net assets, end of year (millions)	$13,451	$5,593	$3,193	$11,854	$4,928	$2,641	$9,526	$3,828	$1,752
Ratio of operating expenses to average net assets including earnings credits	1.12%	1.87%	0.87%	1.13%	1.88%	0.88%	1.20%	1.95%	0.95%
Ratio of operating expenses to average net assets excluding earnings credits	1.12%	1.87%	0.87%	1.14%	1.89%	0.89%	1.20%	1.95%	0.95%
Ratio of net investment income to average net assets including earnings credits	1.40%	0.65%	1.64%	1.31%	0.56%	1.57%	1.21%	0.47%	1.48%
Ratio of net investment income to average net assets excluding earnings credits	1.39%	0.64%	1.64%	1.30%	0.56%	1.57%	1.20%	0.47%	1.48%
Portfolio turnover rate	37.58%	37.58%	37.58%	28.59%	28.59%	28.59%	12.29%	12.29%	12.29%

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

Financial Highlights

	YEAR ENDED OCTOBER 31,
	2009			2008
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year	$17.21	$16.93	$17.41	$28.09	$27.66	$28.38
Income from investment operations:
Net investment income	0.26	0.13	0.30	0.35	0.18	0.40
Net realized and unrealized gains (losses) on investments	3.72	3.63	3.78	-7.21	-7.10	-7.28
Total income (loss) from investment operations	3.98	3.76	4.08	-6.86	-6.92	-6.88
Less distributions:
Dividends from net investment income	-0.02	-0.00 **	-0.03	-0.87	-0.66	-0.94
Distributions from capital gains	-1.66	-1.66	-1.66	-3.15	-3.15	-3.15
Total distributions	-1.68	-1.66	-1.69	-4.02	-3.81	-4.09
Net asset value, end of year	$19.51	$19.03	$19.80	$17.21	$16.93	$17.41
Total return(a)	24.95%	23.96%	25.26%	-28.15%	-28.67%	-27.97%
Ratios and supplemental data
Net assets, end of year (millions)	$4,024	$792	$2,211	$3,518	$737	$1,968
Ratio of operating expenses to average net assets including earnings credits	1.20%	1.95%	0.95%	1.15%	1.90%	0.90%
Ratio of operating expenses to average net assets excluding earnings credits	1.20%	1.95%	0.95%	1.15%	1.90%	0.90%
Ratio of net investment income to average net assets including earnings credits	1.51%	0.76%	1.75%	1.57%	0.82%	1.76%
Ratio of net investment income to average net assets excluding earnings credits	1.51%	0.76%	1.75%	1.57%	0.82%	1.76%
Portfolio turnover rate	8.65%	8.65%	8.65%	15.72%	15.72%	15.72%

*Per share amounts have been calculated using the average shares method.

**Amount represents less than $0.01 per share.

(a)  Does not take into account the deduction of the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

Overseas Fund

	YEAR ENDED OCTOBER 31,
	2007			2006			2005
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year	$26.70	$26.33	$26.94	$24.13	$23.83	$24.33	$20.25	$19.97	$20.37
Income from investment operations:
Net investment income	0.41	0.21	0.48	0.39	0.20	0.46	0.27	0.10	0.33
Net realized and unrealized gains (losses) on investments	4.05	4.00	4.10	4.57	4.53	4.60	3.96	3.93	3.99
Total income (loss) from investment operations	4.46	4.21	4.58	4.96	4.73	5.06	4.23	4.03	4.32
Less distributions:
Dividends from net investment income	-0.87	-0.68	-0.94	-0.81	-0.65	-0.87	-0.24	-0.06	-0.25
Distributions from capital gains	-2.20	-2.20	-2.20	-1.58	-1.58	-1.58	-0.11	-0.11	-0.11
Total distributions	-3.07	-2.88	-3.14	-2.39	-2.23	-2.45	-0.35	-0.17	-0.36
Net asset value, end of year	$28.09	$27.66	$28.38	$26.70	$26.33	$26.94	$24.13	$23.83	$24.33
Total return(a)	18.20%	17.31%	18.52%	22.24%	21.33%	22.53%	21.16%	20.28%	21.47%
Ratios and supplemental data
Net assets, end of year (millions)	$5,974	$1,203	$3,942	$5,785	$1,145	$4,031	$4,866	$994	$3,028
Ratio of operating expenses to average net assets including earnings credits	1.12%	1.87%	0.87%	1.12%	1.87%	0.87%	1.18%	1.93%	0.93%
Ratio of operating expenses to average net assets excluding earnings credits	1.12%	1.87%	0.87%	1.12%	1.87%	0.87%	1.18%	1.93%	0.93%
Ratio of net investment income to average net assets including earnings credits	1.54%	0.79%	1.80%	1.57%	0.81%	1.82%	1.21%	0.46%	1.46%
Ratio of net investment income to average net assets excluding earnings credits	1.54%	0.78%	1.79%	1.56%	0.81%	1.82%	1.21%	0.46%	1.46%
Portfolio turnover rate	34.29%	34.29%	34.29%	27.98%	27.98%	27.98%	19.40%	19.40%	19.40%

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

Financial Highlights

	YEAR ENDED OCTOBER 31,
	2009			2008
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year	$12.75	$12.63	$12.89	$17.01	$16.87	$17.19
Income from investment operations:
Net investment income	0.21	0.12	0.24	0.36	0.24	0.40
Net realized and unrealized gains (losses) on investments	1.58	1.56	1.60	-3.65	-3.63	-3.69
Total income (loss) from investment operations	1.79	1.68	1.84	-3.29	-3.39	-3.29
Less distributions:
Dividends from net investment income	-0.22	-0.14	-0.25	-0.31	-0.19	-0.35
Distributions from capital gains	-0.11	-0.11	-0.11	-0.66	-0.66	-0.66
Total distributions	-0.33	-0.25	-0.36	-0.97	-0.85	-1.01
Net asset value, end of year	$14.21	$14.06	$14.37	$12.75	$12.63	$12.89
Total return(a)	14.52%	13.63%	14.78%	-20.56%	-21.17%	-20.36%
Ratios and supplemental data
Net assets, end of year (millions)	$547	$263	$199	$271	$167	$104
Ratio of operating expenses to average net assets including earnings credits	1.26%	2.00%	1.01%	1.20%	1.96%	0.95%
Ratio of operating expenses to average net assets excluding earnings credits	1.26%	2.00%	1.01%	1.21%	1.96%	0.96%
Ratio of net investment income to average net assets including earnings credits	1.63%	0.93%	1.90%	2.28%	1.53%	2.53%
Ratio of net investment income to average net assets excluding earnings credits	1.63%	0.93%	1.90%	2.28%	1.52%	2.53%
Portfolio turnover rate	14.88%	14.88%	14.88%	21.75%	21.75%	21.75%

*Per share amounts have been calculated using the average shares method.

(a)  Does not take into account the deduction of the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

U.S. Value Fund

	YEAR ENDED OCTOBER 31,
	2007			2006			2005
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year	$16.19	$16.08	$16.34	$14.95	$14.90	$15.07	$13.95	$13.92	$14.05
Income from investment operations:
Net investment income	0.33	0.21	0.38	0.29	0.17	0.33	0.20	0.10	0.24
Net realized and unrealized gains (losses) on investments	1.45	1.44	1.46	1.46	1.47	1.48	1.35	1.35	1.36
Total income (loss) from investment operations	1.78	1.65	1.84	1.75	1.64	1.81	1.55	1.45	1.60
Less distributions:
Dividends from net investment income	-0.30	-0.20	-0.33	-0.24	-0.19	-0.27	-0.20	-0.12	-0.23
Distributions from capital gains	-0.66	-0.66	-0.66	-0.27	-0.27	-0.27	-0.35	-0.35	-0.35
Total distributions	-0.96	-0.86	-0.99	-0.51	-0.46	-0.54	-0.55	-0.47	-0.58
Net asset value, end of year	$17.01	$16.87	$17.19	$16.19	$16.08	$16.34	$14.95	$14.90	$15.07
Total return(a)	11.47%	10.65%	11.78%	12.05%	11.26%	12.35%	11.35%	10.56%	11.65%
Ratios and supplemental data
Net assets, end of year (millions)	$324	$233	$104	$254	$161	$115	$150	$97	$68
Ratio of operating expenses to average net assets including earnings credits	1.20%	1.95%	0.95%	1.25%	1.99%	0.99%	1.28%	2.02%	1.04%
Ratio of operating expenses to average net assets excluding earnings credits	1.20%	1.95%	0.96%	1.25%	2.00%	1.00%	1.28%	2.02%	1.04%
Ratio of net investment income to average net assets including earnings credits	2.04%	1.29%	2.32%	1.87%	1.13%	2.13%	1.40%	0.67%	1.63%
Ratio of net investment income to average net assets excluding earnings credits	2.04%	1.28%	2.32%	1.87%	1.12%	2.12%	1.40%	0.66%	1.63%
Portfolio turnover rate	32.54%	32.54%	32.54%	31.76%	31.76%	31.76%	17.22%	17.22%	17.22%

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

Financial Highlights

	YEAR ENDED OCTOBER 31,
	2009			2008
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year	$14.85	$14.60	$14.98	$27.28	$26.86	$27.48
Income from investment operations:
Net investment income	-0.14	-0.30	-0.09	-0.09	-0.27	-0.05
Net realized and unrealized gains (losses) on investments	11.50	11.28	11.60	-10.61	-10.43	-10.66
Total income (loss) from investment operations	11.36	10.98	11.51	-10.70	-10.70	-10.71
Less distributions:
Dividends from net investment income	—	—	—	-0.78	-0.61	-0.84
Distributions from capital gains	-1.06	-1.06	-1.06	-0.95	-0.95	-0.95
Total distributions	-1.06	-1.06	-1.06	-1.73	-1.56	-1.79
Net asset value, end of year	$25.15	$24.52	$25.43	$14.85	$14.60	$14.98
Total return(a)	78.93%	77.62%	79.27%	-41.56%	-41.99%	-41.36%
Ratios and supplemental data
Net assets, end of year (millions)	$1,325	$362	$165	$480	$109	$71
Ratio of operating expenses to average net assets including earnings credits	1.26%	2.01%	1.01%	1.21%	1.96%	0.95%
Ratio of operating expenses to average net assets excluding earnings credits	1.26%	2.01%	1.01%	1.21%	1.96%	0.96%
Ratio of net investment income to average net assets including earnings credits	-0.65%	-1.40%	-0.40%	-0.38%	-1.13%	-0.20%
Ratio of net investment income to average net assets excluding earnings credits	-0.65%	-1.40%	-0.40%	-0.38%	-1.14%	-0.20%
Portfolio turnover rate	3.00%	3.00%	3.00%	8.74%	8.74%	8.74%

*Per share amounts have been calculated using the average shares method.

**Amount represents less than $0.01 per share.

(a)  Does not take into account the deduction of the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

Gold Fund

	YEAR ENDED OCTOBER 31,
	2007			2006			2005
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year	$23.48	$23.17	$23.62	$17.45	$17.25	$17.55	$16.82	$16.76	$16.88
Income from investment operations:
Net investment income	-0.12	-0.28	-0.07	-0.13	-0.30	-0.08	-0.04	-0.16	0.00 **
Net realized and unrealized gains (losses) on investments	7.72	7.61	7.78	6.65	6.60	6.69	0.67	0.65	0.67
Total income (loss) from investment operations	7.60	7.33	7.71	6.52	6.30	6.61	0.63	0.49	0.67
Less distributions:
Dividends from net investment income	-0.74	-0.58	-0.79	-0.49	-0.38	-0.54	—	—	—
Distributions from capital gains	-3.06	-3.06	-3.06	—	—	—	—	—	—
Total distributions	-3.80	-3.64	-3.85	-0.49	-0.38	-0.54	—	—	—
Net asset value, end of year	$27.28	$26.86	$27.48	$23.48	$23.17	$23.62	$17.45	$17.25	$17.55
Total return(a)	37.57%	36.55%	37.93%	37.97%	36.95%	38.29%	3.75%	2.92%	3.97%
Ratios and supplemental data
Net assets, end of year (millions)	$890	$196	$166	$774	$158	$147	$570	$115	$84
Ratio of operating expenses to average net assets including earnings credits	1.20%	1.95%	0.95%	1.21%	1.96%	0.96%	1.29%	2.04%	1.04%
Ratio of operating expenses to average net assets excluding earnings credits	1.20%	1.95%	0.95%	1.22%	1.97%	0.97%	1.30%	2.05%	1.05%
Ratio of net investment income to average net assets including earnings credits	-0.55%	-1.30%	-0.30%	-0.59%	-1.33%	-0.34%	-0.24%	-0.98%	0.02%
Ratio of net investment income to average net assets excluding earnings credits	-0.56%	-1.31%	-0.31%	-0.59%	-1.34%	-0.34%	-0.24%	-0.98%	-0.01%
Portfolio turnover rate	16.37%	16.37%	16.37%	32.26%	32.26%	32.26%	21.73%	21.73%	21.73%

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

Financial Highlights

	YEAR ENDED OCTOBER 31,
	2009			2008
	CLASS A	CLASS C	CLASS Y	CLASS A	CLASS C	CLASS Y
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year	$18.92	$17.14	$19.23	$29.79	$27.39	$30.22
Income from investment operations:
Net investment income	-0.06	-0.18	-0.07	-0.06	-0.20	-0.01
Net realized and unrealized gains (losses) on investments	1.61	1.44	1.65	-7.85	-7.16	-8.03
Total income (loss) from investment operations	1.55	1.26	1.58	-7.91	-7.36	-8.04
Less distributions:
Dividends from net investment income	—	—	—	-0.07	—	-0.06
Distributions from capital gains	-1.15	-1.15	-1.15	-2.89	-2.89	-2.89
Total distributions	-1.15	-1.15	-1.15	-2.96	-2.89	-2.95
Net asset value, end of year	$19.32	$17.25	$19.66	$18.92	$17.14	$19.23
Total return(a)	9.13%	8.34%	9.14%	-29.20%	-29.74%	-29.23%
Ratios and supplemental data
Net assets, end of year (millions)	$276	$90	$503	$127	$61	$501
Ratio of operating expenses to average net assets including earnings credits	1.50%	2.25%	1.50%	1.41%	2.16%	1.41%
Ratio of operating expenses to average net assets excluding earnings credits	1.50%	2.25%	1.50%	1.42%	2.17%	1.42%
Ratio of net investment income to average net assets including earnings credits	-0.34%	-1.10%	-0.37%	-0.23%	-0.87%	-0.06%
Ratio of net investment income to average net assets excluding earnings credits	-0.34%	-1.10%	-0.37%	-0.24%	-0.88%	-0.07%
Portfolio turnover rate	40.41%	40.41%	40.41%	63.97%	63.97%	63.97%

*Per share amounts have been calculated using the average shares method.

(a)  Does not take into account the deduction of the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares.

(b)  Investment income (loss) per share reflects special dividends received in Class A, C and Y which amounts to $0.13, $0.12 and $0.13 per share. Excluding the special dividend, the ratio of net investment income (loss) to average new assets both with and without the effect of earnings credits in Class A, C and Y would have been –0.31%, –1.00% and –0.22%.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

Fund of America

	YEAR ENDED OCTOBER 31,
	2007						2006			2005
	CLASS A		CLASS C		CLASS Y		CLASS A	CLASS C	CLASS Y	CLASS A	CLASS C	CLASS Y
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year	$27.92		$26.12		$28.28		$26.11	$24.74	$26.42	$25.54	$24.44	$25.81
Income from investment operations:
Net investment income	0.05	(b)	-0.13	(b)	0.07	(b)	-0.08	-0.26	-0.08	-0.09	-0.26	-0.07
Net realized and unrealized gains (losses) on investments	5.30		4.88		5.35		4.23	3.98	4.28	2.36	2.26	2.38
Total income (loss) from investment operations	5.35		4.75		5.42		4.15	3.72	4.20	2.27	2.00	2.31
Less distributions:
Dividends from net investment income	—		—		—		—	—	—	—	—	—
Distributions from capital gains	-3.48		-3.48		-3.48		-2.34	-2.34	-2.34	-1.70	-1.70	-1.70
Total distributions	-3.48		-3.48		-3.48		-2.34	-2.34	-2.34	-1.70	-1.70	-1.70
Net asset value, end of year	$29.79		$27.39		$30.22		$27.92	$26.12	$28.28	$26.11	$24.74	$26.42
Total return(a)	21.28%		20.34%		21.25%		16.81%	15.93%	16.80%	9.16%	8.43%	9.23%
Ratios and supplemental data
Net assets, end of year (millions)	$82		$65		$756		$46	$48	$671	$29	$36	$684
Ratio of operating expenses to average net assets including earnings credits	1.40%		2.15%		1.40%		1.41%	2.16%	1.41%	1.49%	2.17%	1.43%
Ratio of operating expenses to average net assets excluding earnings credits	1.41%		2.16%		1.41%		1.41%	2.16%	1.41%	1.49%	2.17%	1.43%
Ratio of net investment income to average net assets including earnings credits	0.18	%(b)	-0.51	%(b)	0.26	%(b)	-0.30%	-1.05%	-0.30%	-0.34%	-1.03%	-0.27%
Ratio of net investment income to average net assets excluding earnings credits	0.17	%(b)	-0.52	%(b)	0.25	%(b)	-0.30%	-1.05%	-0.30%	-0.34%	-1.04%	-0.27%
Portfolio turnover rate	50.26%		50.26%		50.26%		40.38%	40.38%	40.38%	54.54%	54.54%	54.54%

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

Notes to Financial Statements

Note 1—Significant Accounting Policies

First Eagle Funds (the "Trust"), is an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust consists of five separate portfolios, First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America (each individually a "Fund" or collectively the "Funds"). All the Funds are diversified mutual funds except for First Eagle Gold Fund and First Eagle Fund of America, which are non-diversified. The Trust is a Delaware statutory trust and was, until April 23, 2004, a Maryland corporation operating under the name First Eagle Funds, Inc. First Eagle Fund of America, previously a portfolio of a separate Delaware statutory trust, was reorganized as a portfolio of the Trust effective December 31, 2002. The First Eagle Global Fund seeks long-term growth of capital by investing in a range of asset classes from markets in the United States and around the world. The First Eagle Overseas Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. The First Eagle U.S. Value Fund seeks long-term growth of capital by investing, under normal market conditions, primarily in equity and debt issued by U.S. corporations. The First Eagle Gold Fund's investment objective is to provide exposure to the investment characteristics of gold and, to a limited extent, other precious metals. The First Eagle Fund of America is primarily a U.S. equity fund that seeks capital appreciation by investing primarily in U.S. stocks and to a lesser extent in debt and foreign equity securities.

The following is a summary of significant accounting policies adhered to by the Funds and are in conformity with U.S. generally accepted accounting principles ("GAAP").

Effective December 7, 2009, Arnhold and S. Bleichroeder Advisers, LLC, has changed its corporate name to First Eagle Investment Management, LLC (the "Adviser").

a)  Investment valuation—Each Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The net asset value per share is computed by dividing the total current value of the assets of a Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security (including an option), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is normally valued at the price of the last sale on the exchange as of the close of

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

(continued)

business on the date on which assets are valued. If there are no sales on such date, such portfolio investment will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security traded on the NASDAQ in which case it is valued at its last sale price (or, if available in the case of NASDAQ securities, the NASDAQ Official Closing Price ('NOCP').

Commodities (such as physical metals) are valued at the spot price at the time trading on the New York Stock Exchange closes (normally 4:00 p.m. E.S.T.).

Forward currency contracts are valued at the current cost of covering or offsetting such contracts.

All bonds, whether listed on an exchange or traded in the over-the-counter market (and except for short-term investments as described in the next sentence), for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the over-the-counter market in the United States or abroad, except that when no asked price is available, bonds are valued at the last bid price alone. Short-term investments maturing in sixty days or less are valued at cost plus interest earned (or discount amortized, as the case may be), which is deemed to approximate value.

The 2:00 pm E.S.T. exchange rates typically are used to convert foreign security prices into U.S. dollars. Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the relevant quotation on the exchange or market deemed to be the primary trading venue for that security. In the absence of such a quotation, a quotation from the exchange or market deemed by the Adviser to be the secondary trading venue for the particular security shall be used. The Funds use pricing services to identify the market prices of publicly traded securities in their portfolios. When market prices are determined to be "stale" as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be "fair valued" in

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

Notes to Financial Statements

accordance with procedures approved by the Board of Trustees ("Board"). Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events occurring after the close of a foreign market have materially affected the value of a Fund's holdings in that market, such holdings may be fair valued to reflect the events in accordance with procedures approved by the Board. The determination of whether a particular foreign investment should be fair valued will be based on a review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets and security-specific events. The values assigned to a Fund's holdings therefore may differ on occasion from reported market values.

The Funds with significant non-U.S. holdings have adopted procedures under which movements in the prices for U.S. securities (beyond specified thresholds) occurring after the close of a foreign market may require fair valuation of securities traded on that foreign market. The values assigned to a Fund's holdings therefore may differ on occasion from reported market values. The Trust and the Adviser believe relying on the procedures described above will result in prices that are more reflective of the actual market value of portfolio securities held by the Funds.

The Funds adopted provisions surrounding fair value measurements and disclosures that define fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Other significant unobservable inputs (including fund's own assumption in determining the fair value of investments).

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

(continued)

The following is a summary of the inputs used to value the Fund's investments as of October 31, 2009:

First Eagle Global Fund
DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3(a)	TOTAL
Assets:†
U.S. Common Stocks	$4,909,936,547	$2,744,838	$246,080	$4,912,927,465
International Common Stocks	9,899,078,496	32,931,018	884,250	9,932,893,764
U.S. Preferred Stocks	—	16,206,024	—	16,206,024
International Preferred Stocks	242,235,738	—	—	242,235,738
Commodity*	1,306,455,960	—	—	1,306,455,960
U.S. Bonds	—	440,343,236	—	440,343,236
International Corporate Notes and Bonds	—	144,692,543	30,948,757	175,641,300
International Government Bonds	—	358,134,148	—	358,134,148
International Commercial Paper	—	565,781,087	—	565,781,087
U.S. Commercial Paper	—	1,176,807,470	—	1,176,807,470
Foreign Currency Contracts**	1,492,564	—	—	1,492,564
Total	$16,359,199,305	$2,737,640,364	$32,079,087	$19,128,918,756
Liabilities:
Foreign Currency Contracts**	$(121,208,005)	$—	$—	$(121,208,005)
Total	$(121,208,005)	$—	$—	$(121,208,005)

  (a)  Level 3 securities are identified in the Schedule of Investments with footnote (d).

  †  See Schedule of Investments for additional detailed categorizations.

  *  Gold Bullion.

  **  Foreign currency contracts are valued at net unrealized appreciation (depreciation) on the investment.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

Notes to Financial Statements

First Eagle Global Fund—(continued)

Fair Value Level 3 activity for the year ended October 31, 2009 was as follows:

	U.S. COMMON STOCKS	INTERNATIONAL COMMON STOCKS	INTERNATIONAL CORPORATE BONDS	TOTAL VALUE
Beginning Balance— market value	$1,676,430	$—	$17,178,741	$18,855,171
Purchases (Sales)	(328,500)	—	21,410,094	21,081,594
Transfer In (Out)— Level 3^	—	—	3,473,923	3,473,923
Accrued Amortization	—	—	78,746	78,746
Realized Gains (Losses)	328,500	—	(18,067,500)	(17,739,000)
Change in Unrealized Appreciation (Depreciation)	(1,430,350)	884,250	6,874,753	6,328,653
Ending Balance— market value	$246,080	$884,250	$30,948,757	$32,079,087
Change in unrealized gains or losses relating to assets still held at reporting date	$(422,950)	$884,250	$(1,649,002)	$(1,187,702)

  ^  Transfers into/out of Level 3 represent values as of the beginning of the period.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

(continued)

First Eagle Overseas Fund
DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3(a)	TOTAL
Assets:†
International Common Stocks	$5,301,304,865	$56,517,854	$27,525,719	$5,385,348,438
U.S. Common Stock	54,615,443	—	—	54,615,443
Investment Companies	—	6,296,796	50,000	6,346,796
International Preferred Stocks	149,473,868	—	—	149,473,868
Commodity*	570,582,616	—	—	570,582,616
International Corporate Bonds	—	95,320,587	20,632,504	115,953,091
International Government Bonds	—	71,458,741	—	71,458,741
International Commercial Paper	—	222,983,709	—	222,983,709
U.S. Commercial Paper	—	481,991,807	—	481,991,807
Foreign Currency Contracts**	731,636	—	—	731,636
Total	$6,076,708,428	$934,569,494	$48,208,223	$7,059,486,145
Liabilities:
Foreign Currency Contracts**	$(58,441,992)	$—	$—	$(58,441,992)
Total	$(58,441,992)	$—	$—	$(58,441,992)

  (a)  Level 3 securities are identified in the Schedule of Investments with footnote (d).

  †  See Schedule of Investments for additional detailed categorizations.

  *  Gold Bullion.

  **  Foreign currency contracts are valued at net unrealized appreciation (depreciation) on the investment.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

Notes to Financial Statements

First Eagle Overseas Fund—(continued)

Fair Value Level 3 activity for the year ended October 31, 2009 was as follows:

	INTERNATIONAL COMMON STOCKS	INVESTMENT COMPANIES	INTERNATIONAL CORPORATE BONDS	TOTAL VALUE
Beginning Balance— market value	$7,291,421	$50,000	$11,452,495	$18,793,916
Purchases (Sales)	19,615,500	—	14,273,396	33,888,896
Transfer In (Out)— Level 3^	3,760,316	—	5,675,347	9,435,663
Accrued Amortization	—	—	29,376	29,376
Realized Losses	—	—	(12,045,000)	(12,045,000)
Change in Unrealized Appreciation (Depreciation)	(3,141,518)	—	1,246,890	(1,894,628)
Ending Balance— market value	$27,525,719	$50,000	$20,632,504	$48,208,223
Change in unrealized gains or losses relating to assets still held at reporting date	$(3,141,518)	$—	$(4,435,613)	$(7,577,131)

  ^  Transfers into/out of Level 3 represent values as of the beginning of the period.

First Eagle U.S. Value Fund
DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3(a)	TOTAL
Assets:†
U.S. Common Stocks	$553,878,489	$1,890	$10,240	$553,890,619
International Common Stocks	70,154,824	—	—	70,154,824
U.S. Preferred Stocks	—	3,920,450	4,677,256	8,597,706
Investment Company	7,069,082	—	—	7,069,082
Commodity*	54,304,356	—	—	54,304,356
U.S. Bonds	—	115,854,039	—	115,854,039
International Corporate Bond	—	3,625,600	—	3,625,600
International Commercial Paper	—	68,009,954	—	68,009,954
U.S. Commercial Paper	—	124,444,565	—	124,444,565
Total	$685,406,751	$315,856,498	$4,687,496	$1,005,950,745

  (a)  Level 3 securities are identified in the Schedule of Investments with footnote (c).

  †  See Schedule of Investments for additional detailed categorizations.

  *  Gold Bullion.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

(continued)

First Eagle U.S. Value Fund—(continued)

Fair Value Level 3 activity for the year ended October 31, 2009 was as follows:

	U.S. COMMON STOCKS	U.S. PREFERRED STOCKS	TOTAL VALUE
Beginning Balance—market value	$27,840	$—	$27,840
Purchases (Sales)	—	—	—
Transfer In (Out)—Level 3^	—	2,748,247	2,748,247
Accrued Amortization	—	—	—
Realized Gains (Losses)	—	—	—
Change in Unrealized Appreciation (Depreciation)	(17,600)	1,929,009	1,911,409
Ending Balance—market value	$10,240	$4,677,256	$4,687,496
Change in unrealized gains or losses relating to assets still held at reporting date	$(17,600)	$1,929,009	$1,911,409

  ^  Transfers into/out of Level 3 represent values as of the beginning of the period.

First Eagle Gold Fund
DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:†
International Common Stocks	$1,255,573,061	$—	$—	$1,255,573,061
U.S. Common Stocks	153,785,183	—	—	153,785,183
Warrants	1,373,474	—	—	1,373,474
Commodity*	337,725,045	—	—	337,725,045
International Commercial Paper	—	32,376,834	—	32,376,834
U.S. Commercial Paper	—	84,154,617	—	84,154,617
Total	$1,748,456,763	$116,531,451	$—	$1,864,988,214

  †  See Schedule of Investments for additional detailed categorizations.

  *  Gold Bullion.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

Notes to Financial Statements

First Eagle Fund of America
DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:†
U.S. Common Stocks	$754,203,280	$—	$—	$754,203,280
International Common Stocks	58,613,022	—	—	58,613,022
Limited Partnership	2,199,704	—	—	2,199,704
Investment Company	36,582,704	—	—	36,582,704
U.S. Bond	—	1,624,500	—	1,624,500
Repurchase Agreement	—	33,089,281	—	33,089,281
Total	$851,598,710	$34,713,781	$—	$886,312,491
Liabilities:
Covered Call Options Written	$—	$(11,291,800)	$—	$(11,291,800)
Total	$—	$(11,291,800)	$—	$(11,291,800)

  †  See Schedule of Investments for additional detailed categorizations.

b)  Investment transactions and income—Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from investment transactions. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on an accrual basis. In computing investment income, each Fund accretes discounts and amortizes premiums on debt obligations using the interest method. Investment income is allocated to each Fund's share class in proportion to its relative net assets. Payments received from certain investments held by the Funds may be comprised of dividends, capital gains and return of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer.

c)  Expenses—Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all Funds are allocated to each Fund in proportion to its relative net assets. Certain expenses are shared with the First Eagle Variable Funds, an affiliated fund group. Such costs are generally allocated using the ratio of the Fund's average daily net assets relative to the total average daily net assets of the First Eagle Variable Funds. Earnings credits may reduce custody fees, shareholder servicing agent fees and/or accounting fees by the amount of interest earned on balances with such service provider.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

(continued)

d)  Foreign currency translation—The books and records of the Funds are maintained in U.S. dollars. The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related dividends, interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of each of the Funds are presented at the foreign exchange rates and market values at the close of the period. The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the equity securities. However, for federal income tax purposes each Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

e)  Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, each Fund may enter into forward currency contracts. The Funds' currency transactions may include transaction hedging and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract (or other cash management position) with respect to specific payables or receivables of each Fund in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. Each Fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. These contracts are valued at the current cost of covering or offsetting such contracts, and the related realized and unrealized foreign exchange gains and losses are included in the Statements of Operations.

Each Fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statements of Assets and Liabilities. Forward currency contracts outstanding at period end, if any, are listed after the Fund's portfolio. Outstanding contracts at period-end are indicative of the volume of activity during the period.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

Notes to Financial Statements

The Funds adopted provisions surrounding disclosures and derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

At October 31, 2009, the Funds had the following foreign forward currency contracts grouped into appropriate risk categories illustrated below:

First Eagle Global Fund
Asset Derivatives[1]
	INTEREST RATE CONTRACTS RISK	FOREIGN EXCHANGE CONTRACTS RISK	CREDIT CONTRACTS RISK	EQUITY CONTRACTS RISK	COMMODITY CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Foreign Currency Contracts	$—	$1,492,564	$—	$—	$—	$—	$1,492,564
Liability Derivatives[2]
	INTEREST RATE CONTRACTS RISK	FOREIGN EXCHANGE CONTRACTS RISK	CREDIT CONTRACTS RISK	EQUITY CONTRACTS RISK	COMMODITY CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Foreign Currency Contracts	$—	$(121,208,005)	$—	$—	$—	$—	$(121,208,005)

Transactions in derivative instruments during the year ended October 31, 2009, were as follows:

Realized Gain[3]
	INTEREST RATE CONTRACTS RISK	FOREIGN EXCHANGE CONTRACTS RISK	CREDIT CONTRACTS RISK	EQUITY CONTRACTS RISK	COMMODITY CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Foreign Currency Contracts	$—	$409,469,297	$—	$—	$—	$—	$409,469,297
Change in Depreciation[4]
	INTEREST RATE CONTRACTS RISK	FOREIGN EXCHANGE CONTRACTS RISK	CREDIT CONTRACTS RISK	EQUITY CONTRACTS RISK	COMMODITY CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Foreign Currency Contracts	$—	$(705,560,083)	$—	$—	$—	$—	$(705,560,083)

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

(continued)

First Eagle Overseas Fund
Asset Derivatives[1]
	INTEREST RATE CONTRACTS RISK	FOREIGN EXCHANGE CONTRACTS RISK	CREDIT CONTRACTS RISK	EQUITY CONTRACTS RISK	COMMODITY CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Foreign Currency Contracts	$—	$731,636	$—	$—	$—	$—	$731,636
Liability Derivatives[2]
	INTEREST RATE CONTRACTS RISK	FOREIGN EXCHANGE CONTRACTS RISK	CREDIT CONTRACTS RISK	EQUITY CONTRACTS RISK	COMMODITY CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Foreign Currency Contracts	$—	$(58,441,992)	$—	$—	$—	$—	$(58,441,992)

Transactions in derivative instruments during the year ended October 31, 2009, were as follows:

Realized Gain[3]
	INTEREST RATE CONTRACTS RISK	FOREIGN EXCHANGE CONTRACTS RISK	CREDIT CONTRACTS RISK	EQUITY CONTRACTS RISK	COMMODITY CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Foreign Currency Contracts	$—	$255,206,031	$—	$—	$—	$—	$255,206,031
Change in Depreciation[4]
	INTEREST RATE CONTRACTS RISK	FOREIGN EXCHANGE CONTRACTS RISK	CREDIT CONTRACTS RISK	EQUITY CONTRACTS RISK	COMMODITY CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Foreign Currency Contracts	$—	$(389,644,445)	$—	$—	$—	$—	$(389,644,445)

1Statements of Assets and Liabilities location: Receivable for forward currency contracts held, at value.

2Statements of Assets and Liabilities location: Payable for forward currency contracts held, at value.

3Statements of Operations location: Net realized gains (losses) from: foreign currency and forward contract related transactions.

4Statements of Operations location: Changes in unrealized appreciation (depreciation) of: foreign currency and forward contract related translation.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

Notes to Financial Statements

f)  Repurchase agreements—The Funds may enter into repurchase agreement transactions with institutions that meet the Adviser's credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

g)  Options—In order to produce incremental earnings or protect against changes in the value of portfolio securities, the Funds may buy and sell put and call options, write covered call options on portfolio securities and write cash-secured put options.

The Funds generally write covered call options or purchase put options to hedge against adverse movements in the value of portfolio holdings. The Funds may also use options for speculative purposes, although it does not employ options for this purpose at the present time. The Funds will segregate assets to cover its obligations under option contracts.

Options contracts are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation/depreciation is recorded. If there is no sale on such day, the mean between the last bid and asked prices is used. The Funds will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on the sale of a written call option, the purchase cost of a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. When a written option expires, the Funds will realize a gain equal to the amount of the premium received. When the Funds enter into a closing purchase transaction, the Funds will realize a gain (or loss, if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated.

Each Fund may write "covered" call options on equity or debt securities and on stock indices in seeking to enhance investment return or to hedge against declines in the prices of portfolio securities or may write put options to hedge against increases in the prices of securities which it intends to purchase. A call option is covered if a Fund holds, on a share-for-share basis, either the

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

(continued)

underlying shares or a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written (or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian). A put option is "covered" if a Fund maintains cash, Treasury bills or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or holds on a share-for-share basis a put on the same equity or debt security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or lower than the exercise price of the put written if the difference is maintained in a segregated account with its custodian. One reason for writing options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone.

Another reason for writing options is to hedge against a moderate decline in the value of securities owned by a Fund in the case of a call option, or a moderate increase in the value of securities a Fund intends to purchase in the case of a put option. If a covered option written by a Fund expires unexercised, it will realize income equal to the amount of the premium it received for the option. If an increase occurs in the underlying security or stock index sufficient to result in the exercise of a call written by a Fund, it may be required to deliver securities or cash and may thereby forego some or all of the gain that otherwise may have been realized on the securities underlying the call option. This "opportunity cost" may be partially or wholly offset by the premium received for the covered call written by the Fund.

The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The Funds also have the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The Fund may also write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the counterparty. Outstanding contracts at period-end are indicative of the volume of activity during the period.

The Funds adopted provisions surrounding disclosures of derivative instruments and hedging activities which require qualitative disclosures about

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

Notes to Financial Statements

objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

At October 31, 2009, the Funds' had the following written covered call options grouped into appropriate risk categories illustrated below:

First Eagle Fund of America
Liability Derivatives[1]
	INTEREST RATE CONTRACTS RISK	FOREIGN EXCHANGE CONTRACTS RISK	CREDIT CONTRACTS RISK	EQUITY CONTRACTS RISK	COMMODITY CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Covered Call Options Written	$—	$—	$—	$(11,291,800)	$—	$—	$(11,291,800)

Transactions in derivative instruments during the year ended October 31, 2009, were as follows:

Realized Gain[2]
	INTEREST RATE CONTRACTS RISK	FOREIGN EXCHANGE CONTRACTS RISK	CREDIT CONTRACTS RISK	EQUITY CONTRACTS RISK	COMMODITY CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Covered Call Options Written	$—	$—	$—	$7,979,783	$—	$—	$7,979,783
Change in Appreciation[3]
	INTEREST RATE CONTRACTS RISK	FOREIGN EXCHANGE CONTRACTS RISK	CREDIT CONTRACTS RISK	EQUITY CONTRACTS RISK	COMMODITY CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Covered Call Options Written	$—	$—	$—	$5,048,624	$—	$—	$5,048,624

1Statements of Assets and Liabilities location: Option contracts written, at value.

2Statements of Operations location: Net realized gains (losses) from: Written options.

3Statements of Operations location: Changes in unrealized appreciation (depreciation) of: Written options.

h)  Treasury Inflation-Protected Securities—The Funds may invest in Treasury Inflation-Protected Securities ("TIPS") which are specially structured bonds in which the principal amount is adjusted to keep pace with

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

(continued)

inflation. The inflation (deflation) adjustment is applied to the principal of each bond on a monthly basis and is accounted for as interest income on the Statements of Operations. TIPS are subject to interest rate risk.

i)  Structured notes—The Funds may invest in structured notes, the value of which is linked to currencies, interest rates, other commodities, indices or other financial indicators. In order to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code") , the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships ("Qualifying Income"). If any Fund fails to qualify as a RIC, the Fund will be subject to federal, state and local income tax on its net income and capital gains at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to each Fund's earnings and profits. None of the Funds held structured notes as of October 31, 2009.

j)  Short Sales—The First Eagle Fund of America may seek to realize additional gains through short sale transactions in securities listed on one or more national security exchanges or in unlisted securities. At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividend or interest that accrues during the period of the loan. To borrow the security, the Fund may also be required to pay a premium. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed. There were no open short sales as of October 31, 2009.

k)  Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

Notes to Financial Statements

securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund's Schedule of Investments.

l)  United States income taxes—No provision has been made for U.S. federal income taxes since it is the intention of each Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of the Code for a RIC. The Funds declare and pay such income, dividends and capital gains distributions on an annual basis.

The Funds adopted provisions surrounding Income Taxes, which require the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. Management of the Trust has analyzed the Funds' tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Funds' financial statements.

At October 31, 2009, the components of accumulated earnings on a tax basis were as follows:

	UNDISTRIBUTED NET INVESTMENT INCOME	UNDISTRIBUTED NET REALIZED GAINS	NET UNREALIZED APPRECIATION (DEPRECIATION)		CAPITAL LOSS CARRYFORWARD
First Eagle Global Fund	$263,702,972	$—		$1,391,824,010	$(1,065,866,428)
First Eagle Overseas Fund	216,831,256	—	1,013,981,264		(252,365,556)
First Eagle U.S. Value Fund	11,051,112	—	62,559,972		(26,167,848)
First Eagle Gold Fund	27,562,737	—	577,450,175		(11,752,123)
First Eagle Fund of America	—	—	(9,645,828)		(49,383,580)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statements of Changes in Net Assets are primarily due to the treatment of passive foreign investment companies, distributions from real estate investment trusts, investments in partnerships and trusts, the treatment of foreign currencies and wash sales.

As of October 31, 2009, the First Eagle Funds had estimated capital loss carryforwards for federal income tax purposes. These amounts, stated in the table above, may be applied to offset future capital gains. These capital loss carryforwards will expire, if not used, on October 31, 2017.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

(continued)

m)  Reclassification of capital accounts—As a result of certain differences in the computation of net investment income and net realized capital gains under federal income tax rules and regulations versus generally accepted accounting principles, a reclassification has been made on the Statements of Assets and Liabilities to increase (decrease) undistributed net investment income, undistributed net realized gains on investments and capital surplus for the Funds as follows:

	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	UNDISTRIBUTED NET REALIZED GAINS (LOSSES)	CAPITAL SURPLUS
First Eagle Global Fund	$13,511,293	$(21,049,807)	$7,538,514
First Eagle Overseas Fund	26,596,414	(26,596,414)	—
First Eagle U.S. Value Fund	(101,825)	140,676	(38,851)
First Eagle Gold Fund	701,050	(701,050)	—
First Eagle Fund of America	2,532,286	18,961	(2,551,247)

The primary permanent differences causing such reclassification include the tax treatment of currency gains and losses, dividend redesignations, investments in passive foreign investment companies, distributions from real estate investment trusts, investments in partnerships and the disallowance of net operating losses.

n)  Distributions to shareholders—Distributions made to shareholders during the fiscal year ended October 31, 2009, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.

	ORDINARY INCOME		LONG TERM CAPITAL GAINS
	2009	2008	2009	2008
First Eagle Global Fund	$58,953,789	$508,107,740	$1,112,552,930	$1,826,535,025
First Eagle Overseas Fund	6,882,350	353,628,152	560,685,127	1,169,436,263
First Eagle U.S. Value Fund	10,276,693	15,113,545	5,841,361	20,622,265
First Eagle Gold Fund	17,110	38,957,421	46,859,852	37,345,615
First Eagle Fund of America	—	5,420,568	41,214,241	82,681,252

o)  Class Accounting—Investment income, common expenses and realized/unrealized gain or loss on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

p)  Use of estimates—The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

Notes to Financial Statements

liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

q)  Redemption Fee—Effective May 1, 2008, the redemption fee period was shortened for the First Eagle Global Fund, First Eagle Overseas Fund and First Eagle Gold Fund. The sale or exchange of shares of these Funds will be subject to a redemption fee if sold or exchanged within 60 days of the purchase of such shares, rather than if sold or exchanged within 90 days of the purchase of such shares. The redemption fee of 2% remains the same.

Also on May 1, 2008, the redemption fee was removed for the First Eagle U.S. Value Fund and the First Eagle Fund of America. The sale or exchange of shares of these Funds will no longer be subject to a redemption fee.

r)  Recently issued accounting pronouncements—In June 2009, an accounting standards codification ("Codification") was established as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP. Rules and interpretive releases of the Securities and Exchange Commission ("SEC") under federal securities laws are also sources of authoritative GAAP for SEC registrants. All guidance contained in the Codification carries an equal level of authority. As of the effective date, the Codification has superseded all then-existing non-SEC accounting and reporting standards. Concurrently, all non-grandfathered, non-SEC accounting literature not included in the Codification has been deemed nonauthoritative. This Codification is effective for financial statements issued for interim and annual periods ending after September 15, 2009.

Note 2—Investment Advisory, Custody and Administration Agreements; Transactions with Related Persons

The Adviser, a subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. ("ASB Holdings"), manages the Funds. For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Funds and the Adviser (the "Advisory Agreement") an annual advisory fee as follows: First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund at 0.75% of each Fund's average daily net assets and First Eagle Fund of America at 1% of the Fund's average daily net assets.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

(continued)

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Funds, and in accordance with its agreement with them, the Funds reimburse the Adviser for costs (including personnel, related overhead and other costs) related to those services. For the year ended October 31, 2009, the Funds reimbursed and had payable to the Adviser amounts shown below:

FUND	PAID TO ADVISER	PAYABLE TO ADVISER
First Eagle Global Fund	$4,629,361	$341,000
First Eagle Overseas Fund	1,676,640	130,258
First Eagle U.S. Value Fund	192,845	11,450
First Eagle Gold Fund	314,997	19,455
First Eagle Fund of America	191,705	15,500

The Adviser voluntarily paid the First Eagle Global Fund a total of $1,837 for losses on transaction related activity.

A special meeting of shareholders of First Eagle Fund of America was held on September 18, 2009 to seek approval of a new subadvisory agreement between First Eagle Fund of America and its longtime subadviser, Iridian Asset Management LLC. The required vote to approve the new subadvisory agreement was met. The inspector of election tallied and certified the votes as follows:

SHARES VOTED
For	353,249,413
Withhold	67,746,245
Representing in Favor (as % of votes present)	83.91%

Pursuant to a subadvisory agreement, dated December 10, 2002 (agreement was amended and restated most recently in September 2009) ("Subadvisory Agreement") Iridian Asset Management LLC ("Iridian") manages the investments of the First Eagle Fund of America. The fees paid to Iridian by the Adviser under the Subadvisory Agreement are based on a reference amount equal to 50% of the combined (i) fees received by the Adviser for advisory services on behalf of the Fund and (ii) the fees received by the Fund's distributor for its shareholder liaison services on behalf of the Fund. These amounts are reduced by certain direct marketing costs borne by the Adviser in connection with the Fund and are further reduced by the amount paid by the Adviser for certain administrative expenses incurred in providing services to the Fund.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

Notes to Financial Statements

The Funds have entered into Custody Agreements with State Street Bank and Trust Co. ("SSB"). The Custody Agreements provide for an annual fee based on the amount of assets under custody plus transaction charges. SSB serves as custodian of the Funds' portfolio securities and other assets. SSB has directly entered into a sub-custodial agreement to maintain the custody of gold bullion. Under the terms of the Custody Agreement between the Funds and SSB, SSB maintains and deposits in separate accounts, cash, securities and other assets of the Funds. SSB is also required, upon the order of the Funds, to deliver securities held by SSB and/or its sub-custodians, and to make payments for securities purchased by the Funds. SSB has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

The Funds have also entered into an Administration Agreement with SSB, pursuant to which SSB provides certain tax-related and other administrative services. SSB as the Funds' administrator, receives annual fees separate from and in addition to the fees it receives for its services as the Funds' custodian.

First Eagle Funds Distributors, a division of ASB Securities LLC, a wholly owned subsidiary of ASB Holdings, serves as the Funds' principal underwriter. For the year ended October 31, 2009, First Eagle Funds Distributors realized $1,073,607, $190,874, $375,176, $150,029 and $57,592, pertaining to the sales of shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America, respectively.

The Trust adopted a Trustee Deferred Compensation Plan, which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various First Eagle Funds until distribution in accordance with the Trustee Deferred Compensation Plan. As of October 31, 2009, balances to the Plan can be seen on the Statements of Assets and Liabilities.

Note 3—Plans of Distribution

Under the terms of the Distribution Plans and Agreements ("the Plans") with First Eagle Funds Distributors, a division of ASB Securities LLC ("the Distributor"), pursuant to the provisions of Rule 12b-1 under the 1940 Act, the First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund pay the Distributor quarterly, a distribution fee with respect to Class A and Class C shares at an annual rate of up to 0.25% and

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

(continued)

0.75%, respectively, of each Fund's average daily net assets. In the case of First Eagle Fund of America, it pays the Distributor quarterly, a distribution fee with respect to Class A, Class C and Class Y shares at an annual rate of up to 0.25%, 0.75% and 0.25%, respectively of the average daily net assets. Under the Plans, the Distributor is obligated to use the amounts received under the Plans for payments to qualifying dealers for their assistance in the distribution of a Fund's shares and the provision of shareholder services and for other expenses such as advertising costs and the payment for the printing and distribution of prospectuses to prospective investors.

The Distributor bears distribution costs of a Fund to the extent they exceed payments received under the Plan. For the year ended October 31, 2009, the distribution fees incurred by the Funds are disclosed in the Statements of Operations.

The Distributor receives an annual service fee with respect to Class C at the annual rate of 0.25% of each Fund's average daily net assets, payable quarterly to cover expenses incurred by the Distributor for providing shareholder liaison services, including assistance with subscriptions, redemptions and other shareholder questions. For the year ended October 31, 2009, the services fees incurred by the Funds are disclosed in the Statement of Operations.

Note 4—Purchases and Sales of Securities

During the year ended October 31, 2009, the cost of purchases of investments, excluding U.S. Government and short-term securities, totaled $1,982,785,853, $483,642,389, $338,440,237, $527,195,704 and $561,034,225 for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America, respectively. Proceeds from sales of investments, excluding U.S. government securities and short-term securities, totaled $3,378,568,079, $993,081,643, $94,552,885, $36,591,682 and $247,673,183 for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America, respectively.

The cost of purchases of U.S. Government securities, excluding short-term securities, totaled $0, $0, $30,904,234, $0 and $0 for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America, respectively. Proceeds from sales of U.S. government

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

Notes to Financial Statements

securities, totaled $39,840,882, $0, $0, $0 and $0 for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America, respectively.

For the year ended October 31, 2009, First Eagle Fund of America had the following written option transactions:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2008	22,342	$7,422,821
Options written	390,786	105,360,488
Options assigned (exercised)	(56,244)	(18,291,863)
Options expired/closed	(292,230)	(77,217,780)
Options outstanding at October 31, 2009	64,654	$17,273,666

As of October 31, 2009, portfolio securities valued at $222,155,489 were segregated to cover collateral requirements for written options.

Note 5—Line of Credit

As of September 8, 2009, the Board of Trustees approved continuing a $200 million committed, unsecured line of credit ("Credit Facility") with State Street Bank and Trust Company for the Funds, to be utilized for temporarily financing the purchase or sale of securities for prompt delivery in the ordinary course of business or for temporarily financing the redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on the higher of overnight Federal Funds rate plus 1.25% per annum or overnight LIBOR plus 1.25% per annum. Under the Credit Facility arrangement, each Fund has agreed to pay an annual commitment fee on the unused balance, allocated pro rata, based on the

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

(continued)

relative asset size of the Funds. Commitment fees related to the line of credit are paid by the Funds and are included in miscellaneous expenses in the Statements of Operations. During the year ended October 31, 2009, the Funds had borrowings under the agreement as follows:

FUND	AVERAGE DAILY LOAN BALANCE	NUMBER OF DAYS OUTSTANDING	INTEREST EXPENSE	WEIGHTED AVERAGE ANNUALIZED INTEREST RATE
First Eagle Global Fund	$6,635,000	1	$127.17	0.69%
First Eagle Overseas Fund	3,802,000	1	79.21	0.75%
First Eagle U.S. Value Fund	5,175,000	4	401.86	0.70%
First Eagle Gold Fund	—	—	—	—
First Eagle Fund of America	—	—	—	—

As of October 31, 2009, there were no outstanding borrowings from the credit facility.

Note 6—Capital Stock

At October 31, 2009, the Funds have an unlimited number of shares authorized for issuance. The Funds have the ability to issue multiple classes of shares.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

Notes to Financial Statements

Transactions in shares of capital stock were as follows:

	YEAR ENDED OCTOBER 31, 2009			YEAR ENDED OCTOBER 31, 2009
	FIRST EAGLE GLOBAL FUND			FIRST EAGLE OVERSEAS FUND			FIRST EAGLE U.S. VALUE FUND
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Shares sold	55,110,698	29,641,180	34,998,883	66,485,198	10,278,070	39,988,853	28,759,687	12,843,208	10,537,802
Shares issued for reinvested dividends and distributions	18,109,693	6,631,410	4,549,282	17,644,515	3,153,125	8,732,564	609,076	273,853	178,097
Shares redeemed	(84,638,482)	(36,786,291)	(37,483,189)	(82,273,077)	(15,337,273)	(50,077,157)	(12,133,532)	(7,643,669)	(4,932,395)
Net increase (decrease)	(11,418,091)	(513,701)	2,064,976	1,856,636	(1,906,078)	(1,355,740)	17,235,231	5,473,392	5,783,504

	YEAR ENDED OCTOBER 31, 2009			YEAR ENDED OCTOBER 31, 2009
	FIRST EAGLE GOLD FUND			FIRST EAGLE FUND OF AMERICA
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS Y
Shares sold	32,675,633	8,950,595	2,724,349	11,199,021	2,706,863	4,093,325
Shares issued for reinvested dividends and distributions	1,576,368	342,567	236,404	438,430	213,945	1,425,578
Shares redeemed	(13,910,049)	(2,039,915)	(1,165,446)	(4,091,076)	(1,259,729)	(5,961,245)
Net increase (decrease)	20,341,952	7,253,247	1,795,307	7,546,375	1,661,079	(442,342)

	YEAR ENDED OCTOBER 31, 2008			YEAR ENDED OCTOBER 31, 2008
	FIRST EAGLE GLOBAL FUND			FIRST EAGLE OVERSEAS FUND			FIRST EAGLE U.S. VALUE FUND
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Shares sold	75,198,015	42,650,283	46,137,156	53,918,059	8,976,374	36,339,153	8,871,653	3,757,921	4,173,274
Shares issued for reinvested dividends and distributions	28,071,819	9,114,495	5,754,096	32,392,050	5,046,138	18,060,451	985,724	545,993	284,778
Shares redeemed	(82,505,436)	(26,612,079)	(30,398,726)	(94,603,366)	(13,987,426)	(80,259,586)	(7,631,247)	(4,866,343)	(2,489,779)
Net increase (decrease)	20,764,398	25,152,699	21,492,526	(8,293,257)	35,086	(25,859,982)	2,226,130	(562,429)	1,968,273

	YEAR ENDED OCTOBER 31, 2008			YEAR ENDED OCTOBER 31, 2008
	FIRST EAGLE GOLD FUND			FIRST EAGLE FUND OF AMERICA
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS Y
Shares sold	9,428,364	2,219,049	1,314,468	5,447,853	1,689,034	4,012,896
Shares issued for reinvested dividends and distributions	1,974,866	358,191	307,964	292,451	224,578	2,452,363
Shares redeemed	(11,687,761)	(2,368,303)	(2,959,569)	(1,785,192)	(717,831)	(5,423,395)
Net increase (decrease)	(284,531)	208,937	(1,337,137)	3,955,112	1,195,781	1,041,864

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

(continued)

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

Notes to Financial Statements

Transactions in dollars of capital stock were as follows:

	YEAR ENDED OCTOBER 31, 2009			YEAR ENDED OCTOBER 31, 2009
	FIRST EAGLE GLOBAL FUND			FIRST EAGLE OVERSEAS FUND			FIRST EAGLE U.S. VALUE FUND
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Shares sold	$1,877,816,801	$1,001,226,224	$1,199,142,643	$1,130,619,297	$171,958,689	$692,854,094	$359,149,389	$155,855,041	$132,974,752
Shares issued for reinvested dividends and distributions	597,629,082	216,449,222	150,490,259	290,958,051	51,049,093	145,746,487	7,333,267	3,286,223	2,163,880
Shares redeemed	(2,795,198,241)	(1,205,982,145)	(1,242,934,451)	(1,373,073,363)	(250,700,205)	(847,934,944)	(149,306,331)	(93,069,544)	(62,312,522)
Net increase (decrease)	$(319,752,358)	$11,693,301	$106,698,451	$48,503,985	$(27,692,423)	$(9,334,363)	$217,176,325	$66,071,720	$72,826,110

	YEAR ENDED OCTOBER 31, 2009			YEAR ENDED OCTOBER 31, 2009
	FIRST EAGLE GOLD FUND			FIRST EAGLE FUND OF AMERICA
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS Y
Shares sold	$695,070,658	$191,674,461	$59,221,318	$195,825,006	$42,370,149	$73,811,395
Shares issued for reinvested dividends and distributions	29,478,076	6,286,099	4,460,947	7,356,862	3,224,158	24,334,625
Shares redeemed	(299,916,979)	(42,132,110)	(23,813,770)	(73,124,361)	(19,744,007)	(105,289,861)
Net increase (decrease)	$424,631,755	$155,828,450	$39,868,495	$130,057,507	$25,850,300	$(7,143,841)

	YEAR ENDED OCTOBER 31, 2008			YEAR ENDED OCTOBER 31, 2008
	FIRST EAGLE GLOBAL FUND			FIRST EAGLE OVERSEAS FUND			FIRST EAGLE U.S. VALUE FUND
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Shares sold	$3,253,372,393	$1,838,193,586	$1,988,837,367	$1,186,545,157	$197,183,459	$793,760,846	$131,925,450	$55,336,979	$63,391,324
Shares issued for reinvested dividends and distributions	1,265,758,306	408,238,245	260,142,643	754,734,774	116,414,413	424,601,202	15,850,445	8,757,729	4,619,106
Shares redeemed	(3,421,928,092)	(1,078,377,093)	(1,239,421,544)	(2,041,179,422)	(295,592,815)	(1,816,450,609)	(116,253,611)	(73,856,144)	(38,125,997)
Net increase (decrease)	$1,097,202,607	$1,168,054,738	$1,009,558,466	$(99,899,491)	$18,005,057	$(598,088,561)	$31,522,284	$(9,761,436)	$29,884,433

	YEAR ENDED OCTOBER 31, 2008			YEAR ENDED OCTOBER 31, 2008
	FIRST EAGLE GOLD FUND			FIRST EAGLE FUND OF AMERICA
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS Y
Shares sold	$218,484,735	$49,541,357	$25,386,715	$134,887,588	$37,909,600	$103,149,091
Shares issued for reinvested dividends and distributions	46,508,074	8,345,853	7,292,576	7,551,098	5,288,805	64,374,523
Shares redeemed	(262,984,501)	(51,621,426)	(72,465,944)	(41,259,286)	(15,524,079)	(130,526,933)
Net increase (decrease)	$2,008,308	$6,265,784	$(39,786,653)	$101,179,400	$27,674,326	$36,996,681

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

(continued)

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

Notes to Financial Statements  (continued)

Note 7—Indemnification and Foreign Investment Risk

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote. The Funds may have elements of risk not typically associated with investments in the United States of America due to their investments in foreign countries or regions. Such foreign investments may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

Note 8—Redemption In-Kind Transactions

A redemption in-kind policy has been approved for the First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and the First Eagle Gold Fund, with arrangements for that policy not presently anticipated to go into effect for redemptions prior to March 1, 2010. The First Eagle Fund of America currently has a redemption in-kind policy in place. The redemption in-kind policy for all of the Funds will reserve the right of the Funds to pay redemptions in-kind (i.e., payments in the form of marketable securities or, as needed, other traded assets, rather than cash) if the redemption request is large enough to affect a Fund's operations (for example, if it represents more than $250,000 or 1% of the Fund's assets). When receiving assets distributed in-kind, the recipient will bear applicable commissions or other costs on their sale. There were no redemptions in-kind as of October 31, 2009.

Note 9—Subsequent Events

In accordance with the provision surrounding Subsequent Events adopted by the Funds, management has evaluated the possibility of subsequent events existing in the Funds' financial statements issued on December 28, 2009. Management has determined that there are no material events that would require disclosures in the Funds' financial statements through this date.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
First Eagle Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America (collectively hereafter referred to as the "Funds") at October 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the four years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the year ended October 31, 2005 were audited by another independent registered public accounting firm, whose report dated December 22, 2005 was unqualified.

PricewaterhouseCoopers LLP
New York, New York
December 28, 2009

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

Fund Expenses (unaudited)

Example

As a shareholder of the First Eagle Funds, you may incur two types of costs: (1) transaction costs, including front-end and contingent deferred sales charges (loads), and (2) ongoing costs, including advisory fees; distribution (12b-1) and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each of the First Eagle Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested on May 1, 2009 and held for the six-months ended October 31, 2009.

Actual Expenses

The table titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the column heading entitled "Expenses Paid During the Period".

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

  (continued)

Based on Actual Total Return1

	ACTUAL TOTAL RETURN WITHOUT SALES CHARGE[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
First Eagle Global Fund Class A	18.43%	$1,000.00	$1,184.30	1.19%	$6.55
First Eagle Global Fund Class C	18.01	1,000.00	1,180.10	1.94	10.66
First Eagle Global Fund Class I	18.59	1,000.00	1,185.90	0.94	5.18
First Eagle Overseas Fund Class A	22.55	1,000.00	1,225.50	1.17	6.56
First Eagle Overseas Fund Class C	22.14	1,000.00	1,221.40	1.92	10.75
First Eagle Overseas Fund Class I	22.75	1,000.00	1,227.50	0.92	5.17
First Eagle U.S. Value Fund Class A	13.14	1,000.00	1,131.40	1.28	6.88
First Eagle U.S. Value Fund Class C	12.75	1,000.00	1,127.50	2.03	10.89
First Eagle U.S. Value Fund Class I	13.33	1,000.00	1,133.30	1.03	5.54
First Eagle Gold Fund Class A	27.02	1,000.00	1,270.20	1.28	7.32
First Eagle Gold Fund Class C	26.52	1,000.00	1,265.20	2.03	11.59
First Eagle Gold Fund Class I	27.15	1,000.00	1,271.50	1.03	5.90
First Eagle Fund of America Class A	14.12	1,000.00	1,141.20	1.50	8.10
First Eagle Fund of America Class C	13.71	1,000.00	1,137.10	2.25	12.12
First Eagle Fund of America Class Y	14.17	1,000.00	1,141.70	1.50	8.10

1For the six-months ended October 31, 2009.

2Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge, exchange fees or redemption fees. Had the effect of sales charges been reflected, expenses would have been higher and returns lower. Total return is not annualized, as it may not be representative of the total return for the year.

3Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the First Eagle Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the First Eagle Funds and other funds. To do so, compare the 5% hypothetical example relating to the First Eagle Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

Fund Expenses (unaudited)  (continued)

This Example is based on an investment of $1,000 invested on May 1, 2009 and held for the six-months ended October 31, 2009.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return1

	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
First Eagle Global Fund Class A	5.00%	$1,000.00	$1,019.21	1.19%	$6.06
First Eagle Global Fund Class C	5.00	1,000.00	1,015.43	1.94	9.86
First Eagle Global Fund Class I	5.00	1,000.00	1,020.47	0.94	4.79
First Eagle Overseas Fund Class A	5.00	1,000.00	1,019.31	1.17	5.96
First Eagle Overseas Fund Class C	5.00	1,000.00	1,015.53	1.92	9.75
First Eagle Overseas Fund Class I	5.00	1,000.00	1,020.57	0.92	4.69
First Eagle U.S. Value Fund Class A	5.00	1,000.00	1,018.75	1.28	6.51
First Eagle U.S. Value Fund Class C	5.00	1,000.00	1,014.97	2.03	10.31
First Eagle U.S. Value Fund Class I	5.00	1,000.00	1,020.01	1.03	5.24
First Eagle Gold Fund Class A	5.00	1,000.00	1,018.75	1.28	6.51
First Eagle Gold Fund Class C	5.00	1,000.00	1,014.97	2.03	10.31
First Eagle Gold Fund Class I	5.00	1,000.00	1,020.01	1.03	5.24
First Eagle Fund of America Class A	5.00	1,000.00	1,017.64	1.50	7.63
First Eagle Fund of America Class C	5.00	1,000.00	1,013.86	2.25	11.42
First Eagle Fund of America Class Y	5.00	1,000.00	1,017.64	1.50	7.63

1For the six-months ended October 31, 2009.

2Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

Tax Information  Fiscal Year Ended October 31, 2009 (unaudited)

Each portfolio designates the following amounts (or the maximum amount allowable) distributed during the fiscal year ended October 31, 2009, if any, as capital gain dividends, dividends eligible for the corporate dividends received deduction and/or qualified dividend income:

	% OF QUALIFYING	% OF DIVIDENDS ELIGIBLE FOR THE DIVIDENDS RECEIVED	LONG-TERM CAPITAL GAINS
	DIVIDEND INCOME	DEDUCTION	15%	28%
First Eagle Global Fund *	99.27%	43.31%	$1,112,552,930	$—
First Eagle Overseas Fund *	51.77	0.25	544,085,548	16,599,579
First Eagle U.S. Value	52.69	50.11	5,841,361	—
First Eagle Gold Fund *	—	—	41,672,087	5,187,765
First Eagle Fund of America	—	—	41,214,241	—

* First Eagle Global Fund, First Eagle Overseas Fund and First Eagle Gold Fund paid foreign taxes of $27,295,632, $15,169,147, and $296,738, respectively, and recognized foreign source income of $291,048,264, $177,650,783, and $7,081,907, respectively. Pursuant to Section 853 of the Internal Revenue Code, each Fund designates such amounts as having been paid in connection with dividends distributed from investment company taxable income during the fiscal year ended October 31, 2009.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

General Information

Quarterly Form N-Q portfolio schedule

The First Eagle Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-334-2143.

Proxy voting policies, procedures and record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent twelve-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-334-2143 or on the EDGAR Database on the SEC's Web site at www.sec.gov.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

Privacy Notice

The Trust is committed to protecting your privacy. We are providing you with this privacy notice to inform you of how we handle your personal information that we collect and may disclose to our affiliates. If the Trust changes its information practices, we will provide you with notice of any material changes. This privacy policy supersedes any of our previous policies relating to the information you disclose to us.

Why this Privacy Policy Applies to You

You obtained a financial product or service from or through us for personal, family or household purposes when you opened a shareholder account with the Trust, and are therefore covered by this privacy policy.

What We do to Protect Your Personal Information

We protect personal information provided to us by our individual shareholders according to strict standards of security and confidentiality. These standards apply to both our physical facilities and any online services we may provide. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard consumer information. We permit only authorized individuals, who are trained in the proper handling of individual shareholder information and need to access this information to do their job, to have access to this information.

Personal Information that We Collect and May Disclose

As part of providing you with the Trust's products and services, we may obtain nonpublic personal information about you from the following sources:

•  Information we receive from you on subscription applications or other forms, such as your name, address, telephone number, Social Security number, occupation, assets and income;

•  Information about your transactions with us, our affiliates, or unaffiliated third parties, such as your account balances, payment history and account activity; and

•  Information from public records we may access in the ordinary course of business.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

Privacy Notice  (continued)

Categories of Affiliates to Whom We May Disclose Personal Information

We may share personal information about you with affiliates. Our affiliates do business under names that include Arnhold and S. Bleichroeder Holdings, Inc., First Eagle Investment Management, LLC, ASB Securities LLC and Good Hope Advisers, LLC.

When We May Disclose Your Personal Information to Unaffiliated Third Parties

We will only share your personal information collected, as described above, with unaffiliated third parties:

•  At your request;

•  When you authorize us to process or service a transaction or product (unaffiliated third parties in this instance may include service providers such as the Trust's distributors, registrar and transfer agent for shareholder transactions, and other parties providing individual shareholder servicing, accounting and recordkeeping services);

•  With companies that perform sales and marketing services on our behalf with whom we have agreements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them; or

•  When required by law to disclose such information to appropriate authorities.

We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.

What We do with Personal Information about Our Former Customers

If you decide to discontinue doing business with us, the Trust will continue to adhere to this privacy policy with respect to the information we have in our possession about you and your account following the termination of our shareholder relationship.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

Additional Information (unaudited)

Management of the Trust

The business of the Trust is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Funds and for the execution of the policies formulated by the Board of Trustees.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Trust is set forth below. Some of the Trustees and officers are employees of the Adviser and its affiliates. At least a majority of the Trust's Board of Trustees are not "interested persons" as that term is defined in the Investment Company Act.

Independent Trustees(1)(2)

Lisa Anderson | Trustee | December 2005 to present

1345 Avenue of the Americas | New York, New York | 10105
(born October 1950)

Principal Occupation(s) During Past 5 Years: Provost, American University in Cairo; James T. Shotwell Professor of International Relations and Dean, School of International and Public Affairs, Columbia University

Number of Portfolios in the Fund Complex Overseen by Trustee: 6

Other Directorships/Trusteeships Held by Trustee: Chair, Social Science Research Council; Member, Carnegie Council on Ethics and International Affairs; Member Emerita, Human Rights Watch; Trustee, First Eagle Variable Funds (1 portfolio)

Candace K. Beinecke(3) | Trustee (Chair) | December 1999 to present

One Battery Park Plaza | New York, New York | 10004
(born December 1946)

Principal Occupation(s) During Past 5 Years: Chair, Hughes Hubbard & Reed LLP

Number of Portfolios in the Fund Complex Overseen by Trustee: 6

Other Directorships/Trusteeships Held by Trustee: Director, ALSTOM; Trustee, Vornado Realty Trust; Director, Rockefeller Financial Services, Inc.; Director, Rockefeller & Company, Inc.; Trustee, The Wallace Foundation; Director, Vice Chair and Member of the Executive Committee, Partnership for New York City; Board of Advisors, Yale Law School Center for the Study of Corporate Law; Trustee, First Eagle Variable Funds (Chair) (1 portfolio)

(1)Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

(2)The term of office of each Independent Trustee expires on his/her 70th birthday.

(3)Ms. Beinecke also served as a trustee of a predecessor fund to First Eagle Fund of America since 1996.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

Additional Information (unaudited)

Independent Trustees(1)(2)

Jean D. Hamilton | Trustee | March 2003 to present

1345 Avenue of the Americas | New York, New York | 10105
(born January 1947)

Principal Occupation(s) During Past 5 Years: Private Investor/Independent Consultant/Member, Brock Capital Group LLC; prior to November 2002, Chief Executive Officer, Prudential Institutional; Executive Vice President, Prudential Financial, Inc.

Number of Portfolios in the Fund Complex Overseen by Trustee: 6

Other Directorships/Trusteeships Held by Trustee: Director, RenaissanceRe Holdings Ltd; Director, Four Nations; Trustee, First Eagle Variable Funds (1 portfolio)

James E. Jordan | Trustee | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born April 1944)

Principal Occupation(s) During Past 5 Years: Private Investor and Independent Consultant; prior to July 2005, Managing Director, First Eagle Investment Management, LLC and Director, ASB Securities LLC and ASB Advisers UK, Limited; prior to July 2002, private investor and consultant to The Jordan Company (private investment banking firm) since June 1997

Number of Portfolios in the Fund Complex Overseen by Trustee: 6

Other Directorships/Trusteeships Held by Trustee: Director, Leucadia National Corporation; Director, JZ Capital Partners, Plc. (Guernsey investment trust company); Dean's Advisory Council, Columbia University School of International and Public Affairs; Chairman's Council, Conservation International; Trustee, First Eagle Variable Funds (1 portfolio)

William M. Kelly(4) | Trustee | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born February 1944)

Principal Occupation(s) During Past 5 Years: President, Lingold Associates

Number of Portfolios in the Fund Complex Overseen by Trustee: 6

Other Directorships/Trusteeships Held by Trustee: Treasurer and Trustee, Black Rock Forest Preservation and Consortium; Trustee, St. Anselm College; Trustee, First Eagle Variable Funds (1 portfolio)

(1)Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

(2)The term of office of each Independent Trustee expires on his/her 70th birthday.

(4)Mr. Kelly also served as a trustee of a predecessor fund to First Eagle Fund of America since 1998.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

(continued)

Independent Trustees(1)(2)

Paul J. Lawler | Trustee | March 2002 to present

1345 Avenue of the Americas | New York, New York | 10105
(born May 1948)

Principal Occupation(s) During Past 5 Years: Vice President Investments and Chief Investment Officer, W.K. Kellogg Foundation

Number of Portfolios in the Fund Complex Overseen by Trustee: 6

Other Directorships/Trusteeships Held by Trustee: Finance and Investment Committee Member, Battle Creek Community Foundation; Custody Advisory Committee Member, The Bank of New York; Advisory Committee, Common Fund Capital; Advisory Committee, TA Realty Advisors; Trustee, First Eagle Variable Funds (1 portfolio)

Interested Trustees(5)

John P. Arnhold(6) | President and Trustee | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born December 1953)

Principal Occupation(s) During Past 5 Years: Co-President, Co-CEO and Director, Arnhold and S. Bleichroeder Holdings, Inc.; Chairman, CEO and Director, First Eagle Investment Management, LLC and ASB Securities LLC; prior to March 2005, President and Director, Natexis Bleichroeder, Inc. and Natexis Bleichroeder UK

Number of Portfolios in the Fund Complex Overseen by Trustee: 6

(1)Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

(2)The term of office of each Independent Trustee expires on his/her 70th birthday.

(5)The term of office of each Interested Trustee is indefinite.

(6)Mr. Arnhold and Mr. Eveillard are Interested Trustees (i.e., each is an "interested person" of the Trust as defined in the Investment Company Act). Mr. Arnhold is an officer and director of the Trust's investment adviser and principal underwriter, and Mr. Eveillard is an employee of the Trust's investment adviser.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

Additional Information (unaudited)

Interested Trustees(5)—(continued)

Other Directorships/Trusteeships Held by Trustee: Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, Quantum Endowment Fund; Director, Educational Broadcasting Corporation; Trustee, Trinity Episcopal Schools Corp.; Trustee, Vassar College; Trustee, Jazz at Lincoln Center; Managing Member, New Eagle Management Company, LLC; President and Trustee, First Eagle Variable Funds (1 portfolio)

Jean-Marie Eveillard(6) | Trustee | June 2008 to present

1345 Avenue of the Americas | New York, New York | 10105
(born January 1940)

Principal Occupation(s) During Past 5 Years: Senior Adviser to First Eagle Investment Management, LLC since March 2009; Senior Vice President, First Eagle Investment Management, LLC since January 2000; previously portfolio Manager of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, and First Eagle Variable Funds (portfolio management tenure: 1979-2004 March 2007-March 2009)

Number of Portfolios in the Fund Complex Overseen by Trustee: 6

Other Directorships/Trusteeships Held by Trustee: Director, SocGen International SICAV (Luxembourg); Trustee, The Frick Collection; Trustee, First Eagle Variable Funds (1 portfolio)

Officers(7)

John P. Arnhold | President and Trustee | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born December 1953)

Principal Occupation(s) During Past Five (5) Years: See table on preceding page related to Interested Trustees

(5)The term of office of each Interested Trustee is indefinite.

(6)Mr. Arnhold and Mr. Eveillard are Interested Trustees (i.e., each is an "interested person" of the Trust as defined in the Investment Company Act). Mr. Arnhold is an officer and director of the Trust's investment adviser and principal underwriter, and Mr. Eveillard is an employee of the Trust's investment adviser.

(7)The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

(continued)

Officers(7)—(continued)

Robert Bruno | Chief Operations Officer | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born June 1964)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; President, ASB Securities LLC; Chief Operations Officer, First Eagle Variable Funds

Joseph T. Malone | Chief Financial Officer | September 2008 to present

1345 Avenue of the Americas | New York, New York | 10105
(born September 1967)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Chief Financial Officer, First Eagle Variable Funds; from September 2008; Chief Financial Officer and Treasurer, Aberdeen Funds from November 2007; Director, UBS Global Asset Management from October 2001; Global Fund Treasurer, UBS Global Asset Management from September 2006; Treasurer and Co-Head Mutual Fund Administration Group, UBS Global Asset Management from July 2005

Mark D. Goldstein | Chief Compliance Officer | February 2005 to present

1345 Avenue of the Americas | New York, New York | 10105
(born October 1964)

Principal Occupation(s) During Past Five (5) Years: General Counsel, Chief Compliance Officer and Senior Vice President, First Eagle Investment Management, LLC; General Counsel and Secretary of Arnhold and S. Bleichroeder Holdings, Inc., and Chief Compliance Officer, First Eagle Variable Funds from February 2005; Chief Compliance Officer, Good Hope Advisers, LLC from January 2006; Senior Counsel and Chief Compliance Officer, MacKay Shields LLC from April 2004

Suzan J. Afifi | Secretary and Vice President | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born October 1952)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Vice President, ASB Securities LLC; Secretary and Vice President, First Eagle Variable Funds

(7)The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

Additional Information (unaudited)  (continued)

Officers(7)—(continued)

Philip Santopadre | Treasurer | September 2005 to present

1345 Avenue of the Americas | New York, New York | 10105
(born August 1977)

Principal Occupation(s) During Past Five (5) Years: Vice President, First Eagle Investment Management, LLC; Treasurer, First Eagle Variable Funds

Michael Luzzatto | Vice President | December 2004 to present

1345 Avenue of the Americas | New York, New York | 10105
(born April 1977)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Vice President, ASB Securities LLC; Vice President, First Eagle Variable Funds

Winnie Chin | Assistant Treasurer | March 2001 to present

1345 Avenue of the Americas | New York, New York | 10105
(born July 1974)

Principal Occupation(s) During Past Five (5) Years: Vice President, First Eagle Investment Management, LLC; Assistant Treasurer, First Eagle Variable Funds

(7)The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

First Eagle Funds

Trustees

Lisa Anderson

John P. Arnhold

Candace K. Beinecke (Chair)

Jean-Marie Eveillard

Jean D. Hamilton

James E. Jordan

William M. Kelly

Paul J. Lawler

Officers

John P. Arnhold

President

Robert Bruno

Chief Operations Officer

Joseph T. Malone

Chief Financial Officer

Mark D. Goldstein

Chief Compliance Officer

Suzan J. Afifi

Secretary & Vice President

Philip Santopadre

Treasurer

Michael Luzzatto

Vice President

Winnie Chin

Assistant Treasurer

Investment Adviser

First Eagle Investment Management, LLC

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Shearman & Sterling LLP

599 Lexington Avenue
New York, NY 10022

Custodian

State Street Bank and Trust Company

801 Pennsylvania
Kansas City, MO 64105

Shareholder Servicing Agent

DST Systems, Inc.

330 West 9th Street
Kansas City, MO 64105
(800) 334-2143

Underwriter

First Eagle Funds Distributors, a division of
ASB Securities LLC

1345 Avenue of the Americas
New York, NY 10105

Independent Registered

Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue
New York, NY 10017

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Funds.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009

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1345 Avenue of the Americas | New York, NY | 10105-4300 | 800.334.2143 | www.firsteaglefunds.com

Fund Overview | Data as of October 31, 2009 (unaudited)

INVESTMENT OBJECTIVE

First Eagle Global Fund seeks long-term growth of capital by investing in a range of asset classes from markets in the United States and around the world. This truly global fund is managed with a highly disciplined, bottom-up, value oriented style that may help to minimize risk.

Average Annual Returns

	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Global Fund (A Shares)
without sales charge	20.81%	8.78%	12.46%
with sales charge	14.77	7.67	12.03
MSCI World Index	18.42	2.64	0.23
Consumer Price Index	-0.18	2.52	2.54

Asset Allocation

Countries

United States	35.03%
Japan	21.29
France	11.78
Switzerland	5.05
Mexico	2.35
South Korea	1.95
South Africa	1.84
Germany	1.80
Italy	1.71
Hong Kong	1.49
United Kingdom	1.33
Singapore	1.31
Netherlands	0.94
Malaysia	0.70
Brazil	0.64
Taiwan	0.61
Papua New Guinea	0.59
Thailand	0.51
Other	0.30

The Fund's portfolio composition (represented as a percentage of net assets) is subject to change at any time.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009
16

Global Fund

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares give effect to the deduction of the maximum sales charge of 3.75% for periods prior to March 1, 2000 and of 5.00% thereafter.

The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The index provides total returns in U.S. dollars with net dividends reinvested. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings

Gold Bullion (precious metal)	6.86%
Fanuc Limited (Japanese industrial manufacturing company)	2.48
Secom Company Limited (Japanese security services provider)	2.41
Berkshire Hathaway, Inc., Class 'A' (U.S. holding company)	2.39
SMC Corporation (Japanese automated control devices manufacturer)	2.37
Sanofi-Aventis SA (French health care company)	2.02
Sodexo (French food management services provider)	1.82
Astellas Pharma, Inc. (Japanese pharmaceuticals company)	1.76
Keyence Corporation (Japanese sensors manufacturer)	1.72
Microsoft Corporation (U.S. software developer)	1.71

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009
17

First Eagle Global Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Common Stocks—77.90%
U.S. Common Stocks—25.78%
Consumer Discretionary 5.86%
11,138,751	Cintas Corporation (b)	$389,081,098	$308,432,015
4,954,570	Omnicom Group, Inc.	140,489,978	169,842,660
11,783,002	Comcast Corporation, Class 'A'	201,524,713	165,197,688
2,572,580	Costco Wholesale Corporation	98,858,810	146,251,173
5,300,650	Home Depot, Inc.	131,119,191	132,993,308
3,654,083	Barnes & Noble, Inc. (b)	88,371,265	60,694,319
1,381,358	Unifirst Corporation	30,865,195	58,113,731
1,111,175	Wal-Mart Stores, Inc.	51,029,419	55,203,174
772,408	WABCO Holdings, Inc.	16,032,313	18,321,518
2,485	JG Boswell Company (c)	573,840	1,180,375
185,000	St. John Knits International, Inc. (a)(c)	3,180,703	582,750
		1,151,126,525	1,116,812,711
Energy 3.01%
2,407,091	Apache Corporation	164,692,743	226,555,405
2,536,293	ConocoPhillips	116,539,901	127,271,183
2,327,880	Helmerich & Payne, Inc.	57,215,205	88,505,997
3,975,644	San Juan Basin Royalty Trust (b)	141,567,358	70,806,220
1,008,530	Murphy Oil Corporation	39,438,919	61,661,524
		519,454,126	574,800,329
Financials 4.80%
4,599	Berkshire Hathaway, Inc. , Class 'A' (a)	392,199,945	455,301,000
9,253,133	American Express Company	397,945,907	322,379,154
5,357,025	Cincinnati Financial Corporation	133,262,949	135,854,154
34,924	Mills Music Trust (b)(c)	1,055,337	981,713
192,250	LandCo Real Estate LLC (a)(c)(d)(e)	669,030	246,080
		925,133,168	914,762,101
Health Care 0.94%
2,499,370	WellPoint, Inc. (a)	118,103,478	116,870,541
1,059,980	Johnson & Johnson	59,610,842	62,591,819
		177,714,320	179,462,360
Industrials 3.24%
3,896,660	3M Company	307,392,891	286,677,276
1,898,339	Alliant Techsystems, Inc. (a)(b)	190,877,435	147,652,807
2,365,411	Automatic Data Processing, Inc.	85,148,200	94,143,358

See Notes to Financial Statements.
18

Schedule of Investments | Year Ended October 31, 2009

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Common Stocks—25.78%—(continued)
Industrials 3.24%—(continued)
9,778,961	Blount International, Inc. (a)(b)	$127,911,050	$88,401,808
4,169	Conbraco Industries, Inc. (a)(b)(c)(d)	1,258,498	—
		712,588,074	616,875,249
Information Technology 3.13%
11,770,017	Microsoft Corporation	289,344,087	326,382,571
5,483,320	Linear Technology Corporation	154,211,819	141,908,322
6,694,310	Intel Corporation	91,240,768	127,928,264
		534,796,674	596,219,157
Materials 3.54%
5,275,011	Rayonier, Inc. , REIT (b)	102,375,275	203,509,924
3,987,548	Plum Creek Timber Company, Inc. , REIT	147,118,846	124,770,377
2,784,350	Weyerhaeuser Company	124,714,724	101,183,279
2,307,462	Newmont Mining Corporation	79,025,915	100,282,298
3,676,750	Newmont Mining Corporation, CDI	3,394,060	15,702,393
1,655,620	Vulcan Materials Company	110,867,266	76,208,189
1,258,500	Deltic Timber Corporation (b)	62,903,243	53,486,250
		630,399,329	675,142,710
Telecommunication Services 0.65%
5,391,150	Cisco Systems, Inc. (a)	86,351,072	123,187,778
Utilities 0.61%
4,117,660	IDACorporation, Inc. (b)	136,695,395	115,665,070
Total U.S. Common Stocks		4,874,258,683	4,912,927,465
International Common Stocks—52.12%
Brazil 0.64%
3,031,450	Petroleo Brasileiro SA , ADR	50,673,221	121,621,774
Canada 0.04%
998,660	Harry Winston Diamond Corporation	25,562,601	8,192,854
Chile 0.08%
7,600,803	Quinenco SA (c)	5,676,192	15,031,252
France 11.45%
5,259,547	Sanofi-Aventis SA	415,745,822	385,586,377
6,059,452	Sodexo (b)	204,703,427	347,470,938
2,807,336	Neopost SA (b)	268,923,572	246,666,558

See Notes to Financial Statements.
19

Global Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks—52.12%—(continued)
France 11.45%—(continued)
3,976,126	Rémy Cointreau SA (b)	$167,006,400	$192,905,172
2,884,676	Cie Generale d'Optique Essilor International SA	102,363,148	162,186,794
3,733,423	Carrefour SA	230,370,943	161,047,441
2,271,220	Société BIC SA	123,022,832	158,289,616
2,359,340	Total SA	130,161,165	141,291,066
2,147,945	Wendel (b)	111,924,050	119,973,761
912,153	Guyenne et Gascogne SA (b)	104,249,439	91,478,646
695,211	Air Liquide SA	75,973,435	75,203,249
63,019	Sucrière de Pithiviers-Le-Vieil (b)	35,947,627	58,510,790
165,085	Robertet SA	21,842,347	19,950,114
42,252	Robertet SA CI (c)	800,508	3,487,058
104,457	Gaumont SA	6,087,824	6,334,776
385,000	Sabeton SA (b)	4,841,233	6,212,963
69,500	NSC Groupe (b)(c)	12,298,421	3,994,600
12,000,000	FINEL (a)(b)(c)(d)(e)(f)	—	884,250
		2,016,262,193	2,181,474,169
Germany 1.35%
1,172,304	Pfeiffer Vacuum Technology AG (b)	105,767,273	88,319,174
1,815,438	Fraport AG	61,560,708	85,616,074
2,464,510	Tognum AG	26,236,180	37,809,873
1,337,532	Bertelsmann AG , Series 'A' (a)(g)	33,414,943	26,295,650
386,842	Hornbach Baumarkt AG	21,504,161	19,549,021
		248,483,265	257,589,792
Hong Kong 1.49%
12,693,580	Guoco Group Limited	115,086,260	142,903,299
25,304,450	Wharf Holdings Limited	54,505,038	139,580,810
20,738,780	City e-Solutions Limited (a)(b)(c)	936,898	1,873,156
		170,528,196	284,357,265
Italy 1.71%
18,139,395	Italcementi S.p.A. RSP	249,186,230	137,540,970
4,682,069	Italcementi S.p.A.	86,201,872	67,725,469
1,734,972	Italmobiliare S.p.A. RSP (a)	121,356,934	57,428,322
1,021,137	Italmobiliare S.p.A. (a)	107,360,738	49,240,359
2,897,743	Gewiss S.p.A.	17,398,762	12,897,060
		581,504,536	324,832,180

See Notes to Financial Statements.
20

Schedule of Investments | Year Ended October 31, 2009

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks—52.12%—(continued)
Japan 21.17%
5,515,480	Fanuc Limited	$471,281,924	$472,519,038
9,712,830	Secom Company Limited	441,193,277	458,686,899
3,853,720	SMC Corporation (b)	448,114,998	451,338,505
8,977,860	Astellas Pharma, Inc.	362,418,345	336,189,657
1,617,690	Keyence Corporation	323,870,015	327,510,548
64,994,300	Aioi Insurance Company Limited (b)	312,994,683	293,934,998
7,086,170	Shimano, Inc. (b)	164,314,591	277,950,776
14,640,730	MISUMI Group, Inc. (b)	256,686,326	255,413,591
5,211,900	Ono Pharmaceutical Company Limited	237,044,527	250,185,099
4,567,060	Canon, Inc.	218,295,606	179,140,194
9,730,350	THK Company Limited (b)	181,477,914	172,993,611
1,504,110	Hirose Electric Company Limited	165,653,805	158,274,590
5,147,000	T. Hasegawa Company Limited (b)	79,849,658	80,297,661
3,501,380	Chofu Seisakusho Company Limited (b)	63,721,317	70,303,835
10,229,750	Nipponkoa Insurance Company Limited	55,567,429	57,289,783
2,719,100	Meitec Corporation (b)	79,203,905	46,710,691
6,991,450	Sompo Japan Insurance, Inc.	69,408,370	42,417,153
3,461,892	Nissin Healthcare Food Service Company Limited	47,886,384	41,506,544
1,725,100	Ariake Japan Company Limited (b)	29,754,119	27,219,757
2,002,100	Seikagaku Corporation	21,143,745	25,583,810
331,790	Mitsubishi Estate Company Limited	4,870,410	5,176,212
257,500	Aderans Holdings Company Limited	5,849,064	3,241,819
		4,040,600,412	4,033,884,771
Malaysia 0.70%
63,109,225	Genting Berhad	128,178,067	133,893,271
Mexico 2.35%
9,745,693	Industrias Peñoles S.A.B. de C.V.	17,199,241	177,760,095
11,277,097	Fresnillo PLC	80,042,906	137,483,290
5,853,171	Grupo Televisa SA , ADR	102,919,381	113,317,391
5,207,150	Grupo Televisa S.A.B. CPO	17,371,195	20,129,237
		217,532,723	448,690,013
Netherlands 0.45%
2,169,186	Heineken Holding NV	62,830,694	84,732,205

See Notes to Financial Statements.
21

Global Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks—52.12%—(continued)
Panama 0.08%
1,047,582	Banco Latinoamericano de Exportaciones SA	$16,618,795	$14,781,382
Papua New Guinea 0.59%
40,907,990	Lihir Gold Limited (a)	94,970,915	112,180,174
Singapore 0.26%
12,704,120	Fraser and Neave Limited	12,799,700	35,109,040
13,467,250	ComfortDelgro Corporation Limited	3,279,184	14,810,273
		16,078,884	49,919,313
South Africa 1.84%
22,336,790	Gold Fields Limited , ADR	257,176,799	284,794,073
6,676,147	Harmony Gold Mining Company Limited , ADR	60,120,073	66,494,424
		317,296,872	351,288,497
South Korea 1.03%
2,164,286	KT&G Corporation	123,837,593	126,497,917
51,900	Lotte Confectionery Company Limited	21,157,499	52,240,220
39,989	Namyang Dairy Products Company Limited (b)	7,325,466	18,265,223
		152,320,558	197,003,360
Switzerland 5.05%
3,783,070	Pargesa Holding SA	237,781,696	303,915,917
5,417,450	Nestlé SA	135,598,090	252,879,554
2,434,424	Kuehne & Nagel International AG	100,308,967	221,473,295
3,517	Lindt & Spruengli AG	102,938,455	89,551,413
40,274	Lindt & Spruengli AG PC	67,067,587	85,072,903
39,740	Edipresse SA	10,811,874	10,085,802
		654,506,669	962,978,884
Thailand 0.51%
26,134,990	Bangkok Bank PCL NVDR	83,968,951	87,572,741
448,850	Bangkok Bank PCL	1,459,292	1,524,143
577,000	OHTL PCL (c)	3,542,292	8,544,952
		88,970,535	97,641,836
United Kingdom 1.33%
5,700,990	Willis Group Holdings Limited	161,680,002	153,926,730
2,714,983	Anglo American PLC (a)	62,810,159	98,874,042
		224,490,161	252,800,772
Total International Common Stocks		9,113,085,489	9,932,893,764
Total Common Stocks		13,987,344,172	14,845,821,229

See Notes to Financial Statements.
22

Schedule of Investments | Year Ended October 31, 2009

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Preferred Stocks—1.35%
U.S. Preferred Stocks—0.08%
Financials 0.01%
137,410	Price Legacy Corporation, Series '1' REIT, 6.82% (c)(m)	$1,339,514	$1,298,524
Utilities 0.07%
335,000	Calenergy Capital Trust III, 6.50% (c)(n)	14,782,812	14,907,500
Total U.S. Preferred Stocks		16,122,326	16,206,024
International Preferred Stocks—1.27%
Germany 0.45%
877,242	Hornbach Holding AG	63,837,360	85,805,503
South Korea 0.82%
384,890	Samsung Electronics Company Limited	58,999,279	156,430,235
Total International Preferred Stocks		122,836,639	242,235,738
Total Preferred Stocks		138,958,965	258,441,762
OUNCES
Commodity—6.86%
1,249,002	Gold bullion (a)	693,749,790	1,306,455,960
PRINCIPAL AMOUNT
Bonds—5.11%
U.S. Bonds—2.31%
Corporate Bonds 0.54%
$5,467,000	Bausch & Lomb, Inc. 7.125% due 8/1/2028 (c)	4,714,766	3,292,173
28,930,000	Blount International, Inc. 8.875% due 8/1/2012	28,940,171	29,580,925
6,900,000	Briggs & Stratton Corporation 8.875% due 3/15/2011	6,990,824	7,296,750
5,000,000	Pulte Homes, Inc. 5.20% due 2/15/2015	4,281,235	4,675,000
10,867,000	Texas Industries, Inc. 7.25% due 7/15/2013	8,229,216	10,703,995
15,154,144	The Yankee Candle Company, Inc. 2.25% due 2/6/2014 (l)	10,242,154	14,207,009
12,554,000	Yankee Acquisition Corporation, Series 'B' 8.50% due 2/15/2015	12,469,055	12,051,840

See Notes to Financial Statements.
23

Global Fund

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Bonds—2.31%—(continued)
Corporate Bonds 0.54%—(continued)
$22,554,000	Yankee Acquisition Corporation, Series 'B' 9.75% due 2/15/2017	$21,826,871	$21,369,915
		97,694,292	103,177,607
Government Obligations 1.59%
78,528,613	United States Treasury Inflation Indexed Bond 1.875% due 7/15/2013 (k)	81,050,158	82,307,803
135,203,730	United States Treasury Inflation Indexed Bond 2.375% due 4/15/2011 (k)	137,358,438	139,988,725
80,763,317	United States Treasury Inflation Indexed Bond 4.25% due 1/15/2010 (k)	81,036,466	81,463,696
		299,445,062	303,760,224
	Convertible Bond 0.18%
34,617,000	Boston Properties LP 3.625% due 2/15/2014 (h)(o)	25,046,824	33,405,405
Total U.S. Bonds		422,186,178	440,343,236
International Notes and Bonds—2.80%
International Corporate Notes and Bonds—0.92%
Canada 0.04%
33,260,000 USD	CanWest LP 9.25% due 8/1/2015 (a)(c)(h)(i)	29,121,477	6,818,300
France 0.33%
15,000,000 EUR	Emin Leydier SA 5.00% due 7/31/2016 (c)(d)(e)	21,410,094	22,106,255
12,000,000 EUR	FINEL 9.50% due 6/30/2017 (a)(c)(d)(e)	14,474,400	8,842,502
2,000,000 USD	Legrand SA 8.50% due 2/15/2025	1,958,843	2,121,300
12,050,000 EUR	Wendel 4.375% due 8/9/2017	10,380,827	13,851,779
330,000 EUR	Wendel 4.875% due 11/4/2014	261,794	423,114
10,000,000 EUR	Wendel 4.875% due 9/21/2015 (j)	9,765,644	12,305,962
3,500,000 EUR	Wendel 4.875% due 5/26/2016	2,364,393	4,307,035
		60,615,995	63,957,947

See Notes to Financial Statements.
24

Schedule of Investments | Year Ended October 31, 2009

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Corporate Notes and Bonds—0.92%—(continued)
Ireland 0.00%
13,650,000 EUR	Waterford Wedgwood PLC 9.875% due 12/1/2010 (a)(c)(d)(h)(i)	$16,339,337	$—
Netherlands 0.49%
39,700,000 EUR	UPC Holding BV 7.75% due 1/15/2014 (j)	46,499,186	59,092,966
22,660,000 EUR	UPC Holding BV 8.625% due 1/15/2014 (j)	26,705,791	34,397,037
		73,204,977	93,490,003
Norway 0.06%
5,500,000 USD	Den Norske Bank ASA FRN 0.938% due 2/26/2010 (c)	3,888,750	3,052,500
3,170,000 USD	Den Norske Creditbank FRN 0.625% due 11/30/2009 (c)	2,059,625	1,632,550
3,500,000 USD	Den Norske Creditbank FRN 0.963% due 2/28/2010 (c)	2,610,000	1,540,000
10,000,000 USD	Nordea Bank Norge ASA FRN 1.625% due 5/19/2010 (c)	6,826,750	5,150,000
		15,385,125	11,375,050
Total International Corporate Notes and Bonds		194,666,911	175,641,300
International Government Bonds—1.88%
Japan 0.12%
2,189,862,900 JPY	Japanese Government CPI Linked Bond 1.40% due 6/10/2018 (k)	20,103,008	22,626,750
Singapore 1.05%
60,827,000 SGD	Singapore Government Bond 3.625% due 7/1/2011	44,552,820	45,611,280
211,030,000 SGD	Singapore Government Bond 4.625% due 7/1/2010	145,150,532	154,807,877
		189,703,352	200,419,157
South Korea 0.10%
23,194,710,000 KRW	Inflation Linked Korea Treasury Bond 2.75% due 3/10/2017 (k)	22,110,315	19,529,406
Taiwan 0.61%
1,767,500,000 TWD	Taiwan Government Bond 2.00% due 7/20/2012	53,958,517	56,392,179

See Notes to Financial Statements.
25

Global Fund

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Government Bonds—1.88%—(continued)
Taiwan 0.61%—(continued)
1,826,000,000 TWD	Taiwan Government Bond 2.375% due 1/16/2013	$59,152,173	$59,166,656
		113,110,690	115,558,835
Total International Government Bonds		345,027,365	358,134,148
Total International Notes and Bonds		539,694,276	533,775,448
Total Notes and Bonds		961,880,454	974,118,684
Commercial Paper—9.14%
International Commercial Paper—2.97%
Finland 0.05%
8,500,000 USD	Nokia Corporation 0.19% due 11/24/2009	8,498,968	8,498,968
France 0.17%
27,290,000 USD	Électricité de France 0.19% due 1/6/2010	27,280,494	27,280,494
4,378,000 USD	L'Air Liquide SA 0.13% due 11/17/2009	4,377,747	4,377,747
Germany 0.32%
28,500,000 USD	BMW 0.20% due 11/4/2009	28,499,525	28,499,525
33,127,000 USD	BMW 0.21% due 11/17/2009	33,123,908	33,123,908
Japan 0.94%
25,000,000 USD	Hitachi, Limited 0.28% due 11/12/2009	24,997,861	24,997,861
16,500,000 USD	Panasonic Finance 0.18% due 12/7/2009	16,497,030	16,497,030
26,848,000 USD	Panasonic Finance 0.18% due 12/21/2009	26,841,288	26,841,288
43,154,000 USD	Panasonic Finance 0.19% due 12/7/2009	43,145,801	43,145,801
27,000,000 USD	Panasonic Finance 0.19% due 12/14/2009	26,993,873	26,993,873
41,500,000 USD	Panasonic Finance 0.21% due 12/2/2009	41,492,495	41,492,495
Netherlands 0.08%
15,021,000 USD	Royal Dutch Shell PLC 0.12% due 11/9/2009	15,020,600	15,020,600

See Notes to Financial Statements.
26

Schedule of Investments | Year Ended October 31, 2009

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Commercial Paper—2.97%—(continued)
Switzerland 0.49%
17,826,000 USD	Nestlé Capital Corporation 0.10% due 11/24/2009	$17,824,861	$17,824,861
20,540,000 USD	Nestlé Capital Corporation 0.11% due 11/23/2009	20,538,619	20,538,619
40,184,000 USD	Nestlé Capital Corporation 0.11% due 11/24/2009	40,181,176	40,181,176
15,000,000 USD	Nestlé Capital Corporation 0.21% due 11/4/2009	14,999,738	14,999,738
United Kingdom 0.92%
54,350,000 USD	Diageo Capital PLC 0.26% due 11/23/2009	54,341,364	54,341,364
27,409,000 USD	Diageo Capital PLC 0.27% due 11/5/2009	27,408,178	27,408,178
26,400,000 USD	Diageo Capital PLC 0.27% due 11/9/2009	26,398,416	26,398,416
10,000,000 USD	Diageo Capital PLC 0.28% due 11/13/2009	9,999,067	9,999,067
18,778,000 USD	Diageo Capital PLC 0.30% due 11/5/2009	18,777,374	18,777,374
20,748,000 USD	Diageo Capital PLC 0.33% due 11/30/2009	20,742,484	20,742,484
17,802,000 USD	Reed Elsevier PLC 0.20% due 11/19/2009	17,800,220	17,800,220
Total International Commercial Paper		565,781,087	565,781,087
U.S. Commercial Paper—6.17%
$15,750,000	Bemis Company, Inc.	15,749,300	15,749,300
	0.20% due 11/9/2009
6,800,000	Bemis Company, Inc. 0.20% due 11/10/2009	6,799,660	6,799,660
3,008,000	The Clorox Company 0.25% due 11/4/2009	3,007,937	3,007,937
16,964,000	The Coca-Cola Company 0.12% due 12/11/2009	16,961,738	16,961,738
25,000,000	The Coca-Cola Company 0.13% due 12/18/2009	24,995,757	24,995,757
30,000,000	The Coca-Cola Company 0.14% due 11/9/2009	29,999,067	29,999,067
10,000,000	The Coca-Cola Company 0.14% due 1/20/2010	9,996,889	9,996,889
30,350,000	The Coca-Cola Company 0.15% due 11/25/2009	30,346,965	30,346,965

See Notes to Financial Statements.
27

Global Fund

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper—6.17%—(continued)
$10,000,000	The Coca-Cola Company 0.16% due 11/17/2009	$9,999,289	$9,999,289
23,100,000	Colgate-Palmolive Company 0.08% due 11/5/2009	23,099,795	23,099,795
10,000,000	Dell, Inc. 0.16% due 12/1/2009	9,998,667	9,998,667
6,249,000	Dell, Inc. 0.19% due 12/14/2009	6,247,582	6,247,582
15,000,000	E.I. du Pont de Nemours and Company 0.12% due 11/3/2009	14,999,900	14,999,900
28,651,000	E.I. du Pont de Nemours and Company 0.12% due 11/18/2009	28,649,376	28,649,376
24,400,000	E.I. du Pont de Nemours and Company 0.13% due 11/9/2009	24,399,295	24,399,295
31,456,000	H.J. Heinz Company 0.20% due 12/1/2009	31,450,757	31,450,757
18,348,000	H.J. Heinz Company 0.28% due 11/2/2009	18,347,857	18,347,857
5,416,000	Kraft Foods, Inc. 0.33% due 11/6/2009	5,415,752	5,415,752
8,942,000	Kraft Foods, Inc. 0.38% due 12/15/2009	8,937,847	8,937,847
24,772,000	Kraft Foods, Inc. 0.40% due 12/15/2009	24,759,889	24,759,889
3,719,000	Kraft Foods, Inc. 0.44% due 12/15/2009	3,717,000	3,717,000
9,812,000	Microsoft Corporation 0.08% due 12/14/2009	9,811,062	9,811,062
50,000,000	Microsoft Corporation 0.11% due 12/9/2009	49,994,194	49,994,194
58,003,000	Microsoft Corporation 0.13% due 11/10/2009	58,001,115	58,001,115
25,621,000	Moody's Corporation 0.28% due 11/10/2009	25,619,207	25,619,207
50,000,000	Moody's Corporation 0.28% due 11/12/2009	49,995,722	49,995,722
65,930,000	Moody's Corporation 0.32% due 12/21/2009	65,900,698	65,900,698
48,300,000	Northern Illinois Gas Company 0.10% due 11/2/2009	48,299,866	48,299,866
11,000,000	NYSE Euronext 0.13% due 11/20/2009	10,999,245	10,999,245

See Notes to Financial Statements.
28

Schedule of Investments | Year Ended October 31, 2009

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper—6.17%—(continued)
$16,000,000	NYSE Euronext 0.14% due 11/6/2009	$15,999,689	$15,999,689
20,000,000	NYSE Euronext 0.15% due 11/4/2009	19,999,750	19,999,750
6,164,000	NYSE Euronext 0.15% due 11/9/2009	6,163,795	6,163,795
7,000,000	Philip Morris International, Inc. 0.07% due 11/5/2009	6,999,946	6,999,946
1,500,000	Philip Morris International, Inc. 0.08% due 11/9/2009	1,499,973	1,499,973
67,096,000	Philip Morris International, Inc. 0.10% due 11/9/2009	67,094,509	67,094,509
50,000,000	Philip Morris International, Inc. 0.10% due 12/1/2009	49,995,833	49,995,833
15,000,000	The Procter & Gamble Company 0.10% due 11/2/2009	14,999,958	14,999,958
12,915,000	The Procter & Gamble Company 0.21% due 11/5/2009	12,914,699	12,914,699
21,000,000	Time Warner, Inc. 0.30% due 11/4/2009	20,999,475	20,999,475
22,489,000	Time Warner, Inc. 0.35% due 11/9/2009	22,487,251	22,487,251
8,707,000	Time Warner, Inc. 0.35% due 11/19/2009	8,705,476	8,705,476
9,786,000	Time Warner, Inc. 0.35% due 11/20/2009	9,784,192	9,784,192
10,774,000	Time Warner, Inc. 0.42% due 11/16/2009	10,772,115	10,772,115
25,000,000	Time Warner, Inc. 0.45% due 1/11/2010	24,977,813	24,977,813
50,000,000	Transocean, Inc. 0.27% due 11/3/2009	49,999,250	49,999,250
38,845,000	Transocean, Inc. 0.30% due 11/2/2009	38,844,676	38,844,676
23,169,000	Wal-Mart Stores, Inc. 0.12% due 11/17/2009	23,167,764	23,167,764
10,000,000	WellPoint, Inc. 0.18% due 11/2/2009	9,999,950	9,999,950
16,900,000	Wisconsin Electronic Power 0.12% due 11/2/2009	16,899,944	16,899,944
13,000,000	Wisconsin Energy Corporation 0.15% due 11/2/2009	12,999,946	12,999,946
26,507,000	Wisconsin Energy Corporation 0.20% due 11/6/2009	26,506,264	26,506,264

See Notes to Financial Statements.
29

Global Fund

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper—6.17%—(continued)
$10,700,000	Wisconsin Energy Corporation	$10,698,871	$10,698,871
	0.20% due 11/20/2009
27,800,000	Wisconsin Energy Corporation 0.20% due 12/4/2009	27,794,903	27,794,903
	Total U.S. Commercial Paper	1,176,807,470	1,176,807,470
	Total Commercial Paper	1,742,588,557	1,742,588,557
	Total Investments—100.36%	$17,524,521,938	19,127,426,192
	Liabilities in Excess of Other Assets—(0.36)%		(69,201,940)
	Net Assets—100.00%		$19,058,224,252

(a)  Non-income producing security/commodity.

(b)  An affiliate of the Fund as defined by the Investment Company Act of 1940. An affiliate is defined as a company in which the Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities.

(c)  Security is deemed illiquid. At October 31, 2009, the value of these securities amounted to $105,446,490 or 0.55% of net assets.

(d)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $32,079,087 or 0.17% of net assets.

(e)  Represents interest in a restricted security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. At October 31, 2009, the value of these securities amounted to $32,079,087 or 0.17% of net assets.

(f)  Held through Financiere Rouge, LLC.

(g)  Participation certificate security—A type of investment with a combination of share and bond-like features. This security does not come with voting rights.

(h)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(i)  Issuer is in default.

(j)  Represents a security registered under Regulation S. Bonds sold under Regulation S may not be offered, sold or delivered within the U.S., or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(k)  Inflation protected security.

(l)  A term loan security.

(m)  This security is subject to a call feature and may be called in full or partially on or anytime after January 6, 2010.

(n)  This security is subject to a call feature and may be called in full or partially on or anytime after December 28, 2009.

(o)  This security is convertible until February 15, 2014.

  At October 31, 2009, aggregate cost for federal income tax purposes was $17,736,654,924; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$2,609,611,961
Gross unrealized depreciation	(1,218,840,693)
Net unrealized appreciation	$1,390,771,268

See Notes to Financial Statements.
30

Schedule of Investments | Year Ended October 31, 2009

Abbreviations Used in this Schedule Include:

ADR  — American Depository Receipt

CDI  — Chess Depository Interest

CPI  — Consumer Price Index

CPO  — Ordinary Participation Certificate

FRN  — Floating Rate Note

NVDR  — Non-Voting Depository Receipt

NYSE  — New York Stock Exchange

PC  — Participation Certificate

PCL  — Public Company Limited

PLC  — Public Limited Company

REIT  — Real Estate Investment Trust

RSP  — Represents Non-Voting Shares

Currencies

EUR  — Euro

JPY  — Japanese Yen

KRW  — South Korean Won

SGD  — Singapore Dollar

TWD  — Taiwan Dollar

USD  — United States Dollar

Restricted Securities

SECURITY	ACQUISITION DATE	COST	CARRYING VALUE PER SHARE/PRINCIPAL
Emin Leydier SA 5.00% due 7/31/2016	7/30/2009	$21,410,094	$1.47
FINEL 9.50% due 6/30/2017	6/22/2005	14,474,400	0.74
FINEL	7/30/2009	—	0.07
LandCo Real Estate LLC	9/6/2006	669,030	1.28

Foreign Currency Exchange Contracts — Sales

SETTLEMENT DATES THROUGH	FOREIGN CURRENCY TO BE DELIVERED		U.S. $ TO BE RECEIVED	U.S. $ VALUE AT OCTOBER 31, 2009	UNREALIZED APPRECIATION AT OCTOBER 31, 2009	UNREALIZED DEPRECIATION AT OCTOBER 31, 2009
1/20/10	511,663,500	Euro	$715,644,969	$753,318,482	$—	$(37,673,513)
1/20/10	50,698,236,000	Japanese Yen	525,205,666	563,613,193	—	(38,407,527)
1/20/10	588,974,818	Mexican Peso	43,533,158	44,243,157	—	(709,999)
2/17/10	547,737,500	Euro	781,920,437	806,406,836	—	(24,486,399)
2/17/10	43,489,537,000	Japanese Yen	464,412,532	483,544,728	—	(19,132,196)
2/17/10	729,199,561	Mexican Peso	53,936,198	54,616,743	—	(680,545)
3/17/10	270,000,000	Euro	398,236,500	397,376,550	859,950	—
3/17/10	17,481,365,000	Japanese Yen	195,093,633	194,461,019	632,614	—
3/17/10	358,000,000	Mexican Peso	26,474,395	26,592,221	—	(117,826)
			$3,204,457,488	$3,324,172,929	$1,492,564	$(121,208,005)

See Notes to Financial Statements.
31

Global Fund

Affiliated Securities

SECURITY	SHARES OCTOBER 31, 2008	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES OCTOBER 31, 2009		VALUE OCTOBER 31, 2009	REALIZED GAIN/(LOSS)	DIVIDEND INCOME
Aioi Insurance Company Limited	64,994,300	—	—	64,994,300		$293,934,998	$—	$6,193,422
Alliant Techsystems, Inc.	1,278,640	619,699	—	1,898,339		147,652,807	—	—
Ariake Japan Company Limited	1,725,100	—	—	1,725,100		27,219,757	—	679,375
Barnes & Noble, Inc.	6,483,956	—	2,829,873	3,654,083		60,694,319	(20,088,926)	5,481,568
Blount International, Inc.	9,778,961	—	—	9,778,961		88,401,808	—	—
Chofu Seisakusho Company Limited	3,501,380	—	—	3,501,380		70,303,835	—	980,973
Cintas Corporation	10,059,141	1,079,610	—	11,138,751		308,432,015	—	5,061,233
City e-Solutions Limited	20,738,780	—	—	20,738,780		1,873,156	—	—
Conbraco Industries, Inc.	4,169	—	—	4,169		—	—	—
Deltic Timber Corporation	1,258,500	—	—	1,258,500		53,486,250	—	377,550
FINEL	—	12,000,000	—	1	2,000,000	884,250	—	—
Guyenne et Gascogne SA	541,213	370,940	—	912,153		91,478,646	—	2,454,357
IDA Corporation, Inc.	4,440,260	—	322,600	4,117,660		115,665,070	(2,561,114)	5,328,312
Meitec Corporation	3,663,695	110,400	1,054,995	2,719,100		46,710,691	(14,964,639)	1,402,454
Mills Music Trust	34,924	—	—	34,924		981,713	—	105,781
MISUMI Group, Inc.	14,646,430	—	5,700	14,640,730		255,413,591	(18,627)	459,088
Namyang Dairy Products Company Limited	39,989	—	—	39,989		18,265,223	—	24,409
Neopost SA	3,039,356	—	232,020	2,807,336		246,666,558	(6,149,449)	13,288,040
NSC Groupe	70,650	—	1,150	69,500		3,994,600	(121,438)	183,076

See Notes to Financial Statements.
32

Schedule of Investments | Year Ended October 31, 2009

Affiliated Securities—(continued)

SECURITY	SHARES OCTOBER 31, 2008	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES OCTOBER 31, 2009	VALUE OCTOBER 31, 2009	REALIZED GAIN/(LOSS)	DIVIDEND INCOME
Pfeiffer Vacuum Technology AG	1,172,304	—	—	1,172,304	$88,319,174	$—	$4,670,217
Rayonier, Inc.	5,905,362	588,260	1,218,611	5,275,011	203,509,924	2,713,613	12,361,694
Rémy Cointreau SA	5,361,738	—	1,385,612	3,976,126	192,905,172	(24,358,460)	8,010,873
Sabeton SA	385,000	—	—	385,000	6,212,963	—	96,040
San Juan Basin Royalty Trust	4,218,754	—	243,110	3,975,644	70,806,220	(2,444,034)	3,376,280
Shimano, Inc.	7,086,170	—	—	7,086,170	277,950,776	—	4,325,149
SMC Corporation	4,053,720	—	200,000	3,853,720	451,338,505	(4,541,230)	4,275,737
Sodexo	7,082,902	—	1,023,450	6,059,452	347,470,938	(18,784,420)	10,439,643
Sucrière de Pithiviers- Le-Vieil	63,019	—	—	63,019	58,510,790	—	2,122,104
T. Hasegawa Company Limited	5,147,000	—	—	5,147,000	80,297,661	—	1,013,490
THK Company Limited	14,581,600	—	4,851,250	9,730,350	172,993,611	(15,868,175)	1,134,365
Wendel	2,554,751	—	406,806	2,147,945	119,973,761	(37,592,516)	2,538,893
Total					$3,902,348,782	$(144,779,415)	$96,384,123

See Notes to Financial Statements.
33

Global Fund

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
U.S. Common Stocks
Consumer Discretionary	5.86%
Energy	3.01
Financials	4.80
Health Care	0.94
Industrials	3.24
Information Technology	3.13
Materials	3.54
Telecommunication Services	0.65
Utilities	0.61
Total U.S. Common Stocks	25.78
International Common Stocks
Consumer Discretionary	5.50
Consumer Staples	6.57
Energy	1.38
Financials	6.53
Health Care	6.07
Industrials	13.92
Information Technology	4.78
Materials	7.23
Telecommunication Services	0.14
Total International Common Stocks	52.12
U.S. Preferred Stocks
Financials	0.01
Utilities	0.07
Total U.S. Preferred Stocks	0.08
International Preferred Stocks
Consumer Discretionary	0.45
Information Technology	0.82
Total International Preferred Stocks	1.27
Commodity	6.86

See Notes to Financial Statements.
34

Schedule of Investments | Year Ended October 31, 2009

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS—(CONTINUED)	PERCENT OF NET ASSETS
U.S. Bonds
Consumer Discretionary	0.29%
Energy	0.16
Financials	0.18
Government Issues	1.59
Industrials	0.04
Materials	0.05
Total U.S. Bonds	2.31
International Notes and Bonds
Financials	0.26
Government Issues	1.88
Industrials	0.01
Information Technology	0.49
Materials	0.12
Telecommunication Services	0.04
Total International Notes and Bonds	2.80
Commercial Paper
International Commercial Paper	2.97
U.S. Commercial Paper	6.17
Total Commercial Paper	9.14
Total Investments	100.36%

See Notes to Financial Statements.
35

Fund Overview | Data as of October 31, 2009 (unaudited)

INVESTMENT OBJECTIVE

First Eagle Overseas Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. Management's research-driven process seeks to minimize risk by focusing on undervalued securities.

Average Annual Returns

	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Overseas Fund (A Shares)
without sales charge	24.95%	9.46%	12.75%
with sales charge	18.70	8.35	12.32
MSCI EAFE Index	27.71	5.10	2.05
Consumer Price Index	-0.18	2.52	2.54

Asset Allocation

Countries

Japan	30.95%
France	13.66
United States	8.99
Switzerland	6.09
Germany	4.24
South Korea	3.59
Singapore	3.15
Hong Kong	2.35
Taiwan	1.98
Netherlands	1.87
Italy	1.85
Thailand	1.85
South Africa	1.79
Mexico	1.78
Brazil	1.33
Canada	1.26
United Kingdom	1.23
Chile	0.68
Malaysia	0.68
Papua New Guinea	0.59
Australia	0.30
Panama	0.15
Other	0.06

The Fund's portfolio composition (represented as a percentage of net assets) is subject to change at any time.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009
36

Overseas Fund

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares give effect to the deduction of the maximum sales charge of 3.75% for periods prior to March 1, 2000 and of 5.00% thereafter.

The MSCI EAFE Index is a total return index, reported in U.S. Dollars, based on share prices and reinvested net dividends of approximately 1,100 companies from 21 countries and is not available for purchase. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings

Gold Bullion (precious metal)	8.12%
Shimano, Inc. (Japanese bicycle parts manufacturer)	2.82
Pargesa Holding SA (Swiss diversified financials company)	2.41
SMC Corporation (Japanese automated control devices manufacturer)	2.02
Secom Company Limited (Japanese security services provider)	2.00
Sanofi-Aventis SA (French health care company)	1.89
Sodexo (French food management services provider)	1.88
Keyence Corporation (Japanese sensors manufacturer)	1.81
Ono Pharmaceutical Company Limited (Japanese pharmaceutical company)	1.74
Astellas Pharma, Inc. (Japanese pharmaceuticals company)	1.74

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009
37

First Eagle Overseas Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Common Stocks—77.42%
International Common Stocks—76.64%
Australia 0.30%
9,217,342	Spotless Group Limited	$25,816,120	$21,049,779
Brazil 1.33%
2,334,704	Petroleo Brasileiro SA, ADR	25,923,912	93,668,324
Canada 0.85%
1,025,450	EnCana Corporation	23,293,294	56,799,676
318,660	Harry Winston Diamond Corporation	6,540,757	2,614,238
		29,834,051	59,413,914
Chile 0.68%
24,062,197	Quinenco SA (c)	16,182,017	47,585,096
France 12.84%
1,813,233	Sanofi-Aventis SA	149,414,237	132,931,209
2,302,164	Sodexo	65,879,532	132,014,427
973,150	Neopost SA	60,229,865	85,505,818
1,464,954	Rémy Cointreau SA	43,084,759	71,073,503
888,121	Total SA	55,749,821	53,185,875
728,753	Société BIC SA	29,345,942	50,789,458
563,378	Laurent-Perrier (b)	20,236,693	45,067,517
791,228	Wendel	17,493,408	44,194,148
376,329	Air Liquide SA	41,188,855	40,708,739
39,143	Sucrière de Pithiviers-Le-Vieil (b)	15,598,306	36,342,815
599,453	Cie Generale d'Optique Essilor International SA	14,782,044	33,703,390
326,036	Guyenne et Gascogne SA	38,246,184	32,697,729
236,140	Robertet SA (b)	20,639,502	28,536,934
51,500	Robertet SA CI (c)	2,151,628	4,250,296
442,830	Société Foncière Financière et de Participations	29,139,582	26,463,775
900,000	Frégate (b)(c)(d)(e)	23,235,900	22,548,380
364,373	Gaumont SA (b)	21,698,753	22,097,337
540,680	Zodiac Aerospace	29,615,032	18,327,028
397,878	Carrefour SA	18,361,975	17,163,133
1,000	Société Vermandoise de Sucreries	854,846	1,989,563
100,000	Sabeton SA	1,463,143	1,613,757
11,593,581	FINEL (a)(b)(c)(d)(e)(f)	9,152,131	854,302
		707,562,138	902,059,133

See Notes to Financial Statements.
38

Schedule of Investments | Year Ended October 31, 2009

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks—76.64%—(continued)
Germany 3.43%
6,418,531	Deutsche Wohnen AG (a)(b)	$67,969,040	$72,931,295
915,140	Pfeiffer Vacuum Technology AG (b)	39,449,539	68,944,923
2,707,670	Tognum AG	54,386,147	41,540,371
652,927	Fraport AG	21,196,148	30,792,044
1,358,769	Bertelsmann AG , Series 'A' (a)(g)	30,601,684	26,713,166
		213,602,558	240,921,799
Hong Kong 2.35%
8,045,340	Guoco Group Limited	60,006,340	90,573,788
9,307,800	Wharf Holdings Limited	19,540,519	51,342,363
7,069,700	Hopewell Holdings Limited	7,819,937	22,622,748
10,851,720	City e-Solutions Limited (a)(c)	323,358	980,143
		87,690,154	165,519,042
Italy 1.85%
7,315,306	Italcementi S.p.A. RSP	87,341,485	55,467,907
1,197,736	Italmobiliare S.p.A. RSP (a)	50,324,929	39,645,579
165,635	Italmobiliare S.p.A. (a)	19,155,452	7,987,103
6,004,580	Gewiss S.p.A. (b)	22,944,785	26,724,740
		179,766,651	129,825,329
Japan 30.95%
5,055,070	Shimano, Inc.	85,685,947	198,282,095
1,212,590	SMC Corporation	154,196,973	142,015,652
2,972,300	Secom Company Limited	125,814,360	140,366,409
626,900	Keyence Corporation	123,789,502	126,919,473
2,552,600	Ono Pharmaceutical Company Limited	105,639,342	122,531,607
3,260,440	Astellas Pharma, Inc.	133,084,592	122,092,147
1,419,300	Fanuc Limited	122,137,639	121,593,455
20,991,930	Nissay Dowa General Insurance Company Limited (b)	110,706,355	95,168,703
4,304,770	MISUMI Group, Inc.	74,354,397	75,098,493
1,856,870	Canon, Inc.	89,360,001	72,834,614
15,519,800	Aioi Insurance Company Limited	54,260,013	70,187,884
598,170	Hirose Electric Company Limited	70,175,701	62,944,274
11,009,150	Nipponkoa Insurance Company Limited	56,297,714	61,654,665
2,832,150	Nitto Kohki Company Limited (b)	50,121,709	59,698,745

See Notes to Financial Statements.
39

Overseas Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks—76.64%—(continued)
Japan 30.95%—(continued)
3,452,591	T. Hasegawa Company Limited (b)	$47,344,131	$53,863,412
5,507,100	Kansai Paint Company Limited	42,397,659	47,608,465
2,502,710	THK Company Limited	40,580,122	44,495,094
6,577,300	Japan Wool Textile Company Limited (b)	49,871,284	44,362,699
2,022,800	Chofu Seisakusho Company Limited (b)	33,096,084	40,615,585
5,685,730	Sompo Japan Insurance, Inc.	62,242,692	34,495,345
1,687,000	Fuji Seal International, Inc. (b)	39,025,982	34,454,203
9,608,600	Okumura Corporation	49,462,587	34,059,041
3,034,800	OSG Corporation	35,992,231	30,383,408
2,400,480	Daiichikosho Company Limited	26,050,473	28,007,156
2,184,600	Seikagaku Corporation	17,648,500	27,915,884
1,472,300	Meitec Corporation	43,510,663	25,292,247
945,747	Mandom Corporation	15,836,563	24,853,510
2,535,900	Yomeishu Seizo Company Limited (b)	22,847,623	24,599,597
1,443,600	Ariake Japan Company Limited	30,991,137	22,778,066
2,068,330	Maezawa Kasei Industries Company Limited (b)	31,939,631	22,775,877
861,660	Icom, Inc. (b)	22,557,750	21,063,970
1,058,246	Matsumoto Yushi-Seiyaku Company Limited (b)	25,950,562	20,460,559
1,532,856	Nissin Healthcare Food Service Company Limited	24,558,922	18,378,261
775,202	Nagaileben Company Limited	14,585,552	17,167,372
906,660	AS One Corporation	19,463,092	16,925,260
306,100	Mabuchi Motor Company Limited	18,167,961	14,897,694
508,106	SK Kaken Company Limited	9,470,131	12,985,653
806,280	Chudenko Corporation	12,295,496	12,103,831
2,572,675	The Tokushima Bank Limited	17,372,743	9,519,426
100,000	Asahi Broadcasting Corporation	6,141,481	6,811,490
1,223,670	Sansei Yusoki Company Limited (b)	10,265,159	6,186,676
1,424,100	Shingakukai Company Limited (b)	10,266,277	4,763,088
121,690	Mitsubishi Estate Company Limited	1,786,311	1,898,470
		2,137,343,044	2,175,109,555
Malaysia 0.68%
22,442,200	Genting Berhad	47,187,263	47,613,635

See Notes to Financial Statements.
40

Schedule of Investments | Year Ended October 31, 2009

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks—76.64%—(continued)
Mexico 1.78%
3,552,612	Industrias Peñoles S.A.B. de C.V.	$3,110,554	$64,799,153
2,739,787	Grupo Televisa SA , ADR	48,629,691	53,042,276
1,866,300	Grupo Televisa S.A.B. CPO	6,226,292	7,214,541
		57,966,537	125,055,970
Netherlands 1.10%
496,018	HAL Trust	13,919,475	50,073,957
697,441	Heineken Holding NV	16,336,512	27,243,267
		30,255,987	77,317,224
New Zealand 0.06%
5,750,000	Tasman Farms Limited (a)(b)(c)(d)	1,054,354	4,123,037
Panama 0.15%
748,613	Banco Latinoamericano de Exportaciones SA	8,360,468	10,562,929
Papua New Guinea 0.59%
15,041,160	Lihir Gold Limited (a)	34,953,239	41,246,709
Singapore 2.70%
23,192,830	Haw Par Corporation Limited (b)	76,875,316	92,748,133
28,195,900	Singapore Airport Terminal Services Limited	32,580,982	49,733,190
10,073,300	Fraser and Neave Limited	10,564,974	27,838,520
17,725,525	ComfortDelgro Corporation Limited	7,149,142	19,493,204
		127,170,414	189,813,047
South Africa 1.79%
8,237,460	Gold Fields Limited , ADR	112,026,214	105,027,615
2,094,480	Harmony Gold Mining Company Limited , ADR	21,850,173	20,861,021
		133,876,387	125,888,636
South Korea 2.27%
794,836	KT&G Corporation	45,504,346	46,456,475
33,225	Lotte Confectionery Company Limited	10,303,934	33,442,800
120,620	Nong Shim Company Limited	31,736,226	24,486,192
948,330	Fursys, Inc. (b)	11,511,219	21,096,282
119,080	Pacific Corporation	18,151,496	14,655,225
22,950	Namyang Dairy Products Company Limited	4,912,653	10,482,554

See Notes to Financial Statements.
41

Overseas Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks—76.64%—(continued)
South Korea 2.27%—(continued)
1,182,040	Dong Ah Tire & Rubber	$5,161,358	$8,248,534
	Company Limited
96,352	Sam-A Pharm Company Limited	664,545	450,689
		127,945,777	159,318,751
Switzerland 6.09%
2,111,661	Pargesa Holding SA	109,671,397	169,641,955
2,307,150	Nestlé SA	50,656,060	107,694,776
879,040	Kuehne & Nagel International AG	31,330,410	79,971,231
154,216	Rieter Holding AG (a)	26,194,009	34,638,198
1,072	Lindt & Spruengli AG	9,210,852	27,295,739
35,000	Edipresse SA	11,616,314	8,882,815
		238,679,042	428,124,714
Taiwan 1.77%
66,583,602	Compal Electronics, Inc.	70,220,370	85,064,374
20,184,980	Taiwan Secom Company Limited	32,105,415	31,093,918
13,102,028	Taiwan Sogo Shin Kong Security Company Limited	11,831,241	8,520,367
		114,157,026	124,678,659
Thailand 1.85%
459,100,435	Thai Beverage PCL	78,800,369	83,600,965
12,301,859	Bangkok Bank PCL NVDR	39,320,705	41,220,889
496,220	Bangkok Bank PCL	1,613,300	1,684,995
250,000	OHTL PCL (c)	1,554,061	3,702,319
		121,288,435	130,209,168
United Kingdom 1.23%
2,986,700	Spirax-Sarco Engineering PLC	20,282,387	53,427,142
901,118	Anglo American PLC (a)	19,057,951	32,816,846
		39,340,338	86,243,988
Total International Common Stocks		4,505,955,912	5,385,348,438
U.S. Common Stock—0.78%
Materials 0.78%
1,256,683	Newmont Mining Corporation	35,948,526	54,615,443
	Total Common Stocks	4,541,904,438	5,439,963,881
Investment Companies—0.09%
100,000	First NIS Regional Fund SICAV (a)(c)(d)(e)	1,000,000	50,000

See Notes to Financial Statements.
42

Schedule of Investments | Year Ended October 31, 2009

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Investment Companies—0.09%—(continued)
34,500	Third Avenue Global	$3,450,000	$6,296,796
	Value Fund L.P. (a)(c)(e)
Total Investment Companies		4,450,000	6,346,796
International Preferred Stocks—2.13%
Germany 0.81%
581,442	Hornbach Holding AG	39,598,446	56,872,474
South Korea 1.32%
210,514	Samsung Electronics Company Limited	27,045,452	85,558,873
28,661	Namyang Dairy Products Company Limited	449,428	7,042,521
		27,494,880	92,601,394
Total Preferred Stocks		67,093,326	149,473,868
OUNCES
Commodity—8.12%
545,490	Gold bullion (a)	272,864,040	570,582,616
PRINCIPAL AMOUNT
International Bonds—2.66%
International Corporate Bonds—1.65%
Canada 0.41%
10,000,000 USD	CanWest LP 9.25% due 8/1/2015 (a)(c)(h)(i)	8,690,560	2,050,000
47,142,000 USD	Catalyst Paper Corporation 7.375% due 3/1/2014 (c)	40,303,931	23,335,290
5,000,000 USD	Catalyst Paper Corporation, Series 'D' 8.625% due 6/15/2011 (c)	4,680,902	3,175,000
		53,675,393	28,560,290
France 0.47%
10,000,000 EUR	Emin Leydier SA 5.00% due 7/31/2016 (c)(d)(e)	14,273,396	14,737,503
8,000,000 EUR	FINEL 9.50% due 6/30/2017 (a)(c)(d)(e)	9,649,600	5,895,001
2,000,000 USD	Legrand SA 8.50% due 2/15/2025	2,058,941	2,121,300
6,352,000 EUR	Wendel 4.875% due 11/4/2014	6,901,686	8,144,298

See Notes to Financial Statements.
43

Overseas Fund

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Corporate Bonds—1.65%—(continued)
France 0.47%—(continued)
1,950,000 EUR	Wendel 4.875% due 9/21/2015 (j)	$1,414,027	$2,399,663
		34,297,650	33,297,765
Ireland 0.00%
22,300,000 EUR	Waterford Wedgwood PLC 9.875% due 12/1/2010 (a)(c)(d)(h)(i)	27,682,258	—
Netherlands 0.77%
23,350,000 EUR	UPC Holding BV 7.75% due 1/15/2014 (j)	27,360,385	34,756,190
12,740,000 EUR	UPC Holding BV 8.625% due 1/15/2014 (j)	15,014,982	19,338,846
		42,375,367	54,095,036
Total International Corporate Bonds		158,030,668	115,953,091
International Government Bonds—1.01%
France 0.35%
15,382,293 EUR	France Government Bond OAT 3.00% due 7/25/2012 (k)	19,250,460	24,490,191
Singapore 0.45%
11,564,000 SGD	Singapore Government Bond 3.625% due 7/1/2011	8,110,501	8,671,295
32,082,000 SGD	Singapore Government Bond 4.625% due 7/1/2010	22,241,571	23,534,788
		30,352,072	32,206,083
Taiwan 0.21%
462,700,000 TWD	Taiwan Government Bond 2.00% due 7/20/2012	14,146,206	14,762,467
Total International Government Bonds		63,748,738	71,458,741
Total International Bonds		221,779,406	187,411,832
Commercial Paper—10.03%
International Commercial Paper—3.17%
Finland 0.08%
5,700,000 USD	Nokia Corporation 0.19% due 11/24/2009	5,699,308	5,699,308
France 0.14%
10,000,000 USD	Électricité de France 0.19% due 1/6/2010	9,996,517	9,996,517

See Notes to Financial Statements.
44

Schedule of Investments | Year Ended October 31, 2009

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Commercial Paper—3.17%—(continued)
Japan 1.31%
16,652,000 USD	Hitachi, Limited 0.28% due 11/12/2009	$16,650,575	$16,650,575
8,500,000 USD	Panasonic Finance 0.18% due 12/7/2009	8,498,470	8,498,470
12,678,000 USD	Panasonic Finance 0.18% due 12/21/2009	12,674,830	12,674,830
14,000,000 USD	Panasonic Finance 0.19% due 12/14/2009	13,996,823	13,996,823
40,000,000 USD	Panasonic Finance 0.21% due 12/2/2009	39,992,767	39,992,767
Switzerland 0.64%
10,000,000 USD	Nestlé Capital Corporation 0.11% due 11/23/2009	9,999,328	9,999,328
21,417,000 USD	Nestlé Capital Corporation 0.11% due 11/24/2009	21,415,495	21,415,495
13,496,000 USD	Nestlé Capital Corporation 0.21% due 11/4/2009	13,495,764	13,495,764
United Kingdom 1.00%
17,591,000 USD	Diageo Capital PLC 0.27% due 11/5/2009	17,590,472	17,590,472
17,600,000 USD	Diageo Capital PLC 0.27% due 11/9/2009	17,598,944	17,598,944
9,000,000 USD	Diageo Capital PLC 0.28% due 11/13/2009	8,999,160	8,999,160
12,080,000 USD	Diageo Capital PLC 0.30% due 11/5/2009	12,079,597	12,079,597
5,497,000 USD	Diageo Capital PLC 0.33% due 11/30/2009	5,495,539	5,495,539
8,801,000 USD	Reed Elsevier PLC 0.20% due 11/19/2009	8,800,120	8,800,120
Total International Commercial Paper		222,983,709	222,983,709
U.S. Commercial Paper—6.86%
$3,508,000	Bemis Company, Inc.	3,507,825	3,507,825
	0.20% due 11/10/2009
25,318,000	The Coca-Cola Company 0.12% due 12/11/2009	25,314,624	25,314,624
20,000,000	The Coca-Cola Company 0.14% due 11/9/2009	19,999,378	19,999,378
7,000,000	The Coca-Cola Company 0.14% due 1/20/2010	6,997,822	6,997,822
6,700,000	The Coca-Cola Company 0.16% due 11/17/2009	6,699,524	6,699,524

See Notes to Financial Statements.
45

Overseas Fund

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper—6.86%—(continued)
$11,900,000	Colgate-Palmolive Company	$11,899,894	$11,899,894
	0.08% due 11/5/2009
10,000,000	Dell, Inc. 0.16% due 12/1/2009	9,998,667	9,998,667
10,000,000	E.I. du Pont de Nemours and Company	9,999,933	9,999,933
	0.12% due 11/3/2009
20,211,000	E.I. du Pont de Nemours and Company 0.12% due 11/18/2009	20,209,855	20,209,855
15,600,000	E.I. du Pont de Nemours and Company 0.13% due 11/9/2009	15,599,549	15,599,549
13,044,000	H.J. Heinz Company 0.20% due 12/1/2009	13,041,826	13,041,826
7,002,000	H.J. Heinz Company 0.28% due 11/2/2009	7,001,946	7,001,946
4,000,000	Kraft Foods, Inc. 0.33% due 11/6/2009	3,999,817	3,999,817
2,514,000	Kraft Foods, Inc. 0.38% due 12/15/2009	2,512,832	2,512,832
7,700,000	Kraft Foods, Inc. 0.40% due 12/15/2009	7,696,236	7,696,236
12,188,000	Microsoft Corporation 0.08% due 12/14/2009	12,186,835	12,186,835
12,718,000	Microsoft Corporation 0.13% due 11/10/2009	12,717,587	12,717,587
11,864,000	Moody's Corporation 0.28% due 11/10/2009	11,863,170	11,863,170
29,384,000	Moody's Corporation 0.32% due 12/21/2009	29,370,940	29,370,940
32,200,000	Northern Illinois Gas Company 0.10% due 11/2/2009	32,199,911	32,199,911
10,000,000	NYSE Euronext 0.13% due 11/20/2009	9,999,314	9,999,314
15,000,000	NYSE Euronext 0.14% due 11/6/2009	14,999,708	14,999,708
15,161,000	Philip Morris International, Inc. 0.10% due 11/9/2009	15,160,663	15,160,663
10,000,000	The Procter & Gamble Company 0.10% due 11/2/2009	9,999,972	9,999,972
10,658,000	Time Warner, Inc. 0.30% due 11/4/2009	10,657,734	10,657,734
11,400,000	Time Warner, Inc. 0.33% due 11/16/2009	11,398,433	11,398,433
20,000,000	Time Warner, Inc. 0.35% due 11/9/2009	19,998,444	19,998,444

See Notes to Financial Statements.
46

Schedule of Investments | Year Ended October 31, 2009

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper—6.86%—(continued)
$10,000,000	Time Warner, Inc.	$9,998,153	$9,998,153
	0.35% due 11/20/2009
6,362,000	Time Warner, Inc. 0.42% due 11/16/2009	6,360,887	6,360,887
20,000,000	Time Warner, Inc.	19,982,250	19,982,250
	0.45% due 1/11/2010
8,000,000	Transocean, Inc. 0.30% due 11/2/2009	7,999,933	7,999,933
20,000,000	Wal-Mart Stores, Inc. 0.12% due 11/17/2009	19,998,933	19,998,933
6,900,000	WellPoint, Inc. 0.18% due 11/2/2009	6,899,966	6,899,966
11,308,000	Wisconsin Electronic Power 0.12% due 11/2/2009	11,307,962	11,307,962
8,800,000	Wisconsin Energy Corporation 0.15% due 11/2/2009	8,799,963	8,799,963
14,849,000	Wisconsin Energy Corporation 0.20% due 11/6/2009	14,848,588	14,848,588
6,944,000	Wisconsin Energy Corporation 0.20% due 11/20/2009	6,943,267	6,943,267
13,822,000	Wisconsin Energy Corporation 0.20% due 12/4/2009	13,819,466	13,819,466
	Total U.S. Commercial Paper	481,991,807	481,991,807
	Total Commercial Paper	704,975,516	704,975,516
	Total Investments—100.45%	$5,813,066,726	7,058,754,509
	Liabilities in Excess of Other Assets—(0.45)%		(31,857,273)
	Net Assets—100.00%		$7,026,897,236

(a)  Non-income producing security/commodity.

(b)  An affiliate of the Fund as defined by the Investment Company Act of 1940. An affiliate is defined as a company in which the Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities.

(c)  Security is deemed illiquid. At October 31, 2009, the value of these securities amounted to $139,583,163 or 1.99% of net assets.

(d)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $48,208,223 or 0.69% of net assets.

(e)  Represents interest in a restricted security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. At October 31, 2009, the value of these securities amounted to $50,381,982 or 0.72% of net assets.

(f)  Held through Financiere Bleue, LLC.

(g)  Participation certificate security—A type of investment with a combination of share and bond-like features. This security does not come with voting rights.

See Notes to Financial Statements.
47

Overseas Fund

(h)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(i)  Issuer is in default.

(j)  Represents a security registered under Regulation S. Bonds sold under Regulation S may not be offered, sold or delivered within the U.S., or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(k)  Inflation protected security.

  At October 31, 2009, aggregate cost for federal income tax purposes was $6,045,387,898; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$1,418,603,742
Gross unrealized depreciation	(405,237,131)
Net unrealized appreciation	$1,013,366,611

Abbreviations Used in this Schedule Include:

ADR  — American Depository Receipt

CPO  — Ordinary Participation Certificate

NVDR  — Non-Voting Depository Receipt

NYSE  — New York Stock Exchange

OAT  — French Treasury Obligation

PCL  — Public Company Limited

PLC  — Public Limited Company

RSP  — Represents Non-Voting Shares

Currencies

EUR  — Euro

SGD  — Singapore Dollar

TWD  — Taiwan Dollar

USD  — United States Dollar

Restricted Securities

SECURITY	ACQUISITION DATE	COST	CARRYING VALUE PER SHARE/PRINCIPAL
Emin Leydier SA 5.00% due 7/31/2016	7/30/2009	$14,273,396	$1.47
FINEL 9.50% due 6/30/2017	6/22/2005	9,649,600	0.74
FINEL	7/14/1999	9,152,131	0.07
First NIS Regional Fund SICAV	11/22/1994	1,000,000	0.50
Frégate	4/30/2004	23,235,900	25.05
Third Avenue Global Value Fund L.P.	6/30/1997	3,450,000	182.52

See Notes to Financial Statements.
48

Schedule of Investments | Year Ended October 31, 2009

Foreign Currency Exchange Contracts — Sales

SETTLEMENT DATES THROUGH	FOREIGN CURRENCY TO BE DELIVERED		U.S. $ TO BE RECEIVED	U.S. $ VALUE AT OCTOBER 31, 2009	UNREALIZED APPRECIATION AT OCTOBER 31, 2009	UNREALIZED DEPRECIATION AT OCTOBER 31, 2009
1/20/10	238,494,000	Euro	$334,478,018	$351,133,519	$—	$(16,655,501)
1/20/10	26,712,117,000	Japanese Yen	277,519,955	296,955,941	—	(19,435,986)
1/20/10	251,517,329	Mexican Peso	18,614,297	18,883,538	—	(269,241)
2/17/10	24,147,718,000	Japanese Yen	258,018,231	268,491,125	—	(10,472,894)
2/17/10	324,298,610	Mexican Peso	24,022,073	24,291,137	—	(269,064)
2/17/10	273,357,000	Euro	391,161,043	402,442,094	—	(11,281,051)
3/17/10	132,000,000	Euro	194,693,400	194,272,980	420,420	—
3/17/10	8,600,000,000	Japanese Yen	95,976,787	95,665,571	311,216	—
3/17/10	177,000,000	Mexican Peso	13,089,295	13,147,550	—	(58,255)
			$1,607,573,099	$1,665,283,455	$731,636	$(58,441,992)

Affiliated Securities

SECURITY	SHARES OCTOBER 31, 2008	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES OCTOBER 31, 2009	VALUE OCTOBER 31, 2009	REALIZED LOSS	DIVIDEND INCOME
Chofu Seisakusho Company Limited	2,022,800	—	—	2,022,800	$40,615,585	$—	$566,723
Deutsche Wohnen AG	2,047,306	4,371,225	—	6,418,531	72,931,295	—	—
FINEL	3,593,581	8,000,000	—	11,593,581	854,302	—	—
Frégate	300,000	600,000	—	900,000	22,548,380	—	9,656,366
Fuji Seal International, Inc.	1,954,500	16,600	284,100	1,687,000	34,454,203	(1,541,383)	495,905
Fursys, Inc.	939,030	9,300	—	948,330	21,096,282	—	362,013
Gaumont SA	364,373	—	—	364,373	22,097,337	—	124,190
Gewiss S.p.A.	6,421,411	—	416,831	6,004,580	26,724,740	(1,112,415)	719,441
Haw Par Corporation Limited	23,149,730	43,100	—	23,192,830	92,748,133	—	3,176,632
Icom, Inc.	853,360	8,300	—	861,660	21,063,970	—	250,196
Japan Wool Textile Company Limited	5,693,500	883,800	—	6,577,300	44,362,699	—	1,058,943
Laurent- Perrier	563,378	—	—	563,378	45,067,517	—	561,854
Maezawa Kasei Industries Company Limited	2,068,330	—	—	2,068,330	22,775,877	—	587,929

See Notes to Financial Statements.
49

Overseas Fund

Affiliated Securities—(continued)

SECURITY	SHARES OCTOBER 31, 2008	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES OCTOBER 31, 2009	VALUE OCTOBER 31, 2009	REALIZED LOSS	DIVIDEND INCOME
Matsumoto Yushi-Seiyaku Company Limited	1,058,246	—	—	1,058,246	$20,460,559	$—	$504,211
Nissay Dowa General Insurance Company Limited	20,785,230	206,700	—	20,991,930	95,168,703	—	1,584,529
Nitto Kohki Company Limited	2,832,150	—	—	2,832,150	59,698,745	—	1,115,351
Pfeiffer Vacuum Technology AG	915,140	—	—	915,140	68,944,923	—	3,645,729
Robertet SA	236,140	—	—	236,140	28,536,934	—	505,559
Sansei Yusoki Company Limited	1,223,670	—	—	1,223,670	6,186,676	—	168,666
Shingakukai Company Limited	1,444,600	—	20,500	1,424,100	4,763,088	(66,353)	81,423
Sucrière de Pithiviers- Le-Vieil	39,143	—	—	39,143	36,342,815	—	1,318,103
T. Hasegawa Company Limited	3,452,591	—	—	3,452,591	53,863,412	—	679,846
Tasman Farms Limited	5,750,000	—	—	5,750,000	4,123,037	—	—
Yomeishu Seizo Company Limited	2,535,900	—	—	2,535,900	24,599,597	—	434,971
Total					$870,028,809	$(2,720,151)	$27,598,580

See Notes to Financial Statements.
50

Schedule of Investments | Year Ended October 31, 2009

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
U.S. Common Stock
Materials	0.78%
Total U.S. Common Stocks	0.78
International Common Stocks
Consumer Discretionary	9.77%
Consumer Staples	9.30
Energy	2.90
Financials	11.48
Health Care	6.74
Industrials	20.66
Information Technology	6.68
Materials	8.73
Telecommunication Services	0.38
Total International Common Stocks	76.64
International Preferred Stocks
Consumer Discretionary	0.81
Consumer Staples	0.10
Information Technology	1.22
Total International Preferred Stocks	2.13
Commodity	8.12
International Bonds
Financials	0.23
Government Issues	1.01
Industrials	0.03
Information Technology	0.77
Materials	0.59
Telecommunication Services	0.03
Total International Bonds	2.66
Investment Companies	0.09
Commercial Paper
International Commercial Paper	3.17
U.S. Commercial Paper	6.86
Total Commercial Paper	10.03
Total Investments	100.45%

See Notes to Financial Statements.
51

Fund Overview | Data as of October 31, 2009 (unaudited)

INVESTMENT OBJECTIVE

First Eagle U.S. Value Fund seeks long-term growth of capital by investing, under normal market conditions, primarily in equity and debt securities issued by U.S. corporations. Management utilizes a highly disciplined, bottom-up, value-oriented approach in achieving its investment objective.

Average Annual Returns

	ONE-YEAR	FIVE-YEARS	SINCE INCEPTION (09-04-01)
First Eagle U.S. Value Fund (A Shares)
without sales charge	14.52%	4.82%	8.51%
with sales charge	8.80	3.75	7.83
Standard & Poor's 500 Index	9.80	0.33	0.82
Consumer Price Index	-0.18	2.52	2.44

Asset Allocation

Sector/Industry

Consumer Discretionary	19.60%
Energy	10.34
Financials	9.39
Information Technology	9.26
Materials	7.17
Industrials	6.55
Health Care	6.13
Commodity (Gold Bullion)	5.38
Government Issues	3.75
Utilities	1.01
Telecommunication Services	0.83
Investment Company	0.70
Consumer Staples	0.48

The Fund's portfolio composition (represented as a percentage of net assets) is subject to change at any time.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009
52

U.S. Value Fund

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares with a sales charge gives effect to the deduction of the maximum sales charge of 5.00%.

The Standard & Poor's 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy and is not available for purchase. Although the Standard & Poor's 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also considered a proxy for the total market. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings

Gold Bullion (precious metal)	5.38%
United States Treasury Inflation Indexed Bond 1.875% due 7/15/2013 (U.S. Treasury Bond)	3.33
Cintas Corporation (U.S. uniform designer and manufacturer)	3.09
Sanofi-Aventis SA, ADR (French health care company)	2.96
Microsoft Corporation (U.S. software developer)	2.69
American Express Company (U.S. credit card and travel services company)	2.67
Berkshire Hathaway, Inc., Class 'A' (U.S. holding company)	2.26
Home Depot, Inc. (U.S. home improvement retailer)	2.25
3M Company (U.S. industrial conglomerate)	2.17
Apache Corporation (U.S. energy company)	2.15

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009
53

First Eagle U.S. Value Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Common Stocks—61.82%
U.S. Common Stocks—54.87%
Consumer Discretionary 16.64%
1,124,570	Cintas Corporation	$34,034,015	$31,139,343
904,950	Home Depot, Inc.	21,334,784	22,705,195
1,271,296	Comcast Corporation , Class 'A'	20,520,863	17,823,570
513,250	Omnicom Group, Inc.	15,202,566	17,594,210
283,434	Wal-Mart Stores, Inc.	13,018,272	14,081,001
243,400	Costco Wholesale Corporation	10,485,089	13,837,290
290,862	Unifirst Corporation	8,235,507	12,236,564
320,540	International Speedway Corporation , Class 'A'	12,833,406	8,176,975
342,770	Ascent Media Corporation (a)	7,999,427	7,948,836
92,760	McDonald's Corporation	2,230,743	5,436,664
144,110	Copart, Inc. (a)	4,002,001	4,636,019
250,480	Barnes & Noble, Inc.	5,738,398	4,160,473
289,405	News Corporation , Class 'A'	3,490,619	3,333,946
105,610	Viacom, Inc. , Class 'B' (a)	2,891,487	2,913,780
80,412	WABCO Holdings, Inc.	1,669,054	1,907,373
600	St. John Knits International, Inc. (a)(b)	18,600	1,890
		163,704,831	167,933,129
Energy 8.57%
230,050	Apache Corporation	15,906,114	21,652,306
525,360	Helmerich & Payne, Inc.	13,540,310	19,974,187
380,318	ConocoPhillips	16,819,748	19,084,357
222,980	Murphy Oil Corporation	11,605,604	13,632,997
352,139	San Juan Basin Royalty Trust	10,234,184	6,271,596
71,971	SEACOR Holdings, Inc. (a)	5,296,308	5,849,083
		73,402,268	86,464,526
Financials 6.62%
773,580	American Express Company	24,599,768	26,951,527
230	Berkshire Hathaway, Inc. , Class 'A' (a)	20,859,068	22,770,000
464,821	Cincinnati Financial Corporation	11,491,850	11,787,861
146,920	Mercury General Corporation	6,867,843	5,356,703
8,000	LandCo Real Estate LLC (a)(b)(c)(d)	27,840	10,240
		63,846,369	66,876,331

See Notes to Financial Statements.
54

Schedule of Investments | Year Ended October 31, 2009

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Common Stocks—54.87%—(continued)
Health Care 3.17%
271,870	Johnson & Johnson	$16,286,137	$16,053,923
284,280	WellPoint, Inc. (a)	12,976,265	13,292,933
79,310	DENTSPLY International, Inc.	1,696,097	2,614,058
		30,958,499	31,960,914
Industrials 5.94%
297,860	3M Company	19,775,534	21,913,560
199,990	Alliant Techsystems, Inc. (a)	17,506,596	15,555,222
284,971	Automatic Data Processing, Inc.	10,321,740	11,341,846
1,239,695	Blount International, Inc. (a)	13,695,961	11,206,843
		61,299,831	60,017,471
Information Technology 7.23%
978,625	Microsoft Corporation	22,767,240	27,137,271
961,604	Intel Corporation	16,403,973	18,376,253
673,460	Linear Technology Corporation	17,101,345	17,429,145
691,635	Dell, Inc. (a)	9,690,808	10,021,791
		65,963,366	72,964,460
Materials 5.25%
352,700	Rayonier, Inc. , REIT	11,296,822	13,607,166
309,212	Newmont Mining Corporation	13,055,065	13,438,354
315,810	Weyerhaeuser Company	12,074,848	11,476,535
230,337	Plum Creek Timber Company, Inc. , REIT	7,409,731	7,207,245
95,350	Deltic Timber Corporation	4,565,760	4,052,375
70,650	Vulcan Materials Company	4,616,316	3,252,019
		53,018,542	53,033,694
Telecommunication Services 0.83%
366,750	Cisco Systems, Inc. (a)	6,324,929	8,380,237
Utilities 0.62%
222,850	IDACorporation, Inc.	7,066,291	6,259,857
Total U.S. Common Stocks		525,584,926	553,890,61	9
International Common Stocks—6.95%
Canada 0.89%
360,097	Franco-Nevada Corporation	6,543,445	8,959,128
France 2.96%
810,262	Sanofi-Aventis SA , ADR	31,195,576	29,914,873

See Notes to Financial Statements.
55

U.S. Value Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks—6.95%—(continued)
United Kingdom 3.10%
739,305	Willis Group Holdings Limited	$19,697,842	$19,961,235
449,190	Amdocs Limited (a)	10,521,990	11,319,588
		30,219,832	31,280,823
Total International Common Stocks		67,958,853	70,154,824
Total Common Stocks		593,543,779	624,045,443
U.S. Preferred Stocks—0.85%
Consumer Staples 0.46%
168,915	Seneca Foods Corporation, Series '2003' (a)(b)(c)(g)	2,542,171	4,677,256
Utilities 0.39%
88,100	Calenergy Capital Trust III 6.50% (b)(h)	3,778,987	3,920,450
Total U.S. Preferred Stocks		6,321,158	8,597,706
Investment Company—0.70%
276,460	PowerShares DB Agriculture Fund, ETF (a)	6,753,724	7,069,082
OUNCES
Commodity—5.38%
51,916	Gold bullion (a)	33,486,747	54,304,356
PRINCIPAL AMOUNT
Bonds—11.84%
U.S. Bonds—11.48%
Corporate Bonds 6.94%
$600,000	Bausch & Lomb, Inc.	513,589	361,314
	7.125% due 8/1/2028 (b)
17,429,000	Blount International, Inc. 8.875% due 8/1/2012	17,575,227	17,821,152
1,000,000	Briggs & Stratton Corporation 8.875% due 3/15/2011	1,012,368	1,057,500
250,000	Elizabeth Arden, Inc. 7.75% due 1/15/2014	250,000	241,250
5,975,000	Mueller Water Products, Inc. 7.375% due 6/1/2017	4,607,498	5,198,250
2,000,000	Pulte Homes, Inc. 6.25% due 2/15/2013	1,842,246	2,025,000

See Notes to Financial Statements.
56

Schedule of Investments | Year Ended October 31, 2009

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Bonds—11.48%—(continued)
Corporate Bonds 6.94%—(continued)
$3,800,000	Sanmina-SCI Corporation	$3,431,399	$3,629,000
	6.75% due 3/1/2013
2,000,000	Sanmina-SCI Corporation 8.125% due 3/1/2016	1,775,586	1,920,000
10,169,000	Sealy Mattress Company 8.25% due 6/15/2014	7,200,317	9,914,775
10,500,000	Texas Industries, Inc. 7.25% due 7/15/2013	8,468,558	10,342,500
250,000	Visant Holding Corporation 10.25% due 12/1/2013 (b)	193,166	258,750
5,424,000	Yankee Acquisition Corporation,	5,506,290	5,207,040
	Series 'B' 8.50% due 2/15/2015
12,697,000	Yankee Acquisition Corporation, Series 'B' 9.75% due 2/15/2017	12,692,205	12,030,408
		65,068,449	70,006,939
Government Obligations 3.75%
32,076,954	United States Treasury Inflation Indexed Bond 1.875% due 7/15/2013 (e)	30,755,533	33,620,658
4,066,278	United States Treasury Inflation Indexed Bond 2.375% due 4/15/2011 (e)	4,131,203	4,210,187
		34,886,736	37,830,845
Convertible Bond 0.79%
8,307,000	Boston Properties LP 3. 625% due 2/15/2014 (f)(i)	6,159,931	8,016,255
Total U.S. Bonds		106,115,116	115,854,039
International Corporate Bond—0.36%
Canada 0.36%
3,520,000 USD	Celestica, Inc. 7.625% due 7/1/2013	3,348,384	3,625,600
Total Bonds		109,463,500	119,479,639
Commercial Paper—19.07%
International Commercial Paper—6.74%
France 0.60%
6,000,000 USD	Électricité de France 0.19% due 1/6/2010	5,997,910	5,997,910

See Notes to Financial Statements.
57

U.S. Value Fund

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Commercial Paper—6.74%—(continued)
Japan 2.44%
6,648,000 USD	Hitachi, Limited 0.28% due 11/12/2009	$6,647,431	$6,647,431
9,000,000 USD	Panasonic Finance 0.19% due 12/14/2009	8,997,958	8,997,958
9,000,000 USD	Panasonic Finance 0.21% due 12/2/2009	8,998,372	8,998,372
Netherlands 0.49%
4,979,000 USD	Royal Dutch Shell PLC 0.12% due 11/9/2009	4,978,867	4,978,867
Switzerland 1.12%
6,310,000 USD	Nestlé Capital Corporation 0.11% due 11/23/2009	6,309,576	6,309,576
5,000,000 USD	Nestlé Capital Corporation 0.21% due 11/4/2009	4,999,913	4,999,913
United Kingdom 2.09%
5,000,000 USD	Diageo Capital PLC 0.27% due 11/5/2009	4,999,850	4,999,850
6,000,000 USD	Diageo Capital PLC 0.27% due 11/9/2009	5,999,640	5,999,640
6,681,000 USD	Diageo Capital PLC 0.30% due 11/5/2009	6,680,777	6,680,777
3,400,000 USD	Reed Elsevier PLC 0.20% due 11/19/2009	3,399,660	3,399,660
Total International Commercial Paper		68,009,954	68,009,954
U.S. Commercial Paper—12.33%
$3,303,000	Bemis Company, Inc.	3,302,835	3,302,835
	0.20% due 11/10/2009
3,957,000	The Coca-Cola Company 0.12% due 12/11/2009	3,956,472	3,956,472
1,348,000	Dell, Inc. 0.19% due 12/14/2009	1,347,694	1,347,694
7,599,000	E.I. du Pont de Nemours and Company 0.11% due 11/16/2009	7,598,652	7,598,652
5,000,000	E.I. du Pont de Nemours and Company 0.13% due 11/9/2009	4,999,856	4,999,856
4,584,000	Kraft Foods, Inc. 0.33% due 11/6/2009	4,583,790	4,583,790
3,554,000	Microsoft Corporation 0.13% due 11/10/2009	3,553,885	3,553,885
10,925,000	Moody's Corporation 0.28% due 11/10/2009	10,924,235	10,924,235

See Notes to Financial Statements.
58

Schedule of Investments | Year Ended October 31, 2009

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper—12.33%—(continued)
$9,654,000	Moody's Corporation	$9,649,709	$9,649,709
	0.32% due 12/21/2009
10,000,000	Northern Illinois Gas Company 0.10% due 11/2/2009	9,999,972	9,999,972
5,000,000	NYSE Euronext 0.13% due 11/20/2009	4,999,657	4,999,657
9,844,000	Philip Morris International, Inc. 0.10% due 11/9/2009	9,843,781	9,843,781
8,400,000	Time Warner, Inc. 0.30% due 11/4/2009	8,399,790	8,399,790
5,214,000	Time Warner, Inc.	5,213,037	5,213,037
	0.35% due 11/20/2009
5,000,000	Time Warner, Inc. 0.45% due 1/11/2010	4,995,563	4,995,563
1,470,000	Transocean, Inc. 0.28% due 11/13/2009	1,469,863	1,469,863
5,500,000	Transocean, Inc. 0.30% due 11/2/2009	5,499,954	5,499,954
2,000,000	WellPoint, Inc. 0.18% due 11/2/2009	1,999,990	1,999,990
5,000,000	Wisconsin Electronic Power 0.12% due 11/2/2009	4,999,983	4,999,983
3,000,000	Wisconsin Energy Corporation 0.15% due 11/2/2009	2,999,988	2,999,988
5,730,000	Wisconsin Energy Corporation 0.20% due 11/20/2009	5,729,395	5,729,395
8,378,000	Wisconsin Energy Corporation 0.20% due 12/4/2009	8,376,464	8,376,464
	Total U.S. Commercial Paper	124,444,565	124,444,565
	Total Commercial Paper	192,454,519	192,454,519
	Total Investments—99.66%	$942,023,427	1,005,950,745
	Other Assets in Excess of Liabilities—0.34%		3,413,063
	Net Assets—100.00%		$1,009,363,808

(a)  Non-income producing security/commodity.

(b)  Security is deemed illiquid. At October 31, 2009, the value of these securities amounted to $9,229,900 or 0.91% of net assets.

(c)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $4,687,496 or 0.46% of net assets.

(d)  Represents interest in a restricted security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. At October 31, 2009, the value of these securities amounted to $10,240 or 0.00% of net assets.

(e)  Inflation protected security.

See Notes to Financial Statements.
59

U.S. Value Fund

(f)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(g)  This security is convertible until December 31, 2049.

(h)  This security is subject to a call feature and may be called in full or partially on or anytime after December 28, 2009.

(i)  This security is convertible until February 15, 2014.

  At October 31, 2009, aggregate cost for federal income tax purposes was $943,390,773; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$90,676,992
Gross unrealized depreciation	(28,117,020)
Net unrealized appreciation	$62,559,972

Abbreviations Used in this Schedule Include:

ADR  — American Depository Receipt

ETF  — Exchange Traded Fund

NYSE  — New York Stock Exchange

PLC  — Public Limited Company

REIT  — Real Estate Investment Trust

Currency

USD  — United States Dollar

Restricted Security

SECURITY	ACQUISITION DATE	COST	CARRYING VALUE PER SHARE
LandCo Real Estate LLC	9/6/2006	$27,840	$1.28

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
U.S. Common Stocks
Consumer Discretionary	16.64%
Energy	8.57
Financials	6.62
Health Care	3.17
Industrials	5.94
Information Technology	7.23
Materials	5.25
Telecommunication Services	0.83
Utilities	0.62
Total U.S. Common Stocks	54.87

See Notes to Financial Statements.
60

Schedule of Investments | Year Ended October 31, 2009

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS—(CONTINUED)	PERCENT OF NET ASSETS
International Common Stocks
Financials	1.98%
Health Care	2.96
Information Technology	1.12
Materials	0.89
Total International Common Stocks	6.95
U.S. Preferred Stocks
Consumer Staples	0.46
Utilities	0.39
Total U.S. Preferred Stocks	0.85
Investment Company	0.70
Commodity	5.38
U.S. Bonds
Consumer Discretionary	2.96
Consumer Staples	0.02
Energy	1.77
Financials	0.79
Government Issues	3.75
Industrials	0.61
Information Technology	0.55
Materials	1.03
Total U.S. Bonds	11.48
International Corporate Bond
Information Technology	0.36
Total International Corporate Bond	0.36
Commercial Paper
International Commercial Paper	6.74
U.S. Commercial Paper	12.33
Total Commercial Paper	19.07
Total Investments	99.66%

See Notes to Financial Statements.
61

Fund Overview | Data as of October 31, 2009 (unaudited)

INVESTMENT OBJECTIVE

First Eagle Gold Fund is a non-diversified fund whose investment objective is to provide exposure to the investment characteristics of gold and, to a limited extent, other precious metals. In seeking to achieve its objective, the Fund invests primarily in gold, gold related securities and issuers principally engaged in the gold industry.

Average Annual Returns

	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Gold Fund (A Shares)
without sales charge	78.93%	15.54%	19.86%
with sales charge	69.99	14.36	19.40
FTSE Gold Mines Index	92.08	10.04	11.32
MSCI World Index	18.42	2.64	0.23
Consumer Price Index	-0.18	2.52	2.54

Asset Allocation

Countries

Canada	31.92%
United States	26.08
South Africa	12.68
Australia	6.39
Africa	6.10
Papua New Guinea	5.37
Mexico	4.67
United Kingdom	0.82
Peru	0.36

The Fund's portfolio composition (represented as a percentage of net assets) is subject to change at any time.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009
62

Gold Fund

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares with a sales charge give effect to the deduction of the maximum sales charge of 3.75% for periods prior to March 1, 2000 and of 5.00% thereafter.

The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The index provides total returns in U.S. dollars with net dividends reinvested. The FTSE Gold Mines Index is an unmanaged index composed of approximately 19 mining companies and is only available without dividends reinvested and is not available for purchase. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings

Gold Bullion (United States)	18.23%
Lihir Gold Limited (Papua New Guinea)	5.37
IAMGOLD Corporation (Canada)	5.10
Randgold Resources Limited, ADR (Africa)	4.89
Newcrest Mining Limited (Australia)	4.84
Goldcorp, Inc. (Canada)	4.72
Kinross Gold Corporation (Canada)	4.33
Newmont Mining Corporation (United States)	4.30
Gold Fields Limited, ADR (South Africa)	4.27
Harmony Gold Mining Company Limited, ADR (South Africa)	4.20

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009
63

First Eagle Gold Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Common Stocks—76.08%
International Common Stocks—68.23%
Africa 6.10%
1,358,386	Randgold Resources Limited, ADR	$28,417,371	$90,617,935
11,181,200	Centamin Egypt Limited (a)	13,252,882	22,337,581
		41,670,253	112,955,516
Australia 6.39%
3,087,879	Newcrest Mining Limited	51,383,466	89,674,905
3,021,681	Kingsgate Consolidated Limited	10,180,165	20,647,636
2,093,857	Independence Group NL	7,607,115	8,113,951
		69,170,746	118,436,492
Canada 31.87%
7,114,972	IAMGOLD Corporation	42,949,740	94,431,972
2,380,100	GoldCorp, Inc.	70,070,391	87,516,277
4,316,532	Kinross Gold Corporation	53,127,693	80,201,165
1,670,424	Barrick Gold Corporation	51,724,185	60,018,334
5,570,749	Yamana Gold, Inc.	53,416,056	59,149,277
1,554,813	Franco-Nevada Corporation	31,874,314	38,683,379
3,955,534	Minefinders Corporation (a)(c)	29,225,637	37,426,113
9,935,971	New Gold, Inc. (a)(b)	20,202,990	36,023,868
4,474,350	Aurizon Mines Limited (a)	6,394,385	19,243,181
3,004,730	European Goldfields Limited (a)	6,640,037	16,952,324
4,258,336	Dundee Precious Metals, Inc. (a)(b)	18,502,994	14,218,085
1,925,130	Osisko Mining Corporation (a)(b)	8,882,462	12,998,011
835,000	Eldorado Gold Corporation (a)	9,860,059	9,313,818
4,228,830	Anatolia Minerals Development Limited (a)(b)	8,933,864	8,370,048
2,128,370	Northgate Minerals Corporation (a)	5,838,825	5,512,478
98,763	Agnico-Eagle Mines Limited	841,823	5,261,514
1,787,980	Richmont Mines, Inc. (a)(c)	5,728,117	4,845,340
582,250	Etruscan Resources, Inc. (a)	1,451,640	266,568
		425,665,212	590,431,752
Mexico 4.67%
4,286,341	Fresnillo PLC	17,256,013	52,256,380
1,880,910	Industrias Peñoles S.A.B. de C.V.	6,134,596	34,307,539
		23,390,609	86,563,919
Papua New Guinea 5.37%
36,264,276	Lihir Gold Limited (a)	63,680,171	99,445,922

See Notes to Financial Statements.
64

Schedule of Investments | Year Ended October 31, 2009

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks—68.23%—(continued)
Peru 0.36%
198,050	Cia de Minas Buenaventura SA , ADR	$3,760,655	$6,648,538
South Africa 12.65%
6,201,044	Gold Fields Limited , ADR	82,147,473	79,063,311
7,801,323	Harmony Gold Mining Company Limited , ADR	82,299,085	77,701,177
1,679,219	AngloGold Ashanti Limited , ADR	49,612,110	63,037,881
9,844,550	Great Basin Gold Limited (a)	12,640,578	14,477,280
		226,699,246	234,279,649
United Kingdom 0.82%
416,864	Anglo American PLC (a)	19,462,003	15,181,321
Total International Common Stocks		873,498,895	1,263,943,109
U.S. Common Stocks—7.85%
Materials 7.85%
1,832,017	Newmont Mining Corporation	74,771,970	79,619,459
1,489,601	Royal Gold, Inc.	35,733,298	65,795,676
Total U.S. Common Stocks		110,505,268	145,415,135
Total Common Stocks		984,004,163	1,409,358,244
Warrants—0.08%
650,000	Dundee Precious Metals, Inc. Warrants exp 11/20/2015 (a)(b)	—	901,776
1,500,000	Great Basin Gold Limited Warrants exp 10/15/2010 (a)	—	471,698
Total Warrants		—	1,373,474
OUNCES
Commodity—18.23%
322,873	Gold bullion (a)	139,679,146	337,725,045
PRINCIPAL AMOUNT
Commercial Paper—6.29%
International Commercial Paper—1.75%
France 0.20%
3,710,000 USD	Électricité de France 0.19% due 1/6/2010	3,708,708	3,708,708

See Notes to Financial Statements.
65

Gold Fund

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Commercial Paper—1.75%—(continued)
Japan 1.10%
15,000,000 USD	Panasonic Finance 0.21% due 12/2/2009	$14,997,288	$14,997,288
5,346,000 USD	Panasonic Finance 0.19% due 12/7/2009	5,344,984	5,344,984
Switzerland 0.45%
8,326,000 USD	Nestlé Capital Corporation 0.21% due 11/4/2009	8,325,854	8,325,854
Total International Commercial Paper		32,376,834	32,376,834
U.S. Commercial Paper—4.54%
$4,389,000	Bemis Company, Inc.	4,388,781	4,388,781
	0.20% due 11/10/2009
8,000,000	E.I. du Pont de Nemours and Company 0.13% due 11/9/2009	7,999,769	7,999,769
5,150,000	Microsoft Corporation 0.13% due 11/10/2009	5,149,833	5,149,833
8,792,000	Moody's Corporation 0.32% due 12/21/2009	8,788,092	8,788,092
12,000,000	Northern Illinois Gas Company 0.10% due 11/2/2009	11,999,967	11,999,967
9,942,000	Time Warner, Inc. 0.30% due 11/4/2009	9,941,751	9,941,751
5,321,000	Transocean, Inc. 0.30% due 11/2/2009	5,320,956	5,320,956
10,831,000	Wal-Mart Stores, Inc. 0.12% due 11/17/2009	10,830,422	10,830,422
2,500,000	WellPoint, Inc. 0.18% due 11/2/2009	2,499,988	2,499,988
5,610,000	Wisconsin Electronic Power 0.12% due 11/2/2009	5,609,981	5,609,981
8,626,000	Wisconsin Energy Corporation 0.20% due 11/20/2009	8,625,089	8,625,089
3,000,000	Wisconsin Energy Corporation 0.15% due 11/2/2009	2,999,988	2,999,988
	Total U.S. Commercial Paper	84,154,617	84,154,617
	Total Commercial Paper	116,531,451	116,531,451
	Total Investments—100.68%	$1,240,214,760	1,864,988,214
	Liabilities in Excess of Other Assets—(0.68)%		(12,657,117)
	Net Assets—100.00%		$1,852,331,097

(a)  Non-income producing security/commodity.

(b)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

See Notes to Financial Statements.
66

Schedule of Investments | Year Ended October 31, 2009

(c)  An affiliate of the Fund as defined by the Investment Company Act of 1940. An affiliate is defined as a company in which the Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities.

  At October 31, 2009, aggregate cost for federal income tax purposes was $1,287,603,306; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$597,136,821
Gross unrealized depreciation	(19,751,913)
Net unrealized appreciation	$577,384,908

Abbreviations Used in this Schedule Include:

ADR  — American Depository Receipt

PLC  — Public Limited Company

Currency

USD  — United States Dollar

Affiliated Securities

SECURITY	SHARES OCTOBER 31, 2008	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES OCTOBER 31, 2009	VALUE OCTOBER 31, 2009	REALIZED GAIN/ (LOSS)	DIVIDEND INCOME
Minefinders Corporation	2,136,414	1,819,120	—	3,955,534	$37,426,113	$—	$—
Richmont Mines, Inc.	1,787,980	—	—	1,787,980	4,845,340	—	—
Total					$42,271,453	$—	$—

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
International Common Stocks
Materials	68.23%
Total International Common Stocks	68.23
U.S. Common Stocks
Materials	7.85
Total U.S. Common Stocks	7.85
Warrants	0.08
Commodity	18.23
Commercial Paper
International Commercial Paper	1.75
U.S. Commercial Paper	4.54
Total Commercial Paper	6.29
Total Investments	100.68%

See Notes to Financial Statements.
67

Management's Discussion of Fund Performance

First Eagle Fund of America Class Y increased 9.14% for the year ended October 31, 2009 versus an increase of 9.80% for the S&P 500 Index. The five largest contributors to the performance were Valeant Pharmaceuticals International, Ball Corporation, General Dynamics Corporation, Walter Energy, Inc. and Atlas Energy, Inc., collectively accounting for 7.17% of the Fund's performance. The five largest detractors were Leap Wireless International, Inc., Dean Foods Company, L-1 Identity Solutions, Inc., Biogen Idec, Inc. and General Communication, Inc., collectively subtracting 2.34% from the Fund's performance.

The good news is that the intensity of the economic downturn which began more than a year ago is clearly abating. Virtually every measure, whether in the financial or real economy, shows if not positive trends, at least less negative ones. Accordingly, equity prices have responded significantly, albeit off levels which we considered to be absurdly low. The bad news is that the cost of saving the system will be borne for many years both in actual current dollars as well as the willingness of the American taxpayer to tolerate government excess which in different times would not be allowed, the cost of which won't be felt until many years in the future.

Despite our views on our elected and unelected officials, we believe that economic conditions will continue to be favorable on a risk/reward basis for equities overall and in particular for our holdings. This is true on an absolute basis, and especially so considering the current unsustainable levels of fixed income securities which must be assuming trillion dollar plus deficits and multi-trillion dollar unfunded obligations, which are irrelevant to the future value of our currency.

Harold Levy

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009
68

First Eagle Fund of America

We believe that what we own is a portfolio comprised mostly of low leveraged companies with excellent free cash flows and demonstrated high quality managers who are generating cash for their owners. We are hopeful that this free cash flow will be reflected in the trading level of these equities over time or in their attractiveness to acquirers who try to take advantage of current mispricing by buying the entire enterprise.

We thank you for your continued confidence.

Harold Levy

Portfolio Manager

December 2009

Past performance is no guarantee of future results. The portfolio is actively managed. The portfolio and opinions expressed herein are subject to change. Current and future portfolio holdings are subject to risk.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009
69

Fund Overview | Data as of October 31, 2009 (unaudited)

INVESTMENT OBJECTIVE

First Eagle Fund of America is a non-diversified U.S. equity fund that seeks capital appreciation by investing primarily in U.S. stocks and to a lesser extent in debt and foreign equity securities. The Fund has a unique event-driven bias that focuses on identifying companies poised to benefit from change that the market has not yet recognized.

Average Annual Returns

	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Fund of America (Y Shares)	9.14%	3.62%	5.57%
Standard & Poor's 500 Index	9.80	0.33	-0.95

Asset Allocation

Sector/Industry*

Health Care	26.30%
Materials	18.98
Industrials	15.09
Energy	13.69
Information Technology	10.26
Consumer Discretionary	5.95
Investment Company	4.21
Consumer Staples	2.47
Telecommunication Services	1.21

* percentages exclude option positions

The Fund's portfolio composition (represented as a percentage of net assets) is subject to change at any time.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009
70

Fund of America

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The Fund's average annual returns shown above are historical and reflect changes in share price, reinvested dividends and is net of expenses.

The Standard & Poor's 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy and is not available for purchase. Although the Standard & Poor's 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also considered a proxy for the total market.

As of September 1, 2005, First Eagle Fund of America Class Y is closed to new accounts.

Top 10 Holdings

Valeant Pharmaceuticals International (pharmaceuticals company)	5.54%
Baxter International, Inc. (health technology company)	5.17
General Dynamics Corporation (aerospace and defense manufacturer)	4.88
Ball Corporation (containers and packaging manufacturer)	4.45
Amgen, Inc. (biotechnology company)	4.23
SPDR Gold Trust (exchange traded fund)	4.21
Dresser-Rand Group, Inc (oil field services and equipment)	3.89
Devon Energy Corporation (energy company)	3.76
Crown Holdings, Inc. (containers and packaging manufacturer)	3.59
Precision Castparts Corporation (metal components manufacturer)	3.36

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009
71

First Eagle Fund of America

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Common Stocks—93.51%
U.S. Common Stocks—86.77%
Consumer Discretionary 5.95%
1,014,890	The DIRECTV Group, Inc. (a)	$23,653,287	$26,691,607
319,300	The Sherwin-Williams Company (b)	17,496,019	18,212,872
115,300	McDonald's Corporation (b)	6,815,759	6,757,733
		47,965,065	51,662,212
Consumer Staples 2.47%
1,179,090	Dean Foods Company (a)(b)	19,316,165	21,494,811
Energy 10.16%
1,147,390	Dresser-Rand Group, Inc. (a)(b)	27,835,702	33,813,583
504,900	Devon Energy Corporation (b)	36,423,708	32,672,079
707,165	Atlas Energy, Inc.	22,671,620	18,513,580
434,050	McMoRan Exploration Company (a)	6,235,955	3,337,845
		93,166,985	88,337,087
Health Care 25.24%
1,637,770	Valeant Pharmaceuticals International (a)(b)	27,657,926	48,150,438
831,090	Baxter International, Inc. (b)	43,823,367	44,928,726
683,940	Amgen, Inc. (a)(b)	37,994,236	36,748,096
523,040	Chemed Corporation	22,499,969	23,704,173
2,632,740	PDL BioPharma, Inc. (b)	19,837,521	22,141,343
416,700	Biogen Idec, Inc. (a)(b)	19,520,059	17,555,571
1,213,387	Enzon Pharmaceuticals, Inc. (a)	10,244,912	10,180,317
116,110	Edwards Lifesciences Corporation (a)	5,593,232	8,933,503
295,100	Theravance, Inc. (a)(b)	4,263,992	4,122,547
195,230	Health Net, Inc. (a)(b)	3,213,451	2,910,879
		194,648,665	219,375,593
Industrials 15.09%
675,990	General Dynamics Corporation (b)	39,264,265	42,384,573
305,500	Precision Castparts Corporation (b)	27,682,927	29,184,415
841,600	Owens Corning, Inc. (a)(b)	18,249,983	18,607,776
398,500	Raytheon Company (b)	18,420,006	18,044,080
942,730	DynCorp International, Inc. (a)	12,806,173	16,026,410
137,340	Rockwell Collins, Inc.	6,443,125	6,919,189
		122,866,479	131,166,443

See Notes to Financial Statements.
72

Schedule of Investments | Year Ended October 31, 2009

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Common Stocks—86.77%—(continued)
Information Technology 10.07%
381,400	Computer Sciences Corporation (a)(b)	$19,741,539	$19,340,794
1,304,950	Nvidia Corporation (a)(b)	16,998,418	15,607,202
671,800	CA, Inc. (b)	14,737,791	14,054,056
499,720	Agilent Technologies, Inc. (a)	12,744,439	12,363,073
1,874,377	L-1 Identity Solutions, Inc. (a)(c)	24,318,664	11,077,568
1,612,356	LSI Corporation (a)	8,907,885	8,255,263
1,844,580	Atmel Corporation (a)	7,219,449	6,861,837
		104,668,185	87,559,793
Materials 16.85%
784,330	Ball Corporation (b)	28,029,590	38,690,999
1,171,070	Crown Holdings, Inc. (a)(b)	22,172,786	31,209,015
271,030	Praxair, Inc. (b)	19,652,077	21,530,623
736,770	Valspar Corporation	15,562,118	18,691,855
354,400	Eastman Chemical Company (b)	17,426,034	18,609,544
501,700	Packaging Corporation of America (b)	8,353,902	9,171,076
343,560	Eagle Materials, Inc.	14,006,979	8,537,466
		125,203,486	146,440,578
Telecommunication Services 0.94%
542,650	Leap Wireless International, Inc. (a)(b)	19,069,788	7,173,833
161,452	General Communication, Inc. (a)	1,044,143	992,930
		20,113,931	8,166,763
Total U.S. Common Stocks		727,948,961	754,203,280
International Common Stocks—6.74%
Bahamas 2.26%
945,590	Teekay Corporation	34,964,269	19,620,993
Bermuda 0.27%
208,400	Global Crossing Limited (a)	4,266,319	2,375,760
Canada 4.21%
641,500	Teck Resources Limited (a)(b)	16,778,094	18,552,180
1,155,552	MDS, Inc. (a)	14,582,709	9,209,749
4,692,800	UTS Energy Corporation (a)	18,746,923	8,854,340
		50,107,726	36,616,269
	Total International Common Stocks	89,338,314	58,613,022
	Total Common Stocks	817,287,275	812,816,302

See Notes to Financial Statements.
73

Fund of America

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)		VALUE (NOTE 1)
Limited Partnership—0.25%
135,200	Teekay Offshore Partners LP	$2,543,780		$2,199,704
Investment Company—4.21%
356,800	SPDR Gold Trust (a)(b)	32,829,035		36,582,704
PRINCIPAL AMOUNT
U.S. Bond—0.19%
Convertible Bond 0.19%
$1,800,000	L-1 Identity Solutions, Inc.	943,901		1,624,500
	3.75% due 5/15/2027 (d)
Repurchase Agreement—3.81%
33,089,281	State Street Bank and Trust Company, 0.01% dated 10/30/09 due 11/2/09 (collateralized by United States Treasury Bill, 0.11% due 3/25/10 valued at $33,753,115); proceeds $33,089,291	33,089,281		33,089,281
	Total Investment Portfolio Excluding Options Written—101.97%		$886,693,272	$886,312,491

CONTRACTS		STRIKE PRICE	EXPIRATION DATE	VALUE (NOTE 1)
Covered Call Options Written—(1.30)%
447	Amgen, Inc.	$60.00	Dec 2009	$(26,373)
184	Amgen, inc.	62.50	Dec 2009	(5,888)
216	Amgen, Inc.	62.50	Jan 2010	(13,824)
1,001	Ball Corporation	50.00	Jan 2010	(220,220)
1,100	Baxter International, Inc.	50.00	Nov 2009	(467,500)
810	Baxter International, Inc.	52.50	Nov 2009	(174,150)
114	Baxter International, Inc.	55.00	Dec 2009	(15,390)
739	Baxter International, Inc.	57.50	Dec 2009	(40,645)
168	Baxter International, Inc.	55.00	Jan 2010	(30,240)
897	Baxter International, Inc.	60.00	Jan 2010	(40,365)
364	Biogen Idec, Inc.	50.00	Dec 2009	(11,830)
204	Biogen Idec, Inc.	45.00	Jan 2010	(37,740)
2,220	Biogen Idec, Inc.	50.00	Jan 2010	(144,300)
172	Biogen Idec, Inc.	55.00	Jan 2010	(3,870)
407	CA, Inc.	20.00	Nov 2009	(61,050)
2,780	CA, Inc.	22.50	Dec 2009	(152,900)
718	Computer Sciences Corporation	52.50	Nov 2009	(71,800)

See Notes to Financial Statements.
74

Schedule of Investments | Year Ended October 31, 2009

CONTRACTS	DESCRIPTION	STRIKE PRICE	EXPIRATION DATE	VALUE (NOTE 1)
Covered Call Options Written—(1.30)%—(continued)
866	Computer Sciences Corporation	$50.00	Dec 2009	$(231,655)
2,032	Computer Sciences Corporation	55.00	Dec 2009	(147,320)
198	Computer Sciences Corporation	55.00	Jan 2010	(23,265)
244	Crown Holdings, Inc.	25.00	Jan 2010	(61,000)
474	Dean Foods Company	17.50	Nov 2009	(63,990)
1,104	Dean Foods Company	17.50	Dec 2009	(157,320)
446	Devon Energy Corporation	60.00	Nov 2009	(256,450)
1,508	Dresser-Rand Group, Inc.	30.00	Dec 2009	(214,890)
1,243	Eastman Chemical Company	50.00	Dec 2009	(559,350)
809	Eastman Chemical Company	55.00	Dec 2009	(202,250)
164	Eastman Chemical Company	55.00	Jan 2010	(41,820)
23	General Dynamics Corporation	55.00	Nov 2009	(18,055)
827	General Dynamics Corporation	65.00	Nov 2009	(64,092)
287	General Dynamics Corporation	65.00	Jan 2010	(67,445)
238	General Dynamics Corporation	70.00	Jan 2010	(16,660)
562	Health Net, Inc.	17.50	Nov 2009	(16,860)
431	Leap Wireless International, Inc.	20.00	Nov 2009	(4,310)
1,153	McDonald's Corporation	60.00	Jan 2010	(159,114)
2,619	Nvidia Corporation	13.00	Dec 2009	(117,855)
3,857	Nvidia Corporation	14.00	Dec 2009	(100,282)
579	Nvidia Corporation	14.00	Jan 2010	(23,160)
2,481	Owens Corning, Inc.	20.00	Nov 2009	(626,453)
3,847	Owens Corning, Inc.	22.50	Nov 2009	(307,760)
1,009	Owens Corning, Inc.	22.50	Jan 2010	(206,845)
465	Packaging Corporation of America	20.00	Nov 2009	(6,975)
1,040	Packaging Corporation of America	20.00	Jan 2010	(75,400)
3,656	PDL BioPharma, Inc.	7.50	Nov 2009	(420,440)
1,426	PDL BioPharma, Inc.	9.50	Jan 2010	(35,650)
231	Praxair, Inc.	80.00	Nov 2009	(49,665)
1,089	Praxair, Inc.	80.00	Jan 2010	(457,380)
1,049	Precision Castparts Corporation	100.00	Dec 2009	(298,965)
180	Precision Castparts Corporation	105.00	Dec 2009	(27,900)
477	Precision Castparts Corporation	100.00	Jan 2010	(193,185)
438	Raytheon Company	46.00	Nov 2009	(37,230)
2,762	Raytheon Company	47.50	Nov 2009	(116,004)
157	Raytheon Company	47.00	Jan 2010	(20,410)
1,602	The Sherwin-Williams Company	60.00	Dec 2009	(160,200)
154	The Sherwin-Williams Company	60.00	Jan 2010	(23,100)

See Notes to Financial Statements.
75

Fund of America

CONTRACTS	DESCRIPTION	STRIKE PRICE	EXPIRATION DATE	VALUE (NOTE 1)
Covered Call Options Written—(1.30)%—(continued)
62	SPDR Gold Trust	$94.00	Nov 2009	$(53,940)
45	SPDR Gold Trust	95.00	Nov 2009	(35,145)
58	SPDR Gold Trust	96.00	Nov 2009	(39,440)
87	SPDR Gold Trust	98.00	Nov 2009	(43,500)
22	SPDR Gold Trust	104.00	Jan 2010	(6,600)
3,641	Teck Resources Limited	25.00	Nov 2009	(1,602,040)
1,185	Teck Resources Limited	27.00	Jan 2010	(497,700)
656	Teck Resources Limited	28.00	Jan 2010	(242,720)
643	Teck Resources Limited	29.00	Jan 2010	(202,545)
290	Teck Resources Limited	30.00	Jan 2010	(81,200)
546	Theravence, Inc.	15.00	Dec 2009	(51,870)
557	Theravence, Inc.	17.50	Dec 2009	(22,280)
2,594	Valeant Pharmaceuticals International	25.00	Dec 2009	(1,284,030)

Total Covered Call Options Written (Premiums Received: $17,273,666)	(11,291,800)
Total Investments—100.67% (Cost: $869,419,606)	875,020,691
Liabilities in Excess of Other Assets—(0.67)%	(5,812,272)
Net Assets—100.00%	$869,208,419

(a)  Non-income producing security/commodity.

(b)  At October 31, 2009 all or a portion of this security was segregated to cover collateral requirement for options.

(c)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(d)  This security is subject to a call feature and may be called in full or partially on or anytime after May 15, 2012.

  At October 31, 2009, aggregate cost for federal income tax purposes, excluding options written, was $901,940,185; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$81,948,719
Gross unrealized depreciation	(97,576,413)
Net unrealized depreciation	$(15,627,694)

Abbreviation Used in this Schedule Include:

SPDR  — Standard & Poor's Depository Receipts, a gold-tracked Exchange Traded Fund.

See Notes to Financial Statements.
76

Schedule of Investments | Year Ended October 31, 2009

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
U.S. Common Stocks
Consumer Discretionary	5.95%
Consumer Staples	2.47
Energy	10.16
Health Care	25.24
Industrials	15.09
Information Technology	10.07
Materials	16.85
Telecommunication Services	0.94
Total U.S. Common Stocks	86.77
International Common Stocks
Energy	3.28
Health Care	1.06
Materials	2.13
Telecommunication Services	0.27
Total International Common Stocks	6.74
Limited Partnership	0.25
Investment Company	4.21
U.S. Bond
Information Technology	0.19
Total U.S. Bond	0.19
Repurchase Agreement	3.81
Covered Call Options	(1.30)
Total Investments	100.67%

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2009
77

Item 2.                                   Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.  Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.                                   Audit Committee Financial Expert.

The Board of Trustees of the registrant has designated Paul J. Lawler, William M. Kelly and Jean Hamilton as Audit Committee Financial Experts.  Mr. Lawler, Mr. Kelly and Ms. Hamilton are considered by the Board to be independent trustees.

Item 4.                                   Principal Accountant Fees and Services

(a)          Audit Fees:

For the Fiscal years ended October 31, 2009 and October 31, 2008, the aggregate PricewaterhouseCoopers LLP (PwC) audit fees for professional services rendered to the registrant were approximately $247,700 and $363,177, respectively.  Fees included in the audit fees category are those associated with the annual audits of the financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)         Audit Related Fees:

For the fiscal years ended October 31, 2009 and October 31, 2008, the aggregate PwC fees for assurance and related services rendered to the registrant were approximately $16,800 and $16,800, respectively.

(c)          Tax Fees:

In each fiscal year ended October 31, 2009 and October 31, 2008, the aggregate tax fees billed by PwC for professional services rendered to the registrant were approximately $219,000 and $168,478, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to audits. This category comprises fees for tax compliance and preparation of tax returns.

(d)         All Other Fees:

In each of the fiscal years ended October 31, 2009 and October 31, 2008, there were no fees billed by PwC for products and services, other than 4(a)-(c) above, rendered to the registrant.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval by the committee or a designated member thereof.  If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting.  Waiver of pre-approval for audit and non-audit services requiring fees of a de minimis amount is not permitted.

(e)(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) According to PwC, for the fiscal year ended October 31, 2009, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributable to work performed by persons who are not full-time, permanent employees of PwC was 0%.

(g) Other than as described in the table above, the aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant (“covered”), its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser (“non-covered”) that provides ongoing services to the registrant was $0 in 2009 and 2008.

(h) Not applicable.

Item 5.                                   Audit Committee of Listed Registrants

Not applicable at this time.

Item 6.                                   Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.                                   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.                                   Portfolio Managers of Closed-End Investment companies.

Not applicable.

Item 9.                                   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.                            Submission of Matters to a Vote of Security Holders.

No material change to report at this time.

Item 11.                            Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                            Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)): Attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Funds

By (Signature and Title)*	/s/ John P. Arnhold

John P. Arnhold, President

Date: January 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John P. Arnhold

John P. Arnhold, Principal Executive Officer

Date: January 8, 2010

By (Signature and Title)*	/s/ Joseph T. Malone

Joseph T. Malone, Principal Financial Officer

Date: January 8, 2010

*                            Print the name and title of each signing officer under his or her signature.